[MFS INVESTMENT MANAGEMENT logo]                             Semiannual Report
                                                             September 30, 1997

MFS(R) Municipal Series Trust
For the States of Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, and West Virginia


[Graphic of eyeglasses and bonds]

Table of Contents

Letter from the Chairman ..............   1
Portfolio Managers' Overview ..........   2
Portfolio Managers' Profiles ..........   2
Fund Facts ............................   3
Performance Summary ...................   3
Portfolio of Investments ..............   5
Financial Statements ..................  20
Notes to Financial Statements .........  50
The MFS Family of Funds[RegTM] ........  56
Trustees and Officers .................  57

Highlights

o The past six months saw a dramatic decline in interest rates, driven by a moderation in economic activity. Yields on 30-year U.S. Treasury bonds fell 0.67%, while yields on 30-year, "AAA"-rated municipal bonds fell 0.50%.

o The Funds benefited from the continuing compression of yield spreads between credit qualities, as the spread between insured "AAA"- and "BBB"-rated bonds tightened from approximately 0.40% to approximately 0.20%, causing lower-rated investment-grade bonds to outperform.

o This compression stemmed from the improvement in the overall fiscal condition of state and local governments and from the fact that over half of all new-issue municipal bonds now come to the market insured and are thus rated "AAA."

o The Funds have maintained a duration (or sensitivity to changes in interest rates) that is neutral to slightly long relative to their benchmark index, as our outlook for interest rates has turned positive.

Letter from the Chairman

[PICTURE OF A. KEITH BRODKIN]   Dear Shareholders:

                                An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. The rapid pace of growth seen in the first quarter slowed in the second quarter, to an annual rate of 3.3%. While real (inflation-adjusted) growth could moderate further in the third quarter, we believe economic momentum will carry well into the first quarter of 1998. Although the economy appears to be in a modest lull, the money supply is increasing at a rapid rate, and it still appears that Christmas sales could be quite good. Because economic growth continues to be impressive, markets are likely to begin focusing on the Federal Reserve Board's (the Fed's) willingness to raise interest rates.

In the fixed-income markets, we have been encouraged by the Fed's decision not to raise short-term interest rates. Inflation remains under control, and events in the Pacific Rim countries appear to be clearly disinflationary. At the same time, we are concerned that tight labor markets could lead to inflationary pressures. As a result, our near-term outlook is neutral to modestly positive. However, it is imperative that investors not lose sight of the potential for a strengthening economy, which would encourage the Fed to tighten monetary conditions.

We appreciate your support and welcome any questions or comments you may have.

Respectively,

[Signature of A. Keith Brodkin]

A. Keith Brodkin
Chairman and President

October 15, 1997

Portfolio Managers' Overview

Dear Shareholders:

The six-month period ended September 30, 1997, was marked by a dramatic decline in interest rates. General market interest rates, as measured by the yield on the 30-year U.S. Treasury bond, fell from 7.07% on April 1, 1997, to 6.40% on September 30, a drop of 67 basis points (0.67%). Driving this steep decline in interest rates was a moderation in the level of economic activity from the torrid pace experienced during the first quarter of 1997. This, combined with a continuation of low consumer inflation, led to a diminished probability of the Fed's further tightening monetary policy in the near term. As fears of further tightening faded, interest rates marched lower.

Municipal bond yields also declined during this period. The yield on 30-year general-obligation bonds rated "AAA" by Standard & Poor's fell from 5.75% on April 1, 1997, to 5.25% on September 30, a drop of 50 basis points (0.50%). This resulted in a yield ratio of 30-year municipals to comparable-maturity Treasury securities of 82%, slightly higher than the 81% ratio at the end of March. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) The modest increase is primarily attributable to a surge in the issuance of tax-exempt bonds during the last half of September, as issuers took advantage of the year's lowest interest rates.

The main factors impacting the performance of municipal bonds over this period were the general decline in interest rates and the continued compression of yield spreads between credit qualities. During the period, the spread between insured "AAA"- and "BBB"-rated bonds tightened from approximately 40 basis points (0.40%) to approximately 20 basis points (0.20%), causing lower-rated investment-grade bonds to outperform. This compression stemmed from a combination of factors. First, the overall fiscal condition of state and local governments is the strongest it has been in several years, owing to a healthy economy and generally sound fiscal practices. Second, over half of all new-issue municipal bonds now come insured and are thus rated "AAA." These factors, combined with investors' insatiable appetite for yield, have driven yield spreads to historically low levels.

During the past six months, we have generally kept the Funds' duration (or measure of interest-rate sensitivity) neutral to slightly long relative to the benchmark Lehman Brothers Municipal Bond Index (an unmanaged index of national municipal bond investments rated "Baa" or higher) as our outlook for interest rates has turned positive. We have also been focusing on bonds with maturities between 15 and 20 years that we believe provide attractive risk/reward opportunities and on lower-investment-grade issues that have outperformed the general market due to spread compression.

As long as the economy continues on its noninflationary, moderate growth path, we will remain optimistic about the future course of interest rates. If inflationary pressures rise or the Fed makes a "pre-emptive strike" against inflation by tightening monetary policy, we will endeavor to take any steps necessary to reduce the Funds' interest-rate sensitivity in an effort to protect shareholders' capital.

Respectfully,

[Signature of Geoffrey L. Schechter]       [Signature of David B. Smith]
George L. Schechter                        David B. Smith
Portfolio Manager                          Portfolio Manager


Portfolio Managers' Profiles

Geoffrey L. Schechter joined MFS in 1993 as an Investment Officer in the Fixed Income Department. A graduate of the University of Texas and the Boston University Graduate School of Business Administration, he was named Assistant Vice President -- Investments in 1994 and Vice President -- Investments in 1995. Mr. Schechter is a Certified Public Accountant (C.P.A.) and a Chartered Financial Analyst (C.F.A.) and currently has portfolio management responsibilities for the Mississippi, New York, North Carolina, and Pennsylvania state Funds.

David B. Smith began his career at MFS in 1988 as a Senior Treasury Analyst in the Corporate Treasury Department. A graduate of Union College and the Babson College Graduate School of Business Administration, he was named a research analyst in the Fixed Income Department in 1989, Investment Officer in 1990, Assistant Vice President -- Investments in 1991, and Vice President -- Investments in 1993. Mr. Smith is a C.F.A. and currently has portfolio management responsibilities for the South Carolina, Tennessee, Virginia, and West Virginia state Funds.

  Fund Facts

Objective: The investment objective of each Fund is to provide current income exempt from federal income taxes and from the personal income taxes, if any, of the state to which its name refers. A small portion of income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

Commencement of investment operations:
Mississippi                   August 6, 1992
New York                      June 6, 1988
North Carolina                October 31, 1984
Pennsylvania                  February 1, 1993
South Carolina                October 31, 1984
Tennessee                     August 12, 1988
Virginia                      October 31, 1984
West Virginia                 October 31, 1984
Net assets as of September 30, 1997:
Mississippi                   $ 76.6 million
New York                      $146.7 million
North Carolina                $429.5 million
Pennsylvania                  $ 38.8 million
South Carolina                $175.2 million
Tennessee                     $125.7 million
Virginia                      $412.3 million
West Virginia                 $144.8 million

Class inception:
Mississippi       Class A     August 6, 1992
                  Class B     September 7, 1993
New York          Class A     June 6, 1988
                  Class B     September 7, 1993
North Carolina    Class A     October 31, 1984
                  Class B     September 7, 1993
                  Class C     January 3, 1994
Pennsylvania      Class A     February 1, 1993
                  Class B     September 7, 1993
South Carolina    Class A     October 31, 1984
                  Class B     September 7, 1993
Tennessee         Class A     August 12, 1988
                  Class B     September 7, 1993
Virginia          Class A     October 31, 1984
                  Class B     September 7, 1993
                  Class C     January 3, 1994
West Virginia     Class A     October 31, 1984
                  Class B     September 7, 1993


Performance Summary

Because mutual funds generally are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, and Class C shares for the applicable time periods.

Average Annual and Cumulative Total Rates of Return as of September 30, 1997

                                                                 Class A
                                              ----------------------------------------------------
MFS[RM] Mississippi Municipal Bond Fund        6 Months     1 Year        5 Years    Life of Fund*
--------------------------------------------------------------------------------------------------
Cumulative Total Return                        +6.78%        +8.43%       +39.54%          +36.28%
--------------------------------------------------------------------------------------------------
Average Annual Total Return                       --         +8.43%        +6.89%           +6.19%
--------------------------------------------------------------------------------------------------
SEC Results                                       --         +3.29%        +5.86%           +5.19%
--------------------------------------------------------------------------------------------------

                                                                 Class B
                                              ----------------------------------------------------
MFS[RM] Mississippi Municipal Bond Fund        6 Months     1 Year        5 Years    Life of Fund*
--------------------------------------------------------------------------------------------------
Cumulative Total Return                        +6.37%        +7.68%       +34.71%          +31.58%
--------------------------------------------------------------------------------------------------
Average Annual Total Return                       --         +7.68%        +6.14%           +5.47%
--------------------------------------------------------------------------------------------------
SEC Results                                       --         +3.68%        +5.82%           +5.31%
--------------------------------------------------------------------------------------------------

*For the period from the commencement of the Fund's investment operations, August 6, 1992, through September 30, 1997.

                                                                 Class A
                                              ----------------------------------------------------
MFS[RM] New York Municipal Bond Fund           6 Months     1 Year        5 Years    Life of Fund*
--------------------------------------------------------------------------------------------------
Cumulative Total Return                        +7.46%        +9.21%       +39.41%         +106.53%
--------------------------------------------------------------------------------------------------
Average Annual Total Return                       --         +9.21%        +6.87%           +8.09%
--------------------------------------------------------------------------------------------------
SEC Results                                       --         +4.05%        +5.83%           +7.53%
--------------------------------------------------------------------------------------------------

                                                                 Class B
                                              ----------------------------------------------------
MFS[RM] New York Municipal Bond Fund           6 Months     1 Year        5 Years    Life of Fund*
--------------------------------------------------------------------------------------------------
Cumulative Total Return                        +7.06%        +8.30%       +34.77%          +99.69%
--------------------------------------------------------------------------------------------------
Average Annual Total Return                       --         +8.30%        +6.15%           +7.70%
--------------------------------------------------------------------------------------------------
SEC Results                                       --         +4.30%        +5.83%           +7.70%
--------------------------------------------------------------------------------------------------

* For the period from the commencement of the Fund's investment operations, June 6, 1988, through September 30, 1997.

                                                                 Class A
                                              ----------------------------------------------------
MFS[RegTM] North Carolina Municipal Bond Fund   6 Months     1 Year        5 Years    Life of Fund*
--------------------------------------------------------------------------------------------------
Cumulative Total Return                        +6.51%        +8.21%       +34.58%         +109.00%
--------------------------------------------------------------------------------------------------
Average Annual Total Return                       --         +8.21%        +6.12%           +7.65%
--------------------------------------------------------------------------------------------------
SEC Results                                      --          +3.08%        +5.10%           +7.12%
--------------------------------------------------------------------------------------------------

                                                                 Class B
                                              ----------------------------------------------------
MFS[RegTM] North Carolina Municipal Bond Fund   6 Months     1 Year        5 Years    Life of Fund*
--------------------------------------------------------------------------------------------------
Cumulative Total Return                        +6.26%        +7.49%       +30.76%         +102.87%
--------------------------------------------------------------------------------------------------
Average Annual Total Return                       --         +7.49%        +5.51%           +7.33%
--------------------------------------------------------------------------------------------------
SEC Results                                       --         +3.49%        +5.18%           +7.33%
--------------------------------------------------------------------------------------------------

                                                                                     Class C
                                             -----------------------------------------------
MFS North Carolina Municipal Bond Fund       6 Months      1 Year      5 Years      10 Years
--------------------------------------------------------------------------------------------
Cumulative Total Return                      +6.26%        +7.51%      +31.13%      +103.62%
--------------------------------------------------------------------------------------------
Average Annual Total Return                     --         +7.51%       +5.57%        +7.37%
--------------------------------------------------------------------------------------------
SEC Results                                     --         +6.51%       +5.57%        +7.37%
--------------------------------------------------------------------------------------------

                                                                                    Class A
                                              ---------------------------------------------
MFS[RM] Pennsylvania Municipal Bond Fund      6 Months      1 Year             Life of Fund*
-------------------------------------------------------------------------------------------
Cumulative Total Return                       +7.10%       +8.43%                   +32.26%
-------------------------------------------------------------------------------------------
Average Annual Total Return                      --        +8.43%                    +6.18%
-------------------------------------------------------------------------------------------
SEC Results                                      --        +3.28%                    +5.08%
-------------------------------------------------------------------------------------------


                                                                                    Class B
                                              ---------------------------------------------
MFS[RM] Pennsylvania Municipal Bond Fund      6 Months      1 Year             Life of Fund*
-------------------------------------------------------------------------------------------
Cumulative Total Return                       +6.78%       +7.68%                   +28.02%
-------------------------------------------------------------------------------------------
Average Annual Total Return                      --        +7.68%                    +5.44%
-------------------------------------------------------------------------------------------
SEC Results                                      --        +3.68%                    +5.09%
-------------------------------------------------------------------------------------------

*For the period from the commencement of the Fund's investment operations, February 1, 1993, through September 30, 1997.

                                                                                     Class A
                                             -----------------------------------------------
MFS[RM] South Carolina Municipal Bond Fund   6 Months      1 Year      5 Years      10 Years
--------------------------------------------------------------------------------------------
Cumulative Total Return                       +6.50%       +8.18%      +35.28%      +113.51%
--------------------------------------------------------------------------------------------
Average Annual Total Return                      --        +8.18%       +6.23%        +7.88%
--------------------------------------------------------------------------------------------
SEC Results                                      --        +3.02%       +5.20%        +7.36%
--------------------------------------------------------------------------------------------

                                                                                     Class B
                                             -----------------------------------------------
MFS[RM] South Carolina Municipal Bond Fund   6 Months      1 Year      5 Years      10 Years
--------------------------------------------------------------------------------------------
Cumulative Total Return                      +6.07%        +7.37%      +31.25%      +107.26%
--------------------------------------------------------------------------------------------
Average Annual Total Return                     --         +7.37%       +5.59%        +7.56%
--------------------------------------------------------------------------------------------
SEC Results                                     --         +3.37%       +5.27%        +7.56%
--------------------------------------------------------------------------------------------

                                                                                     Class A
                                             -----------------------------------------------
MFS[RM] Tennessee Municipal Bond Fund        6 Months      1 Year      5 Years      10 Years
--------------------------------------------------------------------------------------------
Cumulative Total Return                      +6.95%        +9.22%      +35.73%       +91.87%
--------------------------------------------------------------------------------------------
Average Annual Total Return                     --         +9.22%       +6.30%        +7.39%
--------------------------------------------------------------------------------------------
SEC Results                                     --         +4.01%       +5.26%        +6.82%
--------------------------------------------------------------------------------------------

                                                                                     Class B
                                             -----------------------------------------------
MFS[RM] Tennessee Municipal Bond Fund        6 Months      1 Year      5 Years      10 Years
--------------------------------------------------------------------------------------------
Cumulative Total Return                      +6.61%       +8.51%      +31.69%        +86.23%
--------------------------------------------------------------------------------------------
Average Annual Total Return                     --        +8.51%       +5.66%         +7.04%
--------------------------------------------------------------------------------------------
SEC Results                                     --        +4.51%       +5.34%         +7.04%
--------------------------------------------------------------------------------------------

*For the period from the commencement of the Fund's investment operations, August 12, 1988, through September 30, 1997.

                                                                                     Class A
                                             -----------------------------------------------
MFS[RM] Virginia Municipal Bond Fund         6 Months      1 Year      5 Years      10 Years
--------------------------------------------------------------------------------------------
Cumulative Total Return                      +6.66%        +8.13%      +32.82%      +109.97%
--------------------------------------------------------------------------------------------
Average Annual Total Return                     --         +8.13%       +5.84%        +7.70%
--------------------------------------------------------------------------------------------
SEC Results                                     --         +2.99%       +4.81%        +7.17%
--------------------------------------------------------------------------------------------

                                                                                     Class B
                                             -----------------------------------------------
MFS[RM] Virginia Municipal Bond Fund         6 Months      1 Year      5 Years      10 Years
--------------------------------------------------------------------------------------------
Cumulative Total Return                      +6.32%        +7.52%      +29.03%      +104.00%
--------------------------------------------------------------------------------------------
Average Annual Total Return                     --         +7.52%       +5.23%        +7.39%
--------------------------------------------------------------------------------------------
SEC Results                                     --         +3.52%       +4.91%        +7.39%
--------------------------------------------------------------------------------------------

                                                                                     Class C
                                             -----------------------------------------------
MFS[RM] Virginia Municipal Bond Fund         6 Months      1 Year      5 Years      10 Years
--------------------------------------------------------------------------------------------
Cumulative Total Return                      +6.32%        +7.44%      +29.34%      +104.38%
--------------------------------------------------------------------------------------------
Average Annual Total Return                     --         +7.44%       +5.28%        +7.41%
--------------------------------------------------------------------------------------------
SEC Results                                     --         +6.44%       +5.28%        +7.41%
--------------------------------------------------------------------------------------------

                                                                                     Class A
                                             -----------------------------------------------
MFS[RM] West Virginia Municipal Bond Fund     6 Months      1 Year      5 Years     10 Years
--------------------------------------------------------------------------------------------
Cumulative Total Return                      +6.04%        +8.38%      +35.79%      +113.90%
--------------------------------------------------------------------------------------------
Average Annual Total Return                     --         +8.38%       +6.31%        +7.90%
--------------------------------------------------------------------------------------------
SEC Results                                     --         +3.20%       +5.28%        +7.38%
--------------------------------------------------------------------------------------------

                                                                                     Class B
                                             -----------------------------------------------
MFS[RM] West Virginia Municipal Bond Fund     6 Months      1 Year      5 Years     10 Years
--------------------------------------------------------------------------------------------
Cumulative Total Return                       +5.61%       +7.57%      +31.81%      +107.64%
--------------------------------------------------------------------------------------------
Average Annual Total Return                      --        +7.57%       +5.68%        +7.58%
--------------------------------------------------------------------------------------------
SEC Results                                      --        +3.57%       +5.35%        +7.58%
--------------------------------------------------------------------------------------------

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 4.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase.

Class B and Class C share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Funds' Class A shares for periods prior to the inception of Class B and Class C shares. Because operating expenses attributable to Class B and Class C shares are higher than those of Class A shares, Class B and Class C share performance generally would have been lower than Class A share performance. The Class A share performance included within the Class B and Class C share SEC performance has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the initial sales charge generally applicable to Class A shares.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

Portfolio of Investments (Unaudited) - September 30, 1997
MFS MISSISSIPPI MUNICIPAL BOND FUND

Municipal Bonds - 98.6%

------------------------------------------------------------------------------------------------
                                                              Principal Amount
Issuer                                                            (000 Omitted)            Value
------------------------------------------------------------------------------------------------
General Obligation - 9.1%
 Commonwealth of Puerto Rico, MBIA, 7.584s, 2008[dbldag][dbldag]        $2,000        $2,221,940
 Hinds County, MS, MBIA, 6.25s, 2010                                     1,660         1,874,306
 Hinds County, MS, MBIA, 6.25s, 2011                                     1,285         1,452,384
 Jackson County, MS, Road Improvement, 6.5s, 2008                          425           441,201
 State of Mississippi, 5.125s, 2014                                      1,000         1,009,750
                                                                                      ----------
                                                                                      $6,999,581
------------------------------------------------------------------------------------------------
State and Local Appropriation - 12.8%
 Hinds Community College, MS, Conference and
  Training Center, 6.5s, 2014                                           $1,320        $1,374,067
 Medical Center Educational Building Corp., MS
  (University of Mississippi Medical Center), MBIA, 5.65s, 2009          2,000         2,154,500
 Medical Center Educational Building Corp., MS
  (University of Mississippi Medical Center), MBIA, 5.9s, 2023           2,250         2,312,708
 Puerto Rico Public Buildings Authority, 5.25s, 2021                     1,000           970,900
 Puerto Rico Public Buildings Authority, 5s, 2027                        1,000           954,000
 State of Mississippi, Certificates of Participation
  (Rehabilitation Services), 6.1s, 2014                                  2,000         2,057,580
                                                                                      ----------
                                                                                      $9,823,755
------------------------------------------------------------------------------------------------
Refunded and Special Obligations - 8.1%
 Adams County, MS, Hospital Rev. (Jefferson Davis
  Memorial Hospital), 8s, 2001                                          $1,000        $1,156,540
 Mississippi Home Corp., 0s, 2013                                        2,000           863,360
 Puerto Rico Highway & Transportation Authority
  Rev., 6.625s, 2018                                                     1,900         2,122,186
 State of Mississippi, 6.75s, 2014                                       1,800         2,048,994
                                                                                      ----------
                                                                                      $6,191,080
------------------------------------------------------------------------------------------------
Airport and Port Revenue - 2.8%
 Puerto Rico Ports Authority (American Airlines),
  6.25s, 2026                                                           $2,000        $2,123,740
------------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 6.7%
Claiborne County, MS, Pollution Control Rev.
  (System Energy Resources, Inc.), 7.3s, 2025                           $1,000        $1,061,530
 Claiborne County, MS, Pollution Control Rev.
  (System Energy Resources, Inc.), 6.2s, 2026                              500           508,605
 Puerto Rico Electric Power Authority Power, FSA,
  8.208s, 2023[dbldag][dbldag]                                           1,000         1,084,560
 Warren, MS, Pollution Control Rev. (Mississippi
  Power & Light), 7s, 2022                                               1,000         1,097,250
 Washington County, MS, Pollution Control Rev.
  (Mississippi Power & Light), 7s, 2022                                  1,230         1,349,618
                                                                                      ----------
                                                                                      $5,101,563
------------------------------------------------------------------------------------------------
Health Care Revenue - 4.1%
 Mississippi Hospital Equipment & Facilities
  Authority Rev., 6s, 2016                                              $1,500        $1,517,535
 Mississippi Hospital Equipment & Facilities
  Authority Rev. (Magnolia Regional Health
  Center), 7.375s, 2021                                                  1,500         1,593,225
                                                                                      ----------
                                                                                      $3,110,760
------------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 7.9%
 Lowndes County, MS, Solid Waste Disposal &
  Pollution Control Rev. (Weyerhauser), 6.8s, 2022                      $3,250       $3,855,085
 Mississippi Business Finance Corp. (Jackson
  Municipal Airport/Airborne Freight), 7.15s, 2007                         985        1,085,391

Municipal Bonds - continued
------------------------------------------------------------------------------------------------
                                                                   Principal Amount
Issuer                                                             (000 Omitted)           Value
---------------------------------------------------------------- ----------------- -------------
Industrial Revenue (Corporate Guarantee) - continued
Warren County, MS, Pollution Control Rev.
  (International Paper), 6.6s, 2019                                     $1,000       $ 1,084,660
                                                                                     -----------
                                                                                     $ 6,025,136
------------------------------------------------------------------------------------------------
Insured Health Care Revenue - 18.3%
 Alcorn County, Corinth (Magnolia Regional Health
  Center), AMBAC, 5.75s, 2013                                           $2,000       $ 2,080,800
 Gulfport, MS, Hospital Facilities (Memorial
  Hospital), MBIA, 6.125s, 2015                                          2,250         2,406,398
 Gulfport, MS, Hospital Facilities (Memorial
  Hospital), MBIA, 6.2s, 2018                                            1,000         1,071,100
 Hinds County, MS, Rev. (Methodist Hospital &
  Rehabilitation Center), AMBAC, 5.6s, 2012                              3,055         3,193,972
 Mississippi Development Bank, Special Obligation
  (Adams County Hospital), FSA, 5.75s, 2016                              1,000         1,022,800
 Mississippi Hospital Equipment & Facilities
  Authority Rev. (Baptist), MBIA, 6.5s, 2010                             1,190         1,317,056
 Mississippi Hospital Equipment & Facilities
  Authority Rev. (Baptist), MBIA, 6s, 2013                                 750           797,910
 Mississippi Hospital Equipment & Facilities
  Authority Rev. (Rush Medical Foundation),
  Connie Lee, 6.7s, 2018                                                 2,000         2,163,920
                                                                                     -----------
                                                                                     $14,053,956
------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 5.2%
 Gulfport, MS, Community Development (Oakview
  Apartments), FNMA, 7.4s, 2025                                         $1,755       $ 1,912,388
 Jackson, MS, Elderly Housing Corp., Mortgage Rev.
  (Delhaven Manor), "C", FHA, 7.375s, 2024                               1,960         2,098,063
                                                                                     -----------
                                                                                     $ 4,010,451
------------------------------------------------------------------------------------------------
Single Family Housing Revenue - 7.3%
 Mississippi Home Corp., GNMA, 6.5s, 2024                               $2,650       $ 2,788,754
 Mississippi Home Corp., GNMA, 6s, 2027                                  1,225         1,386,761
 Mississippi Home Corp., GNMA, 6.625s, 2027                              1,350         1,442,313
                                                                                     -----------
                                                                                     $ 5,617,828
------------------------------------------------------------------------------------------------
Universities - 2.2%
 University of Mississippi, Educational Building
  Corp. (Athletic Facilities), 6.2s, 2016                               $1,000       $ 1,054,550
 University of Mississippi, Educational Building
  Corp., MBIA, 5s, 2016                                                    680           654,983
                                                                                     -----------
                                                                                     $ 1,709,533
------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 14.1%
 Clarksdale, MS, Sewer & Wastewater Treatment
  System Rev., MBIA, 6.1s, 2012                                         $1,885        $1,998,043
 Columbus, MS, Water & Sewer Rev., MBIA, 6.5s, 2013                      1,000         1,103,480
 Gautier, MS, Utility District, Utility Systems Rev.,
  FGIC, 6.375s, 2019                                                     1,300         1,401,543
 Harrison County, MS, Wastewater Management
  District, Wastewater Treatment, FGIC, 6.5s, 2006                       1,375         1,483,157
 Harrison County, MS, Wastewater Management
  District, Wastewater Treatment, FGIC, 5.875s, 2025                     2,000         2,064,740
 Meridian, MS, Water & Sewer Rev., AMBAC, 6s, 2010                       1,500         1,613,430
 Meridian, MS, Water & Sewer Rev., AMBAC, 6.2s, 2012                       650           702,241
 Meridian, MS, Water & Sewer Rev., AMBAC, 6.2s, 2013                       400           432,148
                                                                                     -----------
                                                                                     $10,798,782
                                                                                     -----------
Total Municipal Bonds (Identified Cost, $70,315,713)                                 $75,566,165
------------------------------------------------------------------------------------------------

                                                                         5 - MMP

Floating Rate Demand Note - 0.5%

----------------------------------------------------------------------------------------
                                                           Principal Amount
Issuer                                                     (000 Omitted)           Value
----------------------------------------------------------------------------------------
 Jackson County, MS (Chevron USA, Inc.), due
  6/01/23, at Identified Cost                              $400              $   400,000
----------------------------------------------------------------------------------------
Total Investments (Identified Cost, $70,715,713)                             $75,966,165
Other Assets, Less Liabilities - 0.9%                                            660,268
----------------------------------------------------------------------------------------
Net Assets - 100.0%                                                          $76,626,433
----------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements

Portfolio of Investments (Unaudited) - September 30, 1997

MFS NEW YORK MUNICIPAL BOND FUND

Municipal Bonds - 99.2%

--------------------------------------------------------------------------------------
                                                    Principal Amount
Issuer                                                  (000 Omitted)            Value
--------------------------------------------------------------------------------------
General Obligation - 12.1%
 Nassau County, NY, "A", 6s, 2012                             $1,000       $ 1,102,090
 New York City, NY, 7.2s, 2008                                 1,000         1,140,460
 New York City, NY, 7.3s, 2010                                   840           988,092
 New York City, NY, 7.3s, 2010                                    40            45,548
 New York City, NY, 7.3s, 2011                                   970         1,137,868
 New York City, NY, 7.3s, 2011                                 4,030         4,588,961
 New York City, NY, 7.375s, 2013                                 145           171,202
 New York City, NY, 7.375s, 2013                               1,455         1,663,094
 New York City, NY, 8.25s, 2016                                  160           182,546
 New York City, NY, 5.25s, 2020                                1,310         1,243,910
 Oswego County, NY, 6.7s, 2009                                 1,000         1,161,380
 Port Byron, NY, Central School District, AMBAC,
  7.4s, 2012                                                     500           630,415
 Port Byron, NY, Central School District, AMBAC,
  7.4s, 2013                                                     500           633,210
 Port Byron, NY, Central School District, AMBAC,
  7.4s, 2014                                                     500           638,755
 Port Byron, NY, Central School District, AMBAC,
  7.4s, 2015                                                     500           640,565
 Territory of Virgin Islands, 7.75s, 2006                        365           401,489
 Washingtonville, NY, Central School District,
  FGIC, 7.35s, 2008                                              550           674,371
 Washingtonville, NY, Central School District,
  FGIC, 7.35s, 2009                                              550           677,600
                                                                           -----------
                                                                           $17,721,556
--------------------------------------------------------------------------------------
State and Local Appropriation - 19.8%
 Metropolitan Transportation Authority, NY, Service
  Contract, 7.375s, 2008                                      $2,000       $ 2,381,080
 Metropolitan Transportation Authority, NY, Service
  Contract, 0s, 2012                                           1,655           758,851
 Metropolitan Transportation Authority, NY, Service
  Contract, 5.75s, 2013                                        1,825         1,974,650
 Metropolitan Transportation Authority, NY, Service
  Contract, 0s, 2014                                           4,750         1,949,875
 Metropolitan Transportation Authority, NY, Service
  Contract, 0s, 2014                                           3,500         1,436,750
 New York Dormitory Authority Rev.
  (City University), 5.625s, 2016                              1,450         1,494,877
 New York Dormitory Authority Rev.
  (City University), AMBAC, 5.75s, 2018                        1,000         1,070,600
 New York Dormitory Authority Rev.
  (City University), AMBAC, 5.75s, 2018                          800           856,480
 New York Dormitory Authority Rev.
  (City University), FSA, 5.75s, 2013                          4,250         4,598,500
 New York Dormitory Authority Rev.
  (State University), 5.875s, 2017                             1,130         1,202,874

Municipal Bonds - continued
--------------------------------------------------------------------------------------

                                                    Principal Amount
Issuer                                                  (000 Omitted)            Value
--------------------------------------------------------------------------------------
State and Local Appropriation - continued
 New York Dormitory Authority Rev. (State
  University), FSA, 5.875s, 2017                              $1,435       $ 1,564,351
 New York Dormitory Authority Rev. (University),
  MBIA, 0s, 2007                                               2,500         1,575,225
 New York Medical Care Facilities Finance Agency,
  MBIA, 6s, 2025                                               1,300         1,362,816
 New York Medical Care Facilities Finance Agency,
  Mental Health Services, 6.375s, 2014                         1,000         1,068,830
 New York Urban Development Corp. (Correctional
  Facilities), AMBAC, 0s, 2009                                 5,000         2,850,650
 New York Urban Development Corp. (State
  Facilities) AMBAC, 5.6s, 2015                                2,750         2,910,985
                                                                           -----------
                                                                           $29,057,394
--------------------------------------------------------------------------------------
Refunded and Special Obligations - 13.9%
 New York City, NY, 8s, 2001                                  $  490       $   561,996
 New York City, NY, 8.25s, 2001                                1,840         2,144,428
 New York City, NY, Municipal Water & Sewer
  Finance Authority, 7s, 2001                                    530           584,479
 New York City, NY, Municipal Water & Sewer
  Finance Authority, 7s, 2001                                    225           248,128
 New York City, NY, Municipal Water & Sewer
  Finance Authority, Systems Rev., 7.375s, 2001                2,000         2,243,240
 New York Local Government Assistance Corp., 7.25s, 2001       2,500         2,791,250
 New York Medical Care Facilities Finance Agency
  (Montefiore Medical), FHA, 7.25s, 2009                       3,170         3,366,413
 New York Medical Care Facilities Finance Agency
  (Montefiore Medical), FHA, 7.25s, 2024                       1,750         1,858,430
 New York Medical Care Facilities Finance Agency
  (St. Luke's Hospital), FHA, 7.45s, 2000                      2,600         2,846,558
 New York Medical Care Facilities Finance Agency,
  Mental Health Services, 7.875s, 2000                           340           380,701
 New York Medical Care Facilities Finance Agency,
  Mental Health Services, 7.3s, 2001                             750           845,760
 New York Urban Development Corp., State
  Facilities Rev., 7.5s, 2001                                  1,000         1,124,550
 Puerto Rico Aqueduct & Sewer Authority Rev., 9s, 2005           250           318,580
 Triborough Bridge & Tunnel Authority, NY,
  7.375s, 2000                                                 1,000         1,084,940
                                                                           -----------
                                                                           $20,399,453
--------------------------------------------------------------------------------------
Airport and Port Revenue - 1.5%
 New York, NY, Industrial Development Agency, Special
  Facilities Rev. (American Airlines), 6.9s, 2024             $1,000       $ 1,106,340
 Port Authority, NY & NJ, Special Obligation (JFK
  International), 6.25s, 2015                                  1,000         1,123,620
                                                                           -----------
                                                                           $ 2,229,960
--------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 8.1%
 New York Energy Research and Development
  Authority, Electrical Facilities Rev. (Long Island
  Lighting), 7.15s, 2022                                      $2,700       $ 2,915,892
 New York Power Authority, FGIC, 6.5s, 2008                    2,500         2,890,075
 Port Authority NY & NJ, Special Obligation,
  6.75s, 2019                                                  1,750         1,884,505
 Puerto Rico Electric Power Authority, FSA, 8.208s,
  2023[dbldag][dbldag]                                         1,500         1,626,840
 Virgin Islands Water & Power Authority, Electric
  Systems Rev., 7.4s, 2011                                     2,355         2,531,931
                                                                           -----------
                                                                           $11,849,243
--------------------------------------------------------------------------------------

6 - MNY

-----------------------------------------------------------------------------------------
                                                      Principal Amount
Issuer                                                    (000 Omitted)             Value
-----------------------------------------------------------------------------------------
Health Care Revenue - 3.0%
 Albany, NY, Industrial Development Authority,
  Civic Facilities Rev., 8.25s, 2004                            $1,785       $  1,921,945
 Dutchess, NY, Industrial Development Agency,
  Civic Facilities Rev., 8.625s, 2016                            1,105          1,182,516
 New York Medical Care Facilities Finance Agency, Mental
  Health Services (Huntington Mortgage), 6.5s, 2014              1,250          1,343,200
                                                                             ------------
                                                                             $  4,447,661
-----------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 4.2%
 Allegany County, NY, Industrial Development
  Authority, Solid Waste Rev. (Atlantic Richfield),
  6.625s, 2016                                                  $1,000       $  1,080,730
 Essex County, NY, Industrial Development Agency
  (International Paper), 5.55s, 2014                               750            762,682
 Essex County, NY, Industrial Development Agency
  (Solid Waste International Paper), 6.15s, 2021                 1,000          1,044,040
 Fulton County, NY, Industrial Development Agency
  (Crossroads Incubator), 8.75s, 2009                            1,075          1,144,660
 Monroe County, NY, Industrial Development
  Agency (Weyerhauser), 9s, 2006                                 1,000          1,016,200
 Onondaga County, NY, Industrial Development
  Agency (Bristol-Meyers Squibb), 5.75s, 2024                    1,000          1,057,850
                                                                             ------------
                                                                             $  6,106,162
-----------------------------------------------------------------------------------------
Insured Health Care Revenue - 7.2%
 New York City, NY, Health & Hospital Corp.,
  AMBAC, 7.24s, 2023[dbldag][dbldag]                            $3,200       $  3,247,264
 New York Dormitory Authority Rev. (Champlain
  Valley), Connie Lee, 6s, 2010                                    250            273,265
 New York Dormitory Authority Rev., United Health
  Services (FHA Mortgage Hospital), 5.5s, 2017                   1,500          1,507,335
 New York Dormitory Authority Rev. (St. Vincent's
  Hospital), FHA, 7.375s, 2011                                   2,500          2,775,275
 New York Medical Care Facilities Finance Agency
  (Montefiore Medical), AMBAC, 6.5s, 2029                        2,550          2,810,355
                                                                             ------------
                                                                             $ 10,613,494
-----------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 0.4%
  New York City, NY, Housing Development Corp.
  (South Bronx Cooperatives), 8.1s, 2023                        $  575       $    605,561
-----------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 0.7%
 Municipal Assistance Corp., City of Troy, MBIA, 0s,
  2019                                                          $1,935       $    594,819
 Municipal Assistance Corp., City of Troy, MBIA, 0s,
  2020                                                           1,370            409,877
                                                                             ------------
                                                                             $  1,004,696
-----------------------------------------------------------------------------------------
Single Family Housing Revenue - 3.9%
 New York Mortgage Agency Rev., 7.375s, 2011                    $1,295       $  1,381,195
 New York Mortgage Agency Rev., 8.05s, 2011                        105            109,533
 New York Mortgage Agency Rev., 6.45s, 2017                      2,355          2,516,882
 New York Mortgage Agency Rev., 8.05s, 2021                         70             74,028
 New York Mortgage Agency Rev., 8.05s, 2022                        555            593,012
 New York Mortgage Agency Rev., 7.75s, 2023                        995          1,062,093
                                                                             ------------
                                                                             $  5,736,743
-----------------------------------------------------------------------------------------
Turnpike Revenue - 6.2%
 Triborough Bridge & Tunnel Authority, NY, 5.5s, 2017           $8,000       $  8,249,360
 Virgin Islands Public Finance Authority, Highway
  Rev., 7.7s, 2004                                                 800            856,752
                                                                             ------------
                                                                             $  9,106,112
                                                                             ------------

Municipal Bonds - continued
-----------------------------------------------------------------------------------------

                                                      Principal Amount
Issuer                                                    (000 Omitted)            Value
-----------------------------------------------------------------------------------------
Universities - 4.4%
 Hempstead Town, NY, Civic Facilities Rev. (Hofstra
  University), MBIA, 5.8s, 2015                                 $1,500       $  1,563,825
 Islip, NY, Community Development Agency Rev.
  (New York Institute of Technology), 7.5s, 2026                 2,000          2,141,280
 New York Dormitory Authority Rev. (Colgate
  University), 6s, 2016                                          1,000          1,102,620
 New York Dormitory Authority Rev. (Cornell
  University), 7.375s, 2020                                      1,500          1,639,830
                                                                             ------------
                                                                             $  6,447,555
-----------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 13.8%
 Buffalo, NY, Municipal Water Authority, FGIC, 5s, 2025         $1,000       $    952,530
 New York City, NY, Municipal Water & Sewer
  Finance Authority, 6s, 2010                                      620            683,085
 New York City, NY, Municipal Water & Sewer
  Finance Authority, 7.1s, 2012                                  2,000          2,189,320
 New York City, NY, Municipal Water & Sewer
  Finance Authority, 7s, 2015                                      745            811,685
 New York City, NY, Municipal Water & Sewer
  Finance Authority, 7.6s, 2020                                    470            502,317
 New York City, NY, Municipal Water & Sewer
  Finance Authority, 5.5s, 2023                                  1,500          1,485,135
 New York Environmental Facilities Corp., Pollution
  Control Rev., 5.75s, 2010                                      3,235          3,497,941
 New York Environmental Facilities Corp., Pollution
  Control Rev., 6.875s, 2010                                     2,000          2,188,960
 New York Environmental Facilities Corp., Pollution
  Control Rev., 5.75s, 2012                                      1,100          1,174,206
 New York Environmental Facilities Corp., Water
  Facilities Rev., 8.85s, 2015                                   2,500          2,855,450
 Suffolk County, NY, Water Authority, MBIA, 5.1s, 2012           1,895          1,925,832
 Suffolk County, NY, Water Authority, MBIA, 5.1s, 2013           2,000          2,023,240
                                                                             ------------
                                                                             $ 20,289,701
                                                                             ------------
Total Municipal Bonds (Identified Cost, $132,514,472)                        $145,615,291
-----------------------------------------------------------------------------------------
Floating Rate Demand Notes - 0.8%
-----------------------------------------------------------------------------------------
 New York City Municipal Water Finance Authority,
  due 6/15/23                                                   $  400       $    400,000
 New York City Municipal Water Finance Authority,
  due 6/15/24                                                      600            600,000
 New York City, Municipal Water & Sewer Finance
  Authority, due 6/15/22                                           100            100,000
-----------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                         $  1,100,000
-----------------------------------------------------------------------------------------
Total Investments (Identified Cost, $133,614,472)                            $146,715,291
-----------------------------------------------------------------------------------------
Other Assets, Less Liabilities                                                     27,254
-----------------------------------------------------------------------------------------
Net Assets - 100.0%                                                          $146,742,545
-----------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements

Portfolio of Investments (Unaudited) - September 30, 1997

MFS NORTH CAROLINA MUNICIPAL BOND FUND

Municipal Bonds - 98.7%
--------------------------------------------------------------------------------

                                         Principal Amount
Issuer                                       (000 Omitted)            Value
--------------------------------------------------------------------------------
General Obligation - 5.7%
 Charlotte, NC, Water and Sewer, 5.8s, 2013        $1,780       $1,884,094
 Charlotte, NC, Water and Sewer, 5.8s, 2014         5,050        5,331,184
 Charlotte, NC, Water and Sewer, 5.9s, 2019         2,820        2,960,690
 Durham, NC, 5.9s, 2013                             2,400        2,567,520

                                                                         7 - MNC

------------------------------------------------------------------------------------------
                                                         Principal Amount
Issuer                                                       (000 Omitted)           Value
------------------------------------------------------------------------------------------
General Obligation - continued
 Durham, NC, 5.9s, 2014                                           $ 2,400      $ 2,559,864
 Hertford County, NC, 9.5s, 2000                                      100          103,425
 Hertford County, NC, 9.5s, 2001                                      100          103,914
 Hertford County, NC, 9.5s, 2002                                      100          104,404
 North Carolina Capital Improvement, 5.1s, 2015                     8,875        8,914,671
                                                                               -----------
                                                                               $24,529,766
------------------------------------------------------------------------------------------
State and Local Appropriation - 8.9%
 Charlotte, NC, Certificates of Participation
  (Convention Facilities Project), AMBAC, 0s, 2004                $ 3,435      $ 2,477,631
 Charlotte, NC, Certificates of Participation
  (Convention Facilities Project), AMBAC, 0s, 2005                  4,810        3,301,969
 Charlotte, NC, Certificates of Participation
  (Convention Facilities Project), AMBAC, 0s, 2006                  1,075          701,663
 Charlotte, NC, Certificates of Participation
  (Convention Facilities Project), AMBAC, 0s, 2008                  3,000        1,755,420
 Cumberland County, NC, Certificates of Participation
  (Civic Center), AMBAC, 6.375s, 2010                               1,100        1,219,559
 Cumberland County, NC, Certificates of
  Participation (Civic Center), AMBAC, 0s, 2011                       425          206,609
 Cumberland County, NC, Certificates of
  Participation (Civic Center), AMBAC, 0s, 2013                     1,000          431,530
 Dare County, NC, MBIA, 6.6s, 2006                                  2,100        2,276,316
 Durham, NC, Certificates of Participation
  (Hospital and Office Facilities), 5.875s, 2009                    1,460        1,565,281
 Durham, NC, Certificates of Participation
  (New Durham Corp.), 6.875s, 2009                                  1,750        1,911,175
 Franklin County, NC, Certificates of Participation
  (Jail and School), FGIC, 6.625s, 2014                             2,000        2,210,720
 Greensboro, NC, Certificates of Participation
  (Coliseum Arena Project), 6.25s, 2011                             2,180        2,311,280
 Harnett County, NC, Certificates of Participation,
  AMBAC, 6.2s, 2006                                                 1,000        1,110,440
 Harnett County, NC, Certificates of Participation,
  AMBAC, 6.2s, 2009                                                 1,500        1,646,310
 Pasquotank County, NC, Certificates of
  Participation, MBIA, 5s, 2020                                     5,000        4,758,850
 Puerto Rico Housing, Bank and Finance Agency,
  7.5s, 2006                                                        7,000        8,171,170
 Scotland County, NC, Certificates of Participation
  (Jail and Courthouse Project), FSA, 6.75s, 2011                   1,000        1,084,560
 Union County, NC, Certificates of Participation,
  AMBAC, 6.375s, 2012                                               1,000        1,084,880
                                                                               -----------
                                                                               $38,225,363
------------------------------------------------------------------------------------------
Refunded and Special Obligations - 9.5%
 Chapel Hill, NC, Parking Facilities Rev.
  (Rosemary Street Project), 8.125s, 2000                         $ 1,630      $ 1,850,148
 Chapel Hill, NC, Parking Facilities Rev.
  (Rosemary Street Project), 8.25s, 2000                            3,305        3,763,502
 Charlotte, NC, Certificates of Participation
  (Convention Facilities Project), AMBAC, 6.75s, 2021               4,250        4,736,158
 Craven, NC, Regional Medical Authority, MBIA,
  7.2s, 2000                                                        1,500        1,657,680
 Fayetteville, NC, Public Works Rev., FGIC, 7s, 2000                2,000        2,171,900
 North Carolina Eastern Municipal Power Agency,
  7.5s, 2010                                                        2,595        3,188,269
 North Carolina Eastern Municipal Power Agency,
  5s, 2017                                                          9,010        8,801,869
 North Carolina Eastern Municipal Power Agency,
  4.5s, 2024                                                        1,365        1,232,363
 North Carolina Medical Care Commission, Hospital
  Rev. (Gaston Health Care), 0s, 2007                                 500          274,240

Municipal Bonds - continued
------------------------------------------------------------------------------------------
                                                         Principal Amount
Issuer                                                       (000 Omitted)           Value
------------------------------------------------------------------------------------------
Refunded and Special Obligations - continued
 North Carolina Medical Care Commission, Hospital
  Rev. (Mercy Hospital), 6.5s, 2015                               $ 1,000      $ 1,092,500
 North Carolina Medical Care Commission, Hospital
  Rev. (Presbyterian Health), 7.3s, 2000                            1,000        1,107,920
 North Carolina Medical Care Commission, Hospital
  Rev. (Presbyterian Health), 7.375s, 2000                          4,000        4,440,040
 Pender County, NC, Certificates of Participation
  (Pender County Prison), 7.6s, 2001                                1,900        2,148,197
 Pender County, NC, Certificates of Participation
  (Pender County Prison), 7.7s, 2001                                1,000        1,133,990
 Pitt County, NC, Hospital Rev. (Pitt Memorial
  Hospital), MBIA, 6.75s, 2001                                      2,800        3,126,004
                                                                               -----------
                                                                               $40,724,780
------------------------------------------------------------------------------------------
Airport and Port Revenue - 1.2%
 Puerto Rico Ports Authority (American Airlines),
  6.25s, 2026                                                     $ 5,075      $ 5,388,990
------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 18.1%
New Hanover County, NC, Industrial Facilities Rev.
  (Carolina Power and Light Co.), 6.9s, 2009                      $ 1,000      $ 1,071,960
 North Carolina Eastern Municipal Power Agency,
  AMBAC, 6s, 2018                                                  14,245       15,585,597
 North Carolina Eastern Municipal Power Agency,
  MBIA, 7s, 2007                                                    5,000        5,913,450
 North Carolina Eastern Municipal Power Agency,
  MBIA, 7.25s, 2007                                                 5,000        6,006,950
 North Carolina Eastern Municipal Power Agency,
  MBIA, 7.5s, 2010                                                  3,005        3,732,871
 North Carolina Municipal Power Agency, No. 1,
  Catawba Electric Rev., AMBAC, 7.625s, 2014                          180          185,247
 North Carolina Municipal Power Agency, No. 1,
  Catawba Electric Rev., FSA, 6.2s, 2018                            4,300        4,556,323
 North Carolina Municipal Power Agency, No. 1,
  Catawba Electric Rev., MBIA, 0s, 2008                            10,150        6,205,913
 North Carolina Municipal Power Agency, No. 1,
  Catawba Electric Rev., MBIA, 0s, 2009                            16,000        9,222,880
 North Carolina Municipal Power Agency, No. 1,
  Catawba Electric Rev., MBIA, 6s, 2011                             8,000        8,806,400
 North Carolina Municipal Power Agency, No. 1,
  Catawba Electric Rev., MBIA, 6.82s, 2012[dbldag][dbldag]          9,000        9,219,600
 Puerto Rico Electric Power Authority Rev., FSA, 6s,
  2016                                                              5,000        5,293,100
 Wake County, NC, Industrial Facilities Rev.
  (Carolina Power and Light), 6.9s, 2009                            2,000        2,143,920
                                                                               -----------
                                                                               $77,944,211
------------------------------------------------------------------------------------------
Health Care Revenue - 17.9%
 North Carolina Medical Care (Well Spring
  Retirement), 6.25s, 2021                                        $ 2,000      $ 2,038,200
 North Carolina Medical Care Commission, Hospital
  Rev. (Carolina Medicorp), 6s, 2021                               19,000       19,533,140
 North Carolina Medical Care Commission, Hospital
  Rev. (Duke University), 5.25s, 2021                               9,475        9,311,083
 North Carolina Medical Care Commission, Hospital
  Rev. (Gaston Health Care), 5.5s, 2015                             8,040        8,098,853
 North Carolina Medical Care Commission, Hospital
  Rev. (Gaston Health Care), 5.5s, 2019                             7,750        7,745,737
 North Carolina Medical Care Commission, Hospital
  Rev. (Halifax Memorial), 6.75s, 2014                              1,355        1,455,690
 North Carolina Medical Care Commission, Hospital
  Rev. (Halifax Memorial), 6.75s, 2024                              4,500        4,824,360
 North Carolina Medical Care Commission, Hospital
  Rev. (Moore Memorial Hospital), 9.1s, 1999                          800          827,896

8 - MNC

---------------------------------------------------------------------------------------
                                                     Principal Amount
Issuer                                                   (000 Omitted)            Value
---------------------------------------------------------------------------------------
Health Care Revenue - continued
 North Carolina Medical Care Commission, Hospital
  Rev. (Valdese General), 8.75s, 2016                         $ 5,365      $  6,093,889
 North Carolina Medical Care Commission, Hospital
  Rev. (Well Spring Retirement), 6.25s, 2017                    2,500         2,554,325
 North Carolina Medical Care Commission, Hospital
  Rev. (Well Spring Retirement), 6.25s, 2017                    2,500         2,668,975
 Northern Hospital District, Surry County, NC,
  Heath Care Facilities Rev., 7.875s, 2021                      4,530         4,897,564
 Pitt County, NC, Hospital Rev. (Memorial
  Hospital), 5.25s, 2021                                        7,050         6,908,154
                                                                           ------------
                                                                           $ 76,957,866
                                                                           ------------
Industrial Revenue (Corporate Guarantee) - 11.5%
 Chatham County, NC, Industrial Facilities and
  Pollution Control (Weyerhaeuser), 9s, 2006                  $ 1,260      $  1,280,412
 Columbus County, NC, Industrial Facilities and
  Pollution Control (International Paper), 5.8s, 2016           4,000         4,089,320
 Columbus County, NC, Industrial Facilities and
  Pollution Control (International Paper), 6.15s, 2021          5,000         5,220,200
 Gaston County, NC, Industrial Facilities &
  Pollution Control Finance Authority (Combustion
  Engineering, Inc.), 8.85s, 2015                               1,000         1,127,800
 Halifax County, NC, Industrial Facilities &
  Pollution Control Finance Authority (Champion
  International Corp.), 8.15s, 2019                             1,500         1,630,320
 Haywood County, NC, Industrial Facilities &
  Pollution Control Finance Authority (Champion
  International Corp.), 8.1s, 2009                              2,500         2,714,750
 Haywood County, NC, Industrial Facilities &
  Pollution Control Finance Authority (Champion
  International Corp.), 5.75s, 2025                            11,500        11,625,695
 Martin County, NC, Industrial Facilities &
  Pollution Control Finance Authority
  (Weyerhaeuser Co.), 7.25s, 2014                               7,000         7,760,340
 Martin County, NC, Industrial Facilities &
  Pollution Control Finance Authority
  (Weyerhaeuser Co.), 6.8s, 2024                                7,500         8,271,750
 Mecklenburg County, NC, Industrial Facilities and
  Pollution Control Finance Authority (Precision
  Steel), 7.75s, 2014                                           2,600         2,802,332
 Surry County, NC, Industrial Facilities & Pollution
  Control Finance Authority (Weyerhaeuser), 9.25s,
  2002                                                          1,500         1,756,740
 Wake County, NC, Industrial Facilities & Pollution
  Control Finance Authority (Mallinkcodt), 6.75s, 2012          1,100         1,166,726
                                                                           ------------
                                                                           $ 49,446,385
---------------------------------------------------------------------------------------
Insured Health Care Revenue - 5.6%
 Charlotte Mecklenberg Hospital, NC, 5.125s, 2022             $ 3,000      $  2,881,170
 Cumberland County, NC, Hospital Facilities Rev.
  (Cumberland County Hospital), MBIA, 0s, 2009                  1,800           994,356
 Cumberland County, NC, Hospital Facilities Rev.
  (Cumberland Hospital), MBIA, 6s, 2021                         4,000         4,119,880
 New Hanover County, NC, Hospital Rev. (New
  Hanover Regional Medical Center), AMBAC, 5.75s, 2026          4,625         4,744,371
 North Carolina Medical Care Commission (Wake
  County Hospital), AMBAC, 5.375s, 2026                         6,860         6,816,439
 North Carolina Medical Care Commission (Wilson
  Memorial Hospital), AMBAC, 0s, 2013                           1,000           430,690
 North Carolina Medical Care Commission (Wilson
  Memorial Hospital), AMBAC, 0s, 2014                           3,055         1,238,253

Municipal Bonds - continued
---------------------------------------------------------------------------------------
                                                     Principal Amount
Issuer                                                   (000 Omitted)            Value
---------------------------------------------------------------------------------------
Insured Health Care Revenue - continued
 North Carolina Medical Care Commission (Wilson
  Memorial Hospital), AMBAC, 0s, 2015                         $ 1,140      $    430,601
 North Carolina Medical Care Commission (Wilson
  Memorial Hospital), AMBAC, 5.25s, 2020                        2,250         2,217,442
                                                                           ------------
                                                                           $ 23,873,202
---------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 4.2%
 Asheville, NC, Housing Authority (Asheville
  Terrace Apartments), 7.1s, 2011                             $ 5,000      $  5,346,000
 North Carolina Housing Finance Agency, FHA,
  6.9s, 2024                                                    4,880         5,250,099
 North Carolina Housing Finance Agency, FHA,
  6.05s, 2028                                                   5,000         5,248,200
 Salisbury, NC, Housing Corp. (Yadkin Senior
  Citizens), FNMA, 6.75s, 2022                                  2,080         2,148,557
                                                                           ------------
                                                                           $ 17,992,856
---------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 0.8%
 Centennial Authority, NC, Hotel Tax (Arena
  Project), FSA, 5.125s, 2019                                 $ 3,500      $  3,412,185
---------------------------------------------------------------------------------------
Single Family Housing Revenue - 4.1%
 North Carolina Housing Finance Agency, 6.15s, 2017           $ 2,000      $  2,112,680
 North Carolina Housing Finance Agency, 6.7s, 2018              1,785         1,904,434
 North Carolina Housing Finance Agency, 8.125s, 2019            1,200         1,238,424
 North Carolina Housing Finance Agency, 7.7s, 2021              2,085         2,161,853
 North Carolina Housing Finance Agency, 7.8s, 2021              1,960         2,010,039
 North Carolina Housing Finance Agency, 7.85s, 2028             5,250         5,500,110
 North Carolina Housing Finance Agency, 7.6s, 2032              2,590         2,714,527
                                                                           ------------
                                                                           $ 17,642,067
---------------------------------------------------------------------------------------
Solid Waste Revenue - 0.3%
 Iredell, NC, Solid Waste Systems Rev., 6.25s, 2012           $ 1,250      $  1,321,425
---------------------------------------------------------------------------------------
Turnpike Revenue - 1.2%
 Puerto Rico Highway and Transportation Authority
  Rev., 6.398s, 2007[dbldag][dbldag]                          $ 2,750      $  2,962,053
 Puerto Rico Highway and Transportation Authority
  Rev., 5.5s, 2036                                              2,000         2,016,000
                                                                           ------------
                                                                           $  4,978,053
---------------------------------------------------------------------------------------
Universities - 5.6%
 Appalachian State University, NC, MBIA, 6.1s, 2014           $ 1,140      $  1,217,999
 Appalachian State University, NC, MBIA, 6.125s, 2019           4,370         4,635,871
 North Carolina Education Facilities Finance Agency
  (Duke University), 6.75s, 2021                               11,500        12,580,195
 University of North Carolina (Chapel Hill), 0s, 2012           9,105         3,783,947
 University of North Carolina (Chapel Hill), 0s, 2013           4,285         1,655,724
                                                                           ------------
                                                                           $ 23,873,736
---------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 4.1%
 Asheville, NC, Water System Rev., FGIC, 5.7s, 2025           $ 2,000      $  2,054,300
 Charlotte, NC, Water and Sewer Systems Rev., 5.25s, 2021       4,000         3,998,360
 Kanapolis, NC, Certificates of Participation, MBIA,
  7.375s, 2010                                                  5,000         5,419,100
 Raleigh, NC, Water and Sewer Systems Rev.,
  5.125s, 2022                                                  2,000         1,960,520
 Winston-Salem, NC, Water and Sewer Systems
  Rev., 6.25s, 2012                                             4,000         4,238,040
                                                                           ------------
                                                                           $ 17,670,320
                                                                           ------------
Total Municipal Bonds (Identified Cost, $390,230,824)                      $423,981,205
---------------------------------------------------------------------------------------

                                                                         9 - MNC

Floating Rate Demand Notes - 0.6%
--------------------------------------------------------------------------------

                                              Principal Amount
Issuer                                            (000 Omitted)             Value
---------------------------------------------------------------------------------
 Heard County, GA, Development Authority,
  Pollution Control Rev. (Georgia Power Co.), due
  9/01/29                                               $1,600       $  1,600,000
 Hillsborough County, FL, Pollution Control Rev.,
  due 5/15/18                                              400            400,000
 Perry County, MS, Pollution Control Rev., due
  3/01/02                                                  400            400,000
---------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                 $  2,400,000
---------------------------------------------------------------------------------
Total Investments (Identified Cost, $392,630,824)                    $426,381,205
Other Assets, Less Liabilities - 0.7%                                   3,145,686
---------------------------------------------------------------------------------
Net Assets - 100.0%                                                  $429,526,891
---------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements

Portfolio of Investments (Unaudited) - September 30, 1997

MFS PENNSYLVANIA MUNICIPAL BOND FUND

Municipal Bonds - 97.9%

                                                   Principal Amount
Issuer                                                 (000 Omitted)           Value
------------------------------------------------------------------------------------
General Obligation - 13.2%
 Beaver County, PA, MBIA, "A", 5.75s, 2015                   $  250       $  259,827
 Chester County, PA, 5.65s, 2011                                500          517,820
 Commonwealth of Puerto Rico, 6.35s, 2010                     1,350        1,475,698
 Dauphin County, PA, General Authority Rev.,
  MBIA, 0s, 2020                                                240           67,858
 Delaware County, PA, 5.125s, 2016                              500          498,435
 Greene County, PA, MBIA, 6s, 2010                              100          102,612
 Lycoming County, PA, MBIA, 5.55s, 2012                       1,000        1,038,720
 Northeastern York County, PA, School District,
  FGIC, 0s, 2012                                                415          195,585
 Oley Valley, PA, School District, AMBAC, 0s, 2011              810          403,753
 Southeastern Area, PA, Special Schools Authority
  Rev., 0s, 2007                                                360          218,452
 State of Pennsylvania, 6.25s, 2010                             300          337,953
                                                                          ----------
                                                                          $5,116,713
------------------------------------------------------------------------------------
State and Local Appropriation - 2.3%
 Philadelphia, PA, Municipal Authority Rev. (Justice
  Lease), 8.625s, 2016                                       $  345       $  384,254
 State of Pennsylvania, Certificates of Participation,
  AMBAC, 5.4s, 2009                                             500          509,790
                                                                          ----------
                                                                          $  894,044
------------------------------------------------------------------------------------
Refunded and Special Obligations - 15.1%
 Allegheny County, PA, Sanitation Authority, FGIC, 0s, 2014  $2,835       $1,171,195
 Bethlehem, PA, Authority, Water Rev., MBIA, 6.1s, 2002         500          540,435
 Northumberland County, PA, Lease,
  Commonwealth Correctional Facility, 0s, 2012                1,000          458,250
 Philadelphia, PA, Gas Works Rev., 6s, 2013                   1,645        1,790,615
 Philadelphia, PA, Hospital & Higher Educational
  Facilities Authority, 7.25s, 2031                             500          560,095
 Puerto Rico Highways & Transportation Authority
  Rev., 6.5s, 2002                                              250          277,903
 Schuylkill County, PA, Redevelopment Authority
  Rev. FGIC, 7s, 2007                                           300          331,308
 Westmoreland County, PA, FGIC, ETM, 0s, 2018                 1,000          334,450
 Westmoreland County, PA, MBIA, ETM, 5.25s, 2009                400          413,744
                                                                          ----------
                                                                          $5,877,995
-------------------------------------------------------------------------------------

Municipal Bonds - continued
-------------------------------------------------------------------------------------
                                                    Principal Amount
Issuer                                                  (000 Omitted)           Value
-------------------------------------------------------------------------------------
Airport and Port Revenue - 2.7%
 Allegheny County, PA, Airport Rev., Pittsburgh
  International Airport, "A", MBIA, 5.75s, 2014               $1,000       $1,061,880
-------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 4.3%
 Luzerne County, PA, Industrial Development
  Authority, 6.05s, 2019                                      $  300       $  306,819
 Luzerne County, PA, Industrial Development
  Authority, AMBAC, 7.2s, 2017                                   500          559,755
 Philadelphia, PA, Gas Works Rev., 6.375s, 2014                  750          788,468
                                                                           ----------
                                                                           $1,655,042
-------------------------------------------------------------------------------------
Health Care Revenue - 11.6%
 Butler County, PA, Industrial Development
  Authority (Sherwood Oaks), 5.75s, 2011                     $  400       $  406,396
 Chester County, PA, Health & Education (Main
  Line), 5.5s, 2015                                             335          337,070
 Cumberland County, PA, Municipal Refunding
  (Carlisle Hospital), 6.8s, 2023                               500          535,920
 Pennsylvania Higher Education Rev., 5.7s, 2011                 550          574,877
 Philadelphia, PA, Health & Educational Facilities
  (Jeanes Health), 6.6s, 2010                                   500          541,905
 Philadelphia, PA, Health & Educational Facilities
  Authority (Temple University), 6.625s, 2023                   250          266,870
 Philadelphia, PA, Hospital & Higher Educational
  Facilities Authority (Graduate Health), 6.25s, 2018           300          303,807
 Philadelphia, PA, Hospital & Higher Educational
  Facilities Authority (Temple University), 5.5s, 2027          500          482,930
 Philadelphia, PA, Hospital & Higher Educational
  Facilities Authority (The Phil. Protestant Home
  Project A), 6.5s, 2027                                        500          500,905
 Scranton Lackawanna, PA, Health & Welfare (Allied
  Health), 7.125s, 2005                                         500          545,405
                                                                          ----------
                                                                          $4,496,085
------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 5.0%
 Erie County, PA, Industrial Development Authority,
  Environmental Improvement (International Paper),
  7.625s, 2018                                               $  250       $  289,960
 New Morgan, PA, Industrial Development
  Authority (Browning Ferris Co.), 6.5s, 2019                   500          537,665
 Northampton County, PA, Industrial Development
  Authority (Bethlehem Steel), 7.55s, 2017                      750          821,212
 Pennsylvania Economic Development Authority
  (MacMillan Bloedel), 7.6s, 2020                               250          287,378
                                                                          ----------
                                                                          $1,936,215
------------------------------------------------------------------------------------
Insured Health Care Revenue - 8.3%
 Allegheny County, PA, Hospital Authority (South
  Hills Health System), MBIA, 5.8s, 2016                     $  500       $  516,525
 Butler County, PA, Hospital Authority (Altoona),
  AMBAC, 5.5s, 2008                                             470          499,991
 Dauphin County, PA, General Authority Hospital
  Rev. (Hapsco Project), MBIA, 5.8s, 2002                       355          376,850
 Lancaster County, PA, Hospital Rev. (Masonic),
  AMBAC, 5s, 2020                                               400          377,480
 Lehigh County, PA, Hospital Rev. (Lehigh Valley),
  MBIA, 7s, 2016                                                250          297,108
 Lycoming County, PA, Authority Hospital Rev.
  (Williamsport Hospital Obligation Group), Connie
  Lee, 5.375s, 2010                                             750          765,750

10 - MPA

-------------------------------------------------------------------------------------------
                                                      Principal Amount
Issuer                                                    (000 Omitted)               Value
-------------------------------------------------------------------------------------------
Insured Health Care Revenue - continued
 Montgomery County, PA, Industrial Development
  Authority, Health Facilities Rev. (AHF/Ambler), 8.5s, 2023    $  210         $   218,833
 Sayre, PA, Health Care Facilities (VHA, PA),
  AMBAC, 6.375s, 2022                                              160             169,758
                                                                               -----------
                                                                               $ 3,222,295
------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 0.6%
 Montgomery County, PA, Redevelopment Authority
  (KBF Associates), 6.5s, 2025                                  $  250         $   251,305
------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 4.0%
 Puerto Rico Highway & Transportation Authority, 5.5s, 2008     $  500         $   517,195
 Puerto Rico Highway & Transportation Authority, 5.5s, 2013        500             523,010
 Puerto Rico Highway & Transportation Authority,
  MBIA, 5.5s, 2015                                                 500             525,495
                                                                               -----------
                                                                               $ 1,565,700
------------------------------------------------------------------------------------------
Single Family Housing Revenue - 9.0%
 Pennsylvania Housing Finance Agency, 6.75s, 2014               $  500         $   538,745
 Pennsylvania Housing Finance Agency, 6.4s, 2016                   500             531,050
 Pennsylvania Housing Finance Agency, 6.65s, 2021                  250             267,740
 Pennsylvania Housing Finance Agency, 6.125s, 2024                 480             499,267
 Pennsylvania Housing Finance Agency, FHA-VA
  MTGS, 5.75s, 2013                                              1,000           1,038,940
 Philadelphia, PA, Redevelopment Authority, 6.1s, 2010             200             206,522
 Pittsburgh, PA, Urban Development Corp., 5.5s,  2010              400             403,896
                                                                               -----------
                                                                               $ 3,486,160
------------------------------------------------------------------------------------------
Solid Waste Revenue - 2.6%
 Harrisburg, PA, 5.875s, 2021                                   $1,000         $ 1,010,970
------------------------------------------------------------------------------------------
Turnpike Revenue - 2.7%
 Delaware River Junction, Toll Bridge (Pennsylvania
  Bridge), FGIC, 6.25s, 2012                                    $1,000         $ 1,056,050
------------------------------------------------------------------------------------------
Universities - 5.9%
 Cumberland County, PA, Municipal Authority
  (Messiah College), AMBAC, 5.125s, 2015                        $  300         $   293,580
 Pennsylvania Higher Education Facilities Authority
  Rev. (Thomas Jefferson University), 6s, 2019                     625             641,537
 Pennsylvania Higher Education Facilities Authority
  Rev. (University of Pennsylvania), 7s, 2008                      400             457,780
 Philadephia, PA, Authority for Industrial
  Development (Girard Estate Facilities Leasing
  Project), 5.5s, 2014                                             880             893,429
                                                                               -----------
                                                                               $ 2,286,326
------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 4.1%
 Lancaster, PA, Sewer Authority, FGIC, 6.85s, 2011              $  250         $   254,765
 Philadelphia, PA, Water Rev., FSA, 5.75s, 2013                    300             309,381
 Philadelphia, PA, Water Rev., MBIA, 5.5s, 2014                  1,000           1,011,540
                                                                               -----------
                                                                               $ 1,575,686
------------------------------------------------------------------------------------------
Other - 6.5%
 Pennsylvania, Convention Center Rev., 6.75s, 2019              $  250         $   272,070
 Pennsylvania Finance Authority Rev., 6.6s, 2009                   900             976,842
 Pennsylvania Industrial Development Authority,
  AMBAC, 7s, 2007                                                  300             353,565

Municipal Bonds - continued
-------------------------------------------------------------------------------------------
                                                      Principal Amount
Issuer                                                    (000 Omitted)         Value
-------------------------------------------------------------------------------------------
Other - continued
 Pennsylvania Industrial Development Authority,
  AMBAC, 5.8s, 2009                                             $  400         $   436,092
 Philadelphia, PA, Industrial Development
  Authority, MBIA, 5.35s, 2012                                     500             505,715
                                                                               -----------
                                                                               $ 2,544,284
                                                                               -----------
Total Municipal Bonds (Identified Cost, $36,136,003)                           $38,036,750
------------------------------------------------------------------------------------------
Floating Rate Demand Note - 2.3%
------------------------------------------------------------------------------------------
 Allegheny County, PA, Hospital Development Rev.
  (Aces Presbyterian Hospital), due 3/01/18, at
  Identified Cost                                               $  900         $   900,000
------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $37,036,003)                               $38,936,750
Other Assets, Less Liabilities - (0.2)%                                            (92,170)
------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                            $38,844,580
------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements

Portfolio of Investments (Unaudited) - September 30, 1997 MFS SOUTH CAROLINA MUNICIPAL BOND FUND

Municipal Bonds - 96.7%

                                                     Principal Amount
Issuer                                                   (000 Omitted)           Value
---------------------------------------------------------------------------------------
General Obligation - 7.6%
 Charleston County, SC, 5.5s, 2014                             $1,250       $ 1,285,637
 Commonwealth of Puerto Rico, 6.5s, 2013                        3,300         3,834,534
 Commonwealth of Puerto Rico, 6.5s, 2023                        2,000         2,203,280
 Commonwealth of Puerto Rico, 5.4s, 2025                        1,500         1,483,080
 Puerto Rico Aqueduct & Sewer Authority Rev., 5s,
  2019                                                          1,500         1,421,760
 Puerto Rico Public Buildings Authority, 5.7s, 2009             1,000         1,065,770
 Richland County, SC, School District No. 1, 5s, 2016           1,975         1,939,766
                                                                            -----------
                                                                            $13,233,827
---------------------------------------------------------------------------------------
State and Local Appropriation - 6.5%
 Berkeley County, SC, School District, AMBAC,
  6.3s, 2016                                                   $1,800       $ 1,940,346
 Greenville County, SC, Certificates of Participation
  (Greenville Technical College), 5.9s, 2019                      850           876,988
 Hilton Head Island, SC, Public Finance Corp.,
  Certificates of Participation, AMBAC, 5.75s, 2014             1,750         1,823,920
 Lexington County, SC, School District No. 1,
  Certificates of Participation (Gilbert Middle
  School), MBIA, 6.65s, 2012                                    1,000         1,072,540
 Myrtle Beach, SC, Public Finance Corp., Certificates
  of Participation (Convention Center), 6.875s, 2017            2,500         2,656,550
 Puerto Rico Public Buildings Authority, AMBAC,
  5.5s, 2021                                                    1,000         1,014,640
 Williamsburg County, SC, School District Public
  Facilities Corp., Certificates of Participation, 7.5s,
  2006                                                            175           181,331
 Williamsburg County, SC, School District Public
  Facilities Corp., Certificates of Participation, 7.5s,
  2007                                                            190           196,874
 Williamsburg County, SC, School District Public
  Facilities Corp., Certificates of Participation, 7.5s,
  2008                                                            205           212,417
 Williamsburg County, SC, School District Public
  Facilities Corp., Certificates of Participation, 7.5s,
  2009                                                            220           227,434

                                                                        11 - MSC

---------------------------------------------------------------------------------------------
                                                           Principal Amount
Issuer                                                         (000 Omitted)           Value
---------------------------------------------------------------------------------------------
State and Local Appropriation - continued
 Williamsburg County, SC, School District Public
  Facilities Corp., Certificates of Participation, 7.5s, 2012        $  270       $   277,841
 Williamsburg County, SC, School District Public
  Facilities Corp., Certificates of Participation, 7.5s, 2014           315           324,148
 Williamsburg County, SC, School District Public
  Facilities Corp., Certificates of Participation, 7.5s, 2018           635           653,440
                                                                                  -----------
                                                                                  $11,458,469
---------------------------------------------------------------------------------------------
Refunded and Special Obligations - 16.0%
 Calhoun, SC, Solid Waste Disposal Rev. (Eastman
  Kodak), 6.75s, 2017                                                $1,000       $ 1,174,020
 Charleston County, SC (Alumax Project), 6.5s, 2001                   1,315         1,438,202
 Charleston County, SC, Certificates of Participation
  (Charlestown Public Facilities Corp.), MBIA, 7.1s,
  2001                                                                2,000         2,231,300
 Columbia, SC, Waterworks & Sewer Rev., 0s, 2004                      1,500         1,131,420
 Columbia, SC, Waterworks & Sewer Rev., 0s, 2006                      2,045         1,398,494
 Commonwealth of Puerto Rico, Public
  Improvement Rev., 6.8s, 2002                                          425           477,870
 Lexington County, SC, School District No. 1,
  Certificates of Participation (White Knoll Middle
  School), CGIC, 7.65s, 1999                                          1,400         1,497,230
 Myrtle Beach, SC, Water & Sewer Rev., MBIA, 6s,
  2000                                                                1,780         1,860,136
 Myrtle Beach, SC, Water & Sewer Rev., MBIA, 6s,
  2000                                                                1,750         1,828,785
 North Charleston, SC, Sewer Rev., MBIA, 7.75s,
  1998                                                                1,250         1,315,050
 Puerto Rico Aqueduct & Sewer Authority Rev., 9s,
  2005                                                                  750           955,740
 Puerto Rico Highway & Transportation Authority,
  Highway Rev., 6.625s, 2002                                            300           335,082
 Richland County, SC, 6.25s, 2000                                     1,260         1,345,277
 Richland County, SC, Certificates of Participation,
  FGIC, 0s, 2005                                                      1,160           826,813
 Richland County, SC, Certificates of Participation,
  FGIC, 0s, 2006                                                      1,160           789,601
 Richland County, SC, Certificates of Participation,
  FGIC, 0s, 2007                                                      1,160           750,624
 South Carolina Jobs Economic Development
  Authority (Carolina Hospital System Project),
  7.55s, 2002                                                         2,000         2,315,420
 South Carolina Public Service Authority (Santee
  Cooper), 6.625s, 2002                                               4,000         4,465,800
 South Carolina Public Service Authority, "C"
  (Santee Cooper), 7.1s, 2001                                         1,220         1,363,533
 York County, SC, School District No. 3, MBIA,
  7.5s, 1998                                                            575           600,317
                                                                                  -----------
                                                                                  $28,100,714
---------------------------------------------------------------------------------------------
Airport and Port Revenue - 1.9%
 Horry County, SC, Airport Revenue, "A", FSA,
  5.7s, 2027                                                         $2,250       $ 2,283,570
 Richland Lexington, SC, Airport Rev. (Columbia
  Airport), "A", AMBAC, 5.7s, 2026                                    1,000         1,012,270
                                                                                  -----------
                                                                                  $ 3,295,840
---------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 14.1%
 Camden, SC, Public Utility Rev., Refunding &
  Improvement, MBIA, 5.5s, 2017                                      $1,500       $ 1,520,910
 Colleton & Dorchester Counties, SC, Pollution
  Control Rev., 6.6s, 2014                                            3,000         3,252,810

Municipal Bonds - continued
---------------------------------------------------------------------------------------------
                                                                Principal Amount
Issuer                                                              (000 Omitted)       Value
---------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - continued
 Fairfield County, SC, Pollution Control Rev. (South
  Carolina Electric Co.), 6.5s, 2014                                 $1,250       $ 1,357,400
 Oconee County, SC, Pollution Control Rev. (Duke
  Power Co.), 7.5s, 2017                                              1,000         1,069,540
 Piedmont, SC, Municipal Power Agency, Electric
  Rev., FGIC, 6.25s, 2021                                             4,600         5,167,226
 Piedmont, SC, Municipal Power Agency, Electric
  Rev., FGIC, 5s, 2022                                                2,300         2,170,395
 Puerto Rico Electric Power Authority Rev., MBIA,
  6.125s, 2008                                                        1,025         1,149,425
 South Carolina Public Service Authority, FGIC,
  5.875s, 2023                                                        2,000         2,079,280
 South Carolina Public Service Authority, MBIA,
  6.939s, 2013[dbldag][dbldag]                                        3,000         3,104,790
 South Carolina Public Service Authority, "B",
  AMBAC, 5.5s, 2023                                                   1,000         1,006,440
 South Carolina Public Service Authority, "C"
  (Santee Copper), FGIC, 5s, 2025                                     3,000         2,805,510
                                                                                  -----------
                                                                                  $24,683,726
---------------------------------------------------------------------------------------------
Health Care Revenue - 8.7%
 Greenville County, SC, First Mortgage Rev.
  (Chestnut Hill), 10.125s, 2016                                     $1,860       $ 1,873,950
 Greenville Hospital System, SC, Hospital Facilities
  Rev., 6s, 2020                                                      5,400         5,849,820
 Greenville Hospital System, SC, Hospital Facilities
  Rev., "A", 5.25s, 2017                                              2,785         2,754,504
 Horry County, SC, Hospital Facilities Rev. (Conway
  Hospital), 6.75s, 2012                                              4,500         4,838,580
                                                                                  -----------
                                                                                  $15,316,854
---------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 11.0%
 Chester County, SC, Industrial  Development Rev.
  (Springs Industries, Inc), 7.35s, 2014                             $1,000       $ 1,091,320
 Chester County, SC, Industrial Development Rev.
  (Springs Industries, Inc.), 7.8s, 2014                              1,025         1,117,045
 Darlington County, SC, Industrial Development
  Rev. (Nucor Corp.), 5.75s, 2023                                     2,000         2,044,080
 Darlington County, SC, Industrial Development
  Rev. (Sonoco Products Co.), 6.125s, 2025                            1,500         1,597,620
 Fairfield County, SC, Industrial Development Rev.
  (Rite Aid, Inc.), 7.9s, 2016                                        2,950         3,009,206
 Florence County, SC, Industrial Development Rev.
  (Stone Container Corp.), 7.375s, 2007                                 945         1,003,269
 Greenville County, SC, Industrial Development Rev.
  (Kroger Co.), 7.85s, 2015                                             500           568,570
 Lexington County, SC, Industrial Rev. (J. B. White
  & Co.), 8s, 2005                                                      570           621,790
 Richland County, SC, Pollution Control Rev.
  (Union Camp Corp.), 6.55s, 2020                                     1,800         1,942,686
 Richland County, SC, Solid Waste Facilities Rev.
  (Union Camp Corp.), 6.75s, 2022                                     2,000         2,166,640
 York City, SC, Industrial Development Rev.
  (Hoechst Celanese), 5.7s, 2024                                      4,000         4,039,120
                                                                                  -----------
                                                                                  $19,201,346
---------------------------------------------------------------------------------------------
Insured Health Care Revenue - 4.3% Charleston County, SC, Hospital Facilities
   Rev. (Medical Society Health Project), MBIA, 5s, 2022             $2,450       $ 2,291,044
 South Carolina Jobs Economic Development
  Authority, Hospital Facilities Rev. (Anderson Area
  Medical Center), MBIA, 5.25s, 2015                                  1,750         1,735,877

12 - MSC

-----------------------------------------------------------------------------------------
                                                      Principal Amount
Issuer                                                    (000 Omitted)             Value
-----------------------------------------------------------------------------------------
Insured Health Care Revenue - continued
 Spartanburg County, SC, Health Service, Rev.,
  AMBAC, 5.3s, 2025                                             $1,000       $    970,520
 Spartanburg County, SC, Hospital Facilities Rev.,
  Health Services District Inc., AMBAC, 5.3s, 2020               2,500          2,448,475
                                                                             ------------
                                                                             $  7,445,916
-----------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 2.5%
 South Carolina Housing, Finance & Development
  Authority (Fairway Apartments), FHA, 7.625s, 2033             $1,945       $  2,064,190
 South Carolina Housing, Finance & Development
  Authority (Hunting Ridge Apartments), 6.75s, 2025              1,000          1,052,530
 South Carolina Housing, Finance & Development
  Authority (Runaway Bay Apartments), 6.125s, 2015               1,300          1,337,778
                                                                             ------------
                                                                             $  4,454,498
-----------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 1.7%
 Puerto Rico Highway & Transportation Authority
  Rev., 5.5s, 2013                                              $1,000       $  1,046,020
 Puerto Rico Highway & Transportation Authority
  Rev., 5.5s, 2026                                               2,000          1,997,300
                                                                             ------------
                                                                             $  3,043,320
-----------------------------------------------------------------------------------------
Single Family Housing Revenue - 0.4%
 South Carolina Housing, Finance & Development
  Authority Rev., 8.6s, 2019                                    $  620       $    638,420
-----------------------------------------------------------------------------------------
Solid Waste Revenue - 1.0%
 Charleston County, SC, Resource Recovery Rev.
  (Foster Wheeler), 9.25s, 2010                                 $1,750       $  1,822,117
-----------------------------------------------------------------------------------------
Universities - 0.9%
 Coastal Carolina University, SC, MBIA, 6.875s, 2026            $1,000       $  1,131,580
 University of South Carolina, University Rev.,
  MBIA, 5.75s, 2026                                                515            529,302
                                                                             ------------
                                                                             $  1,660,882
-----------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 20.1%
 Charleston, SC, Waterworks & Sewer Rev., 6s, 2018              $1,500       $  1,566,960
 Charleston, SC, Waterworks & Sewer Rev., MBIA,
  5s, 2022                                                       3,150          2,988,815
 Charleston County, SC, Waterworks & Sewer Rev.,
  6s, 2012                                                       2,000          2,090,360
 Clinton, SC, Utility Systems Rev., Refunding &
  Improvement, MBIA, 5.25s, 2026                                 1,000            975,500
 Columbia, SC, Waterworks & Sewer Rev., 0s, 2005                 2,245          1,608,228
 Columbia, SC, Waterworks & Sewer Rev., 0s, 2006                 9,330          6,361,194
 Columbia, SC, Waterworks & Sewer Rev., 5.375s,
  2012                                                           3,500          3,665,060
 Greenville, SC, Waterworks Rev., 5.5s, 2022                     1,000          1,006,210
 Laurens County, SC, Water & Sewer Commission,
  Sewer System Rev., 5.5s, 2014                                  1,080          1,072,818
 Myrtle Beach, SC, Water & Sewer Rev., MBIA,
  5.5s, 2013                                                     1,000          1,020,030
 South Carolina Water Resources Authority Rev.
  (Local Government Program), 7.25s, 2020                        3,000          3,212,250
 Spartenburg, SC, Waterworks Rev., FGIC, 5s, 2013                1,000            985,860
 Spartanburg, SC, Waterworks Rev., FGIC, 5s, 2014                1,000            979,840
 Spartanburg, SC, Waterworks Rev., FGIC, 6.05s,
  2018                                                           2,750          3,048,595
 Western Carolina Regional Sewer Authority Rev.,
  AMBAC, 0s, 2007                                                4,000          2,568,840
 York County, SC, Water & Sewer Rev., 6.5s, 2025                 2,000          2,037,820
                                                                             ------------
                                                                             $ 35,188,380
                                                                             ------------
Total Municipal Bonds (Identified Cost, $156,250,637)                        $169,544,309
-----------------------------------------------------------------------------------------


Floating Rate Demand Notes - 1.7%
-----------------------------------------------------------------------------------------
                                                           Principal Amount
Issuer                                                        (000 Omitted)         Value
-----------------------------------------------------------------------------------------
 Charleston County, SC, Industrial Rev.
  (Massey Coal), due 1/01/07                                    $2,450       $  2,450,000
 Putnam County, GA, Development Authority
  (Georgia Power Company Plant Project),
  due 9/01/29                                                      500            500,000
-----------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                         $  2,950,000
-----------------------------------------------------------------------------------------
Total Investments (Identified Cost, $159,200,637)                            $172,494,309
-----------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 1.6%                                           2,720,617
-----------------------------------------------------------------------------------------
Net Assets - 100.0%                                                          $175,214,926
-----------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements

Portfolio of Investments (Unaudited) - September 30, 1997

MFS TENNESSEE MUNICIPAL BOND FUND

Municipal Bonds - 98.5%

                                                    Principal Amount
Issuer                                                 (000 Omitted)           Value
--------------------------------------------------------------------------------------
General Obligation - 14.8%
 Commonwealth of Puerto Rico, 5.375s, 2025                  $1,640       $ 1,613,383
 Commonwealth of Puerto Rico, 5.4s, 2025                     3,000         2,966,160
 Huntington, TN, School District, AMBAC, 5.35s,
  2021                                                       1,050         1,049,360
 Johnson City, TN, FGIC, 0s, 2012                            1,690           806,637
 Knoxville, TN, Public Improvement, 5.25s, 2015              1,000         1,009,960
 McKenzie, TN, High School District, FSA, 5.625s,
  2017                                                         500           513,135
 Metropolitan Government of Nashville & Davidson
  County, TN, 6.125s, 2014                                   1,000         1,091,170
 Metropolitan Government of Nashville & Davidson
  County, TN, 6.125s, 2019                                   1,255         1,369,418
 Metropolitan Government of Nashville & Davidson
  County, TN, 5.125s, 2025                                   2,000         1,929,740
 Rutherford County, TN, 0s, 2015                             1,500           564,615
 Shelby County, TN, 0s, 2009                                 1,000           559,060
 Shelby County, TN, 5.125s, 2015                             1,000         1,002,670
 Shelby County, TN, Capital Appreciation
  Refunding, "B", 0s, 2013                                   3,960         1,700,780
 Shelby County, TN, Public Improvement, "B",
  5.75s, 2021                                                1,000         1,026,440
 State of Tennessee, "A", 5s, 2016                           1,000           991,530
 Territory of Virgin Islands, 7.75s, 2006                      365           401,489
                                                                         ------------
                                                                         $18,595,547
-------------------------------------------------------------------------------------
State and Local Appropriation - 3.2%
 Gatlinburg, TN, Public Building Authority
  (Gatlinburg Convention Center), AMBAC, 6.9s,
  2012                                                      $1,000       $ 1,105,030
 Puerto Rico Public Buildings Authority, 5.5s, 2021          1,000         1,014,640
 Puerto Rico Public Buildings Authority, 5s, 2027            2,000         1,908,000
                                                                         ------------
                                                                         $ 4,027,670
-------------------------------------------------------------------------------------
Refunded and Special Obligations - 16.2%
 Bristol, TN, Health & Educational Facilities Board
  (Bristol Memorial), FGIC, 7s, 2001                        $  500       $   553,220
 Gladeville, TN, Utility District, Waterworks Rev.,
  FGIC, 7.4s, 2000                                             500           546,490
 Knox County, TN, Health, Education & Housing
  Facilities Board (Baptist East), 8.5s, 2004                1,180         1,278,353
 Knox County, TN, Health, Education & Housing
  Facilities Board (Mercy Health), AMBAC, 7.6s, 1999         2,500         2,708,775

                                                                        13 - MTN

--------------------------------------------------------------------------------------------
                                                             Principal Amount
Issuer                                                          (000 Omitted)        Value
--------------------------------------------------------------------------------------------
Refunded and Special Obligations - continued
 Knox County, TN, Industrial Development Board,
  0s, 2016                                                        $5,825       $ 2,101,951
 Memphis, TN, Electric Systems Rev., 6.75s, 2000                   1,500         1,612,665
 Metropolitan Government of Nashville & Davidson
  County, TN, Health & Education Facility Board
  Rev., 0s, 2021                                                   5,995         1,607,739
 Mt. Juliet, TN, Public Building Authority
  (Madison), MBIA, 7.7s, 2004                                      1,100         1,384,174
 Mt. Juliet, TN, Public Building Authority
  (Madison), MBIA, 7.8s, 2004                                      3,500         4,423,335
 Mt. Juliet, TN, Public Building Authority (Popular
  Grove), 8.375s, 1999                                             1,430         1,537,508
 New Tazewell, TN, Health, Educational & Housing
  Facilities Board (Lincoln), 7.25s, 1997                          2,000         2,053,600
 Wilson County, TN, Water & Wastewater
  Authority, 8s, 1999                                                500           536,745
                                                                               ------------
                                                                               $20,344,555
-------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 4.6%
 Bolivar, TN, Electric Systems Rev., MBIA, 5.25s,
  2016                                                            $  730       $   725,569
 Jackson, TN, Electric Systems Rev., MBIA, 5s,
  2018                                                             1,000           966,010
 Lawrenceburg, TN, Electric Rev., MBIA, 5.5s, 2026                 1,255         1,261,952
 Metropolitan Government of Nashville & Davidson
  County, TN, MBIA, 0s, 2010                                       2,480         1,315,491
 Metropolitan Government of Nashville & Davidson
  County, TN, MBIA, 0s, 2012                                       3,305         1,543,204
                                                                               ------------
                                                                               $ 5,812,226
-------------------------------------------------------------------------------------------
Health Care Revenue - 3.3%
 Cookeville, TN, Industrial Development Board Rev.
  (General Hospital), 5.625s, 2016                                $1,000       $ 1,008,130
 Cookeville, TN, Industrial Development Board,
  Hospital Rev. (Cookeville General), 5.75s, 2010                  2,000         2,048,340
 Knox County, TN, Health, Education & Housing
  Facilities Board (East Tennessee Children's), 6.5s, 2012         1,000         1,062,570
                                                                               ------------
                                                                               $ 4,119,040
-------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 11.6%
 Bristol, TN, Industrial Development Authority
  (Kmart Corp.), 7.5s, 2008                                       $1,105       $ 1,208,207
 Hardeman County, TN (Correctional Facilities
  Corp.), 7.75s, 2017                                              1,000         1,085,560
 Humphreys County, TN, Certificates of
  Participation (DuPont), 6.7s, 2024                               1,750         1,918,367
 Knox County, TN, Industrial Development Board
  (Kroger Co.), 8.1s, 2003                                         2,000         2,259,480
 Lawrenceburg, TN, Industrial Development Board
  (Tridon, Inc.), 9.625s, 2006                                     1,000         1,069,200
 McMinn County, TN, Industrial Development
  Board, Pollution Control Rev. (Bowater), 7.625s,
  2016                                                             1,000         1,092,280
 Memphis-Shelby County, TN, Airport Authority
  (Federal Express Corp.), 7.875s, 2009                            2,755         3,095,904
 Memphis-Shelby County, TN, Airport Authority
  (Federal Express Corp.), 6.2s, 2014                              1,000         1,039,110
 Metropolitan Government of Nashville & Davidson
  County, TN (Wilson Sporting), 7.75s, 2014                        1,000         1,078,970
 Puerto Rico Industrial, Medical & Environmental
  Pollution Control Facilities, Finance Authority
  Rev. (Baxter Travenol Laboratories), 8s, 2012                      750           797,460
                                                                               ------------
                                                                               $14,644,538
-------------------------------------------------------------------------------------------

Municipal Bonds - continued
--------------------------------------------------------------------------------------------
                                                             Principal Amount
Issuer                                                          (000 Omitted)        Value
------------------------------------------------------------ ----------------- -------------
Insured Health Care Revenue - 9.0%
 Bristol, TN, Health & Educational Facilities Board
  (Bristol Memorial), FGIC, 7s, 2021                              $2,825       $ 2,903,027
 Johnson City, TN, Health & Education Financing
  Authority (Johnson City Medical Center Hospital),
  MBIA, 5.25s, 2016                                                1,375         1,352,216
 Knox County, TN, Health, Education & Housing
  Facilities Board (Fort Sanders), MBIA, 5.75s, 2014               3,250         3,462,192
 Metropolitan Government of Nashville & Davidson
  County, TN, Health & Education (Meharry
  Medical College), AMBAC, 5s, 2024                                3,750         3,578,850
                                                                               ------------
                                                                               $11,296,285
-------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 5.7%
 Franklin, TN, Industrial Development Rev.
  (Landings Apartments), FSA, 6s, 2026                            $1,000       $ 1,031,660
 Franklin, TN, Industrial Development Rev. (Sussex
  Downs), FHA, 6.75s, 2027                                         1,000         1,078,430
 Jackson, TN, Health, Education & Housing
  Facilities Board (Posthouse Apartments), FHA,
  7.1s, 2028                                                       1,610         1,722,603
 Metropolitan Government of Nashville & Davidson
  County, TN, Health & Education Facility Board
  Rev. (Herman Street), 7.25s, 2032                                  495           529,814
 Metropolitan Government of Nashville & Davidson
  County, TN, Industrial Development Board, FHA,
  6.95s, 2026                                                      1,000         1,070,810
 Metropolitan Government of Nashville & Davidson
  County, TN, Industrial Development Board, FHA,
  7.5s, 2029                                                         695           732,794
 Metropolitan Government of Nashville & Davidson
  County, TN, Industrial Development Board, FHA,
  7.7s, 2029                                                       1,000         1,051,530
                                                                               ------------
                                                                               $ 7,217,641
-------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 0.9%
 Tennessee Local Development Authority Rev.,
  Community Provider Loan, 7s, 2021                               $1,000       $ 1,093,800
-------------------------------------------------------------------------------------------
Single Family Housing Revenue - 3.9%
 Shelby County, TN, Single Family Mortgage Rev.,
  FHA, 0s, 2015                                                   $7,425       $ 1,249,331
 Tennessee Housing Development Agency, 0s, 2016                    5,000         1,737,700
 Tennessee Housing Development Agency, 7.375s,
  2023                                                             1,000         1,056,910
 Tennessee Housing Development Agency, 7.125s,
  2026                                                               750           817,447
                                                                               ------------
                                                                               $ 4,861,388
-------------------------------------------------------------------------------------------
Universities - 5.7%
 Jackson, TN, Health, Educational & Housing
  Facilities Board (Lambuth University), Asset
  Guaranty, 5.9s, 2015                                            $1,000       $ 1,028,170
 Metropolitan Government of Nashville & Davidson
  County, TN, Health, Educational & Housing
  Facilities Board (Vanderbilt University), 5.25s,
  2012                                                             1,000         1,018,000
 Metropolitan Government of Nashville & Davidson
  County, TN, Health, Educational & Housing
  Facilities Board (Vanderbilt University), 5.3s,
  2013                                                             1,875         1,908,638
 Metropolitan Government of Nashville & Davidson
  County, TN, Health, Educational & Housing
  Facilities Board (Vanderbilt University), 5.375s,
  2014                                                             1,000         1,020,960

14 - MTN

---------------------------------------------------------------------------------------------
                                                           Principal Amount
Issuer                                                        (000 Omitted)           Value
---------------------------------------------------------------------------------------------
Universities - continued
 Metropolitian Government of Nashville & Davidson
  County, TN, Health, Educational & Housing
  Facilities Board (Vanderbilt University), 7.625s,
  2016                                                          $1,000         $  1,041,470
 Metropolitan Government of Nashville & Davidson
  County, TN, Health, Educational & Housing
  Facilities Board (Vanderbilt University), 5.375s,
  2018                                                           1,100            1,099,945
                                                                               ------------
                                                                               $  7,117,183
-------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 19.6%
 Clarksville, TN, Water, Sewer & Gas, MBIA, 5.25s,
  2018                                                          $1,000         $    990,030
 Madison, TN, Utility Waterworks Refunding,
  MBIA, 5s, 2019                                                 2,750            2,648,498
 Metropolitan Government of Nashville & Davidson
  County, TN, Water & Sewer Rev., FGIC, 5.1s,
  2016                                                           2,565            2,481,637
 Metropolitan Government of Nashville & Davidson
  County, TN, Water & Sewer Rev., RIBS, AMBAC,
  6.075s, 2022                                                   2,000            2,100,600
 Metropolitan Government of Nashville & Davidson
  County, TN, Water & Sewer Rev., Linked RIBS,
  AMBAC, 8.317s, 2022[dbldag][dbldag]                            1,000            1,114,800
 Metropolitan Government of Nashville & Davidson
  County, TN, Water & Sewer Rev., RIBS, FGIC,
  5.2s, 2013                                                     2,000            2,016,220
 Mt. Juliet, TN, Public Building Authority
  (Cumberland), 7.55s, 2024                                      1,205            1,269,154
 Mt. Juliet, TN, Public Building Authority
  (Hermitage), MBIA, 7.5s, 2009                                    300              318,105
 Mt. Juliet, TN, Public Building Authority
  (Milcroft), 7.55s, 2024                                        2,030            2,138,077
 Mt. Juliet, TN, Public Building Authority (New
  Market), 8.375s, 2024                                            560              595,683
 Mt. Juliet, TN, Public Building Authority (Tipton),
  7.5s, 2004                                                       330              347,362
 Poplar Grove, TN, Utility District, Waterworks
  Rev., 6.375s, 2011                                               500              530,795
 Puerto Rico Aqueduct & Sewer Rev., 6.25s, 2012                  1,000            1,125,710
 West Knox Utility District, TN, Water & Sewer
  Rev., MBIA, 0s, 2002                                           1,315            1,046,727
 West Knox Utility District, TN, Water & Sewer
  Rev., MBIA, 0s, 2003                                           1,045              793,448
 West Knox Utility District, TN, Water & Sewer
  Rev., MBIA, 0s, 2004                                           1,920            1,384,358
 West Knox Utility District, TN, Water & Sewer
  Rev., MBIA, 0s, 2005                                           1,920            1,317,293
 West Knox Utility District, TN, Water & Sewer
  Rev., MBIA, 0s, 2006                                           1,920            1,252,243
 West Knox Utility District, TN, Water & Sewer
  Rev., MBIA, 0s, 2007                                           1,920            1,189,248
                                                                               ------------
                                                                               $ 24,659,988
-------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $114,673,881)                          $123,789,861
-------------------------------------------------------------------------------------------


Floating Rate Demand Notes - 1.6%
---------------------------------------------------------------------------------------------
                                                           Principal Amount
Issuer                                                        (000 Omitted)           Value
---------------------------------------------------------------------------------------------
 Heard County, GA, Development Authority, Pollution
  Control Rev. (Georgia Power Co.), due 9/01/29                 $1,300         $  1,300,000
 Uinta County, WY, Pollution Control Rev.
  (Chevron), due 8/15/20                                           700              700,000
-------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                           $  2,000,000
-------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $116,673,881)                              $125,789,861
Other Assets, Less Liabilities - (0.1)%                                             (82,065)
-------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                            $125,707,796
-------------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements

Portfolio of Investments (Unaudited) - September 30, 1997

MFS VIRGINIA MUNICIPAL BOND FUND

Municipal Bonds - 96.6%
---------------------------------------------------------------------------------------------
                                                              Principal Amount
Issuer                                                           (000 Omitted)        Value
---------------------------------------------------------------------------------------------
General Obligation - 12.0%
 Chesapeake, VA, Public Improvement, 5.375s, 2013                  $ 3,500      $ 3,584,910
 Lebanon, VA, 6.375s, 2011                                           1,625        1,713,839
 Norfolk, VA, 5.25s, 2013                                            1,000        1,010,760
 Norfolk, VA, 5.25s, 2014                                            2,750        2,769,168
 Norfolk, VA, 5.25s, 2015                                            3,000        3,009,570
 Portsmouth, VA, 6.375s, 2012                                        1,555        1,657,614
 Richmond, VA, 0s, 2006                                              1,000          673,840
 Richmond, VA, 0s, 2006                                              2,500        1,684,600
 Richmond, VA, 6.5s, 2006                                            4,000        4,305,320
 Richmond, VA, 0s, 2007                                              5,280        3,377,352
 Richmond, VA, 0s, 2008                                              2,000        1,213,220
 Richmond, VA, 0s, 2008                                              5,270        3,196,835
 Richmond, VA, 0s, 2009                                              5,175        2,957,719
 Richmond, VA, 5.5s, 2009                                            5,000        5,273,200
 Spotsylvania County, VA, FGIC, 6s, 2009                             4,270        4,778,215
 State of Virginia (Higher Educational Institute), 0s, 1998          1,295        1,263,001
 State of Virginia (Higher Educational Institute), 0s, 1999          1,300        1,215,630
 Suffolk, VA, 6.5s, 2006                                             1,250        1,299,325
 Virginia Public School Authority, 6.5s, 2013                        1,875        2,059,106
 Virginia Public School Authority, "A", 5.375s, 2017                 2,295        2,313,521
                                                                                ------------
                                                                                $49,356,745
--------------------------------------------------------------------------------------------
State and Local Appropriation - 9.8%
 Chesapeake, VA, Industrial Development Authority
  (Chesapeake Court House), 5.25s, 2017                            $ 2,000      $ 1,980,400
 Chesapeake, VA, Industrial Development Authority
  (Chesapeake Court House), MBIA, 6.25s, 2011                        3,985        4,449,571
 Chesterfield County, VA, Industrial Development
  Authority, Public Facilities, 7.5s, 2008                           1,720        1,905,829
 Henrico County, VA, Industrial Development
  Authority, Lease Rev., 6.5s, 2010                                  5,000        5,597,550
 New Kent County, VA, Industrial Development
  Authority, Public Facilities, 7.5s, 2011                             700          753,963
 Puerto Rico Public Buildings Authority Rev.,
  5.25s, 2021                                                        2,075        2,014,618
 Virginia Biotechnology Research Park (Biotech
  Two), 5.25s, 2018                                                  8,800        8,777,472
 Virginia Public Building Authority, MBIA, 0s,
  2007                                                              13,305        8,403,438
 Virginia Public Building Authority, MBIA, 0s,
  2008                                                              10,650        6,352,192
                                                                                ------------
                                                                                $40,235,033
--------------------------------------------------------------------------------------------

                                                                        15 - MVA

------------------------------------------------------------------------------------
                                                     Principal Amount
Issuer                                                  (000 Omitted)        Value
------------------------------------------------------------------------------------
Refunded and Special Obligations - 9.5%
 Arlington County, VA, Industrial Development
  Authority (Arlington Hospital), 7.125s, 2001            $ 4,450      $ 4,995,526
 Carroll County, VA, Solid Waste Authority Rev.,
  7.5s, 2001                                                2,265        2,568,623
 Fairfax County, VA, Redevelopment & Housing
  Authority (Little River Glen), 8.95s, 2020                3,780        4,146,093
 Henrico County, Industrial Development Authority
  (St. Mary's Hospital), 7.5s, 2007                           750          829,253
 Newport News, VA, 6.5s, 2000                                 875          951,344
 Newport News, VA, 6.5s, 2000                               2,205        2,397,386
 Newport News, VA, 6.5s, 2000                               2,325        2,527,856
 Portsmouth, VA, 6.9s, 2000                                 1,500        1,636,845
 Puerto Rico Aqueduct & Sewer Authority Rev., 9s,
  2005                                                      4,150        5,288,428
 Puerto Rico Aqueduct & Sewer Authority Rev.,
  10.25s, 2009                                                400          563,944
 Roanoke, VA, Industrial Development Authority,
  Hospital Rev. (Memorial), 7.25s, 2000                     1,750        1,924,300
 Roanoke, VA, Industrial Development Authority,
  Hospital Rev. (Roanoke Memorial), 7.5s, 2000              1,245        1,375,289
 Virginia Beach, VA, Certificates of Participation
  (Judicial Center Project), FGIC, 7.25s, 2000              4,955        5,471,311
 Virginia Beach, VA, Water & Sewer Rev., 6.625s,
  2002                                                      1,400        1,549,296
 Virginia College Building Authority (Hampton
  University), 7.75s, 2014                                    750          804,765
 Virginia Resources Authority, Water & Sewer
  System Rev., 7.875s, 1998                                   800          847,328
 Virginia Resources Authority, Water & Sewer
  System Rev., 7.5s, 1999                                   1,180        1,265,031
                                                                       ------------
                                                                       $39,142,618
-----------------------------------------------------------------------------------
Airport and Port Revenue - 5.8%
 Metropolitan Washington, DC, Airport Rev., 7.6s,
  2014                                                    $ 5,030      $ 5,501,311
 Metropolitan Washington, DC, Airport Rev., 5.5s,
  2016                                                      2,465        2,466,183
 Metropolitan Washington, DC, Airport Rev., "A",
  6.625s, 2019                                              1,000        1,086,800
 Metropolitan Washington, DC, Airport Rev., BIGI,
  8.2s, 2018                                                3,500        3,707,060
 Peninsula Airport Commission, VA, 7.3s, 2021               2,400        2,622,456
 Puerto Rico Ports Authority (American Airlines),
  6.3s, 2023                                                2,000        2,114,160
 Puerto Rico Ports Authority (American Airlines),
  6.25s, 2026                                               6,000        6,371,220
                                                                       ------------
                                                                       $23,869,190
-----------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 5.6%
 Halifax County, VA, Industrial Authority Rev. (Old
  Dominion Electric), 6s, 2022                            $ 5,000      $ 5,117,800
 Pittsylvania County, VA, Industrial Development
  Authority Rev., 7.5s, 2014                                4,000        4,360,240
 Puerto Rico Electric Power Authority, 5s, 2012             2,020        1,971,984
 Puerto Rico Electric Power Authority, 6s, 2015             3,000        3,170,550
 Puerto Rico Electric Power Authority, 5.5s, 2016           5,000        5,030,750
 Puerto Rico Electric Power Authority, "X", 5.5s,
  2025                                                      3,520        3,510,285
                                                                       ------------
                                                                       $23,161,609
-----------------------------------------------------------------------------------
Municipal Bonds - continued
--------------------------------------------------------------------------------

                                                     Principal Amount
Issuer                                               (000 Omitted)           Value
------------------------------------------------------------------------------------
Health Care Revenue - 4.0%
 Chesapeake, VA, Industrial Development Authority
  (Sentara Life Care Corp.), 7.875s, 2008                 $ 1,000      $ 1,057,950
 Chesapeake, VA, Industrial Development Authority
  (Sentara Life Care Corp.), 8s, 2018                       4,000        4,234,800
 Fairfax, Fauquier & Loudoun Counties, VA, Health
  Center Commission, Nursing Home Rev., 9s, 2020            1,865        2,016,289
 Lynchburg, VA, Industrial Development Authority
  (Central Health, Inc.), 8.125s, 2016                      1,400        1,465,688
 Martinsville, VA, Industrial Development
  Authority, 6.75s, 2004                                    1,230        1,267,921
 Norfolk, VA, Industrial Development Authority
  (Sentara Life Care Corp.), "A", 7.875s, 2008              1,000        1,057,950
 Norfolk, VA, Industrial Development Authority
  (Sentara Life Care Corp.), "A", 7.9s, 2018                2,000        2,114,880
 Peninsula Ports, VA, Health Care Rev. (Riverside
  Health System), 6.625s, 2010                              1,500        1,638,195
 Suffolk, VA, Industrial Development Authority
  (Louise Obici Memorial Hospital), 7.875s, 2005            1,740        1,820,701
                                                                       ------------
                                                                       $16,674,374
-----------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 5.2%
 Halifax, VA, Industrial Development Authority
  (Tandy Corp.), 8.25s, 2008                              $ 3,500      $ 3,730,580
 Isle Wight County, VA, Industrial Development
  (Union Camp), 6.55s, 2024                                 8,000        8,739,760
 Isle Wight County, VA, Industrial Development
  (Union Camp), 6.1s, 2027                                  3,500        3,586,030
 Lynchburg, VA, Industrial Development Authority
  (Kroger Co.), 7.9s, 2011                                  1,000        1,123,920
 Virginia Beach, VA, Development Authority
  (Beverly Enterprises), 10s, 2010                          1,315        1,449,511
 West Point, VA, Industrial Development Authority,
  Solid Waste Disposal Rev. (Chesapeake Corp.
  Project), 6.375s, 2019                                    2,600        2,782,468
                                                                       ------------
                                                                       $21,412,269
-----------------------------------------------------------------------------------
Insured Health Care Revenue - 9.0%
 Albemarle County, VA, Industrial Development
  Authority, First Mortgage Rev., FHA, 8.9s, 2026         $ 2,150      $ 2,397,744
 Fredericksburg, VA, Industrial Development
  (Medicorp Health Systems), AMBAC, 5.25s, 2023            12,900       12,580,467
 Front Royal-Warren County, VA, Industrial
  Development Authority, FHA, 9.45s, 2024                   1,000        1,089,040
 Hanover County, VA, Industrial Development
  Authority, MBIA, 6s, 2009                                 1,550        1,728,142
 Hanover County, VA, Industrial Development
  Authority (Memorial Regional Medical Center),
  MBIA, 6.5s, 2008                                          1,000        1,158,810
 Hanover County, VA, Industrial Development
  Authority (Memorial Regional Medical Center),
  MBIA, 6.5s, 2009                                          1,510        1,751,570
 Henrico County, VA, Industrial Development
  Authority Rev. (Bon Secours), MBIA, 6.25s, 2020           1,500        1,681,290
 Peninsula Ports Authority, VA, Hospital Facilities
  Rev. (Wittaker Memorial), FHA, 8.7s, 2023                 2,100        2,167,998
 Roanoke, VA, Industrial Development Authority,
  Hospital Rev. (Roanoke Memorial), MBIA, 6.125s,
  2017                                                      6,000        6,624,600
 Winchester, VA, Industrial Development Authority,
  RIBS, AMBAC, 9.045s, 2014[dbldag][dbldag]                 4,900        5,973,149
                                                                       ------------
                                                                       $37,152,810
-----------------------------------------------------------------------------------

16 - MVA

------------------------------------------------------------------------------------------
                                                           Principal Amount
Issuer                                                        (000 Omitted)         Value
------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 3.3%
 Alexandria, VA, Redevelopment & Housing Finance
  Authority (Jefferson Village Apartments), 9s, 2018            $ 4,000      $  4,137,000
 Norfolk, VA, Redevelopment & Housing Authority
  (Dockside Apartments), FHA, 7.375s, 2028                        2,000         2,129,080
 Virginia Housing Development Authority, 6.5s,
  2013                                                            2,300         2,466,359
 Virginia Housing Development Authority, 6.6s,
  2022                                                            4,635         4,915,649
                                                                             -------------
                                                                             $ 13,648,088
------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 6.7%
 Puerto Rico Highway & Transportation Authority
  Rev., 5.5s, 2015                                              $ 2,000      $  2,101,980
 Puerto Rico Highway & Transportation Authority
  Rev., 5.5s, 2026                                               12,200        12,183,530
 Virginia Port Authority, 8.2s, 2008                              4,500         4,719,375
 Virginia Transportation Board, Transportation
  Contract Rev., 6.5s, 2018                                       3,500         3,775,380
 Virginia Transportation Board, US Route 58,
  5.125s, 2021                                                    5,000         4,837,050
                                                                             -------------
                                                                             $ 27,617,315
------------------------------------------------------------------------------------------
Single Family Housing Revenue - 8.3%
 Puerto Rico Housing Finance Corp., GNMA, 7.8s,
  2021                                                          $     5      $      5,179
 Virginia Housing Development Authority, 7.45s,
  2019[dbldag][dbldag]                                            7,500         7,708,425
 Virginia Housing Development Authority, 6.2s,
  2021                                                           15,000        15,501,450
 Virginia Housing Development Authority, 7.1s,
  2022                                                            2,000         2,132,060
 Virginia Housing Development Authority, 6.3s,
  2025                                                            8,500         8,919,985
                                                                             -------------
                                                                             $ 34,267,099
------------------------------------------------------------------------------------------
Turnpike Revenue - 3.3%
 Chesapeake Bay, VA, Bridge & Tunnel Authority,
  FGIC, 0s, 2005                                                $ 4,535      $  3,168,559
 Chesapeake Bay, VA, Bridge & Tunnel Authority,
  FGIC, 6s, 2007                                                  5,700         6,291,432
 North Virginia Transportation District Commuter
  Rail (Virginia Railway Express Project), 6s, 2010               1,240         1,381,484
 Virginia Transportation Board Rev., Northern
  Virginia Transportation District, "A", 5.125s,
  2016                                                            2,600         2,555,228
                                                                             -------------
                                                                             $ 13,396,703
------------------------------------------------------------------------------------------
Universities - 4.5%
 Albemarle County, VA, Industrial Development
  Authority Health Services Rev., 6.5s, 2022                    $ 1,000      $  1,064,380
 Hampton Roads, VA, Medical College General Rev.,
  6.875s, 2016                                                    2,000         2,168,740
 Hampton Roads, VA, Medical College General Rev.,
  6.875s, 2016                                                    1,500         1,626,555
 Loudoun County, VA, Industrial Development
  Authority, University Facilities, 6.25s, 2012                   2,710         2,877,288
 Rockingham County, VA, Industrial Development
  Authority Rev. (Bridgewater), 6s, 2023                          3,000         3,040,860
 University of Virginia, University Rev., 5.375s,
  2014                                                            5,190         5,233,337
 Virginia College Building Authority, Educational
  Facilities Rev. (Marymount), 7s, 2022                           2,500         2,718,425
                                                                             -------------
                                                                             $ 18,729,585
------------------------------------------------------------------------------------------
Municipal Bonds - continued
------------------------------------------------------------------------------------------

                                                           Principal Amount
Issuer                                                        (000 Omitted)         Value
------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 7.1%
 Chesterfield County, VA, Water & Sewer Rev., 0s,
  2004                                                          $ 5,025      $  3,640,763
 Chesterfield County, VA, Water & Sewer Rev., 0s,
  2005                                                            4,815         3,320,713
 Chesterfield County, VA, Water & Sewer Rev., 0s,
  2006                                                            4,000         2,621,000
 Chesterfield County, VA, Water & Sewer Rev., 0s,
  2007                                                            6,000         3,738,240
 Chesterfield County, VA, Water & Sewer Rev., 0s,
  2008                                                            6,135         3,619,834
 Chesterfield County, VA, Water & Sewer Rev., 0s,
  2009                                                            6,135         3,399,158
 Chesterfield County, VA, Water & Sewer Rev., 0s,
  2010                                                            9,005         4,691,245
 Fairfax County, VA, Water Authority Rev., 5s, 2021               2,000         1,933,060
 Hanover County, Water & Sewer Systems, 5.25s,
  2026                                                            2,250         2,195,123
                                                                             -------------
                                                                             $ 29,159,136
------------------------------------------------------------------------------------------
Other - 2.5%
 Danville, VA, Industrial Development Authority,
  Industrial Development Rev., 8s, 2013                         $ 3,040      $  3,141,019
 Loudoun, VA, Industrial Development Authority,
  Industrial Development Rev., 7.125s, 2015                       2,000         2,166,080
 Pamunkey, VA, Regional Jail Authority, MBIA,
  5.75s, 2018                                                     2,500         2,585,825
 Washington, DC, Metropolitan Area Transportation
  Authority, Gross Rev., FGIC, 5.25s, 2014                        2,500         2,503,275
                                                                             -------------
                                                                             $ 10,396,199
------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $368,436,284)                        $398,218,773
------------------------------------------------------------------------------------------
Floating Rate Demand Notes - 1.9%
------------------------------------------------------------------------------------------
 Lynchburg, VA, Industrial Development Authority,
  "E", due 12/01/25                                             $ 1,800      $  1,800,000
 Lynchburg, VA, Industrial Development Authority,
  "G", due 12/01/25                                               2,400         2,400,000
 Peninsula Ports Authority, VA, due 7/01/16                       1,200         1,200,000
 Peninsula Ports Authority, VA (Shell Oil Co.), due
  12/01/05                                                          800           800,000
 Peninsula Ports Authority, VA (Shell Oil Co.), due
  7/01/16                                                         1,700         1,700,000
------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                         $  7,900,000
------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $376,336,284)                            $406,118,773
Other Assets, Less Liabilities - 1.5%                                           6,163,391
------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                          $412,282,164
------------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements

Portfolio of Investments (Unaudited) - September 30, 1997

MFS WEST VIRGINIA MUNICIPAL BOND FUND

Municipal Bonds - 95.0%

----------------------------------------------------------------------------------------
                                                  Principal Amount
Issuer                                               (000 Omitted)      Value
----------------------------------------------------------------------------------------
General Obligation - 16.1%
 Cabell, WV, Board of Education, MBIA, 6s, 2006                 $  500       $  550,245
 Charleston, WV, Public Improvement, 7.2s, 2008                  1,240        1,491,571
 Charleston, WV, Public Improvement, 7.2s, 2009                  1,140        1,375,410
 Jefferson County, WV, Board of Education, FGIC,
  6.85s, 2009                                                    1,680        2,002,577

                                                                        17 - MWV

-------------------------------------------------------------------------------------
                                                      Principal Amount
Issuer                                                   (000 Omitted)        Value
-------------------------------------------------------------------------------------
General Obligation - continued
 Monongalia County, WV, Board of Education,
  MBIA, 7s, 2005                                           $  500       $   576,085
 Ohio County, WV, Board of Education, MBIA,
  5.25s, 2018                                               1,180         1,184,366
 State of West Virginia, "A", 5.75s, 2021                   1,000         1,033,490
 State of West Virginia, FGIC, 5s, 2021                     4,000         3,843,160
 State of West Virginia, FGIC, 5.25s, 2026                  8,000         7,954,160
 State of West Virginia, Water Development
  Authority Rev., FSA, 6.2s, 2024                           3,000         3,258,270
                                                                        ------------
                                                                        $23,269,334
------------------------------------------------------------------------------------
State and Local Appropriation - 8.0%
 Puerto Rico Public Building Authority Rev., 5.25s,
  2021                                                     $2,115       $ 2,053,454
 West Virginia Building Commission, Lease Rev.
  (West Virginia Regional Jail), MBIA, 0s, 2007             3,150         1,974,546
 West Virginia Building Commission, Lease Rev.
  (West Virginia Regional Jail), MBIA, 0s, 2008             3,050         1,803,526
 West Virginia Building Commission, Lease Rev.
  (West Virginia Regional Jail), MBIA, 0s, 2009             2,500         1,391,800
 West Virginia Building Commission, Lease Rev.
  (West Virginia Regional Jail), MBIA, 7s, 2015             1,000         1,082,550
 West Virginia School Building Authority, 6.75s,
  2015                                                      3,000         3,305,880
                                                                        ------------
                                                                        $11,611,756
------------------------------------------------------------------------------------
Refunded and Special Obligations - 6.6%
 Kanawha County, WV, Building Commission
  (St. Francis Hospital), ETM, 7.5s, 2007                  $  250       $   285,460
 Puerto Rico Aqueduct & Sewer Authority Rev.,
  9s, 2005                                                  1,500         1,911,480
 South Charleston, WV, Hospital Rev. (Herbert J.
  Thomas Memorial Hospital), BIGI, 8s, 1998                   500           530,185
 West Virginia Parkways, Economic Development &
  Tourism Authority, FGIC, 0s, 2005                         2,250         1,567,305
 West Virginia Parkways, Economic Development &
  Tourism Authority, FGIC, 0s, 2006                         2,500         1,662,250
 West Virginia Parkways, Economic Development &
  Tourism Authority, FGIC, 0s, 2007                         2,000         1,257,280
 West Virginia Parkways, Economic Development &
  Tourism Authority, FGIC, 0s, 2008                           610           361,846
 West Virginia Water Development Authority,
  8.625s, 1998                                                750           800,978
 West Virginia Water Development Authority,
  7.4s, 2001                                                  750           851,107
 West Virginia Water Development Authority,
  7.1s, 2009                                                  250           290,900
                                                                        ------------
                                                                        $ 9,518,791
------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 11.9%
 Marshall County, WV, Pollution Control Rev. (Ohio
  Power Co.), 6.85s, 2022                                  $2,000       $ 2,177,740
 Marshall County, WV, Pollution Control Rev. (Ohio
  Power Co.), MBIA, 6.85s, 2022                             3,150         3,475,647
 Mason County, WV, Pollution Control Rev.
  (Appalachian Power), MBIA, 6.6s, 2022                     7,000         7,717,850
 McDowell County, WV, Industrial Development
  Rev. (War Telephone Co.), 13.5s, 2001                       310           311,690
 Putnam County, WV, Pollution Control Rev.
  (Appalachian Power Co.), MBIA, 6.6s, 2019                 3,200         3,517,280
                                                                        ------------
                                                                        $17,200,207
------------------------------------------------------------------------------------
Municipal Bonds - continued
------------------------------------------------------------------------------------

                                                  Principal Amount
Issuer                                                (000 Omitted)           Value
------------------------------------------------------------------------------------
Health Care Revenue - 7.8%
 Berkeley County, WV, Building Commission,
  Hospital Rev. (City Hospital Project), 6.5s, 2022        $2,500       $ 2,613,350
 Hampshire County, WV, First Mortgage Rev.
  (Rommey Health Care), 9.5s, 2022                          1,280         1,347,597
 Monongalia County, WV, Health Facilities Rev.
  (Beverly Enterprises, Inc.), 10s, 2007                      865           937,599
 West Virginia Hospital Finance Authority
  (Charleston Area Medical Center), 6.5s, 2023              2,000         2,143,000
 West Virginia Hospital Finance Authority
  (Fairmont General Hospital), 6.625s, 2019                 2,000         2,084,340
 West Virginia Hospital Finance Authority (General
  Division Medical Building), 7.25s, 2014                   2,000         2,233,520
                                                                        ------------
                                                                        $11,359,406
------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 15.8%
 Braxton County, WV, Solid Waste Disposal
  (Weyerhaeuser), 6.5s, 2025                               $2,000       $ 2,148,460
 Jackson County, WV, Pollution Control Rev. (Kaiser
  Aluminum & Chemical Corp.), 6.5s, 2008                    3,330         3,339,024
 Kanawha County, WV, Commercial Development
  Rev. (Kroger Co.), 8s, 2011                               1,000         1,126,150
 Kanawha County, WV, Commercial Development
  Rev. (May Department Stores Co.), 6.5s, 2003              3,000         3,302,370
 Kanawha County, WV, Pollution Control Rev.
  (Union Carbide Corp.), 8s, 2020                           2,000         2,182,640
 Monongalia County, WV, Commercial Development
  Rev. (Kroger Co.), 7.7s, 2012                             2,000         2,252,900
 Ohio County, WV, Industrial Development Rev.
  (Kroger Co.), 8.125s, 2011                                2,000         2,264,300
 Putnam County, WV, Industrial Development Rev.
  (Rite Aid Corp.), 10.375s, 2002                             590           592,856
 South Charleston, WV, Pollution Control Rev.
  (Union Carbide Corp.), 7.625s, 2005                       2,500         2,910,375
 Wierton, WV, Pollution Control Rev. (Weirton
  Steel), 8.625s, 2014                                      2,550         2,708,916
                                                                        ------------
                                                                        $22,827,991
------------------------------------------------------------------------------------
Insured Health Care Revenue - 7.7%
 Monongalia County, WV, Building Commission,
  Health Rev. (Monongalia General Hospital),
  MBIA, 6.625s, 2011                                       $1,000       $ 1,078,340
 West Virginia Hospital Finance Authority (Cabell
  Huntington Hospital), AMBAC, 6.25s, 2019                  5,000         5,373,250
 West Virginia Hospital Finance Authority
  (West Virginia University Medical Corp.),
  MBIA, 7.875s, 2007                                        1,500         1,543,860
 West Virginia Hospital Finance Authority
  (West Virginia University Hospital Corp.),
  MBIA, 5s, 2016                                            2,225         2,120,714
 West Virginia Hospital Finance Authority
  (West Virginia University Medical Corp.),
  MBIA, 7.875s, 2018                                        1,000         1,029,240
                                                                        ------------
                                                                        $11,145,404
------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 1.0%
 Huntington, WV, Housing Corp., Multi-Family
  Rev., FNMA, 7.5s, 2024                                   $  800       $   856,184
 Webster County, WV, Housing Development Rev.
  (Circlebrook), FHA, 6.35s, 2008                             545           573,634
                                                                        ------------
                                                                        $ 1,429,818
------------------------------------------------------------------------------------

18 - MWV

                                                             Principal Amount
Issuer                                                          (000 Omitted)            Value
-----------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 1.4%
 Puerto Rico Highway & Transportation Authority
  Rev., 5.5s, 2013                                                   $2,000       $  2,092,040
-----------------------------------------------------------------------------------------------
Single Family Housing Revenue - 5.3%
 Berkeley County, WV, Residential Mortgage Rev.,
  7.875s, 2012                                                       $  230       $    240,845
 Charles Town, WV, Residential Mortgage Rev.,
  6.2s, 2011                                                            715            744,179
 Mason County, WV, 0s, 2014                                           1,700            489,515
 West Virginia Housing Development Fund,
  7.85s, 2014                                                           840            873,465
 West Virginia Housing Development Fund,
  7.95s, 2017                                                           430            445,906
 West Virginia Housing Development Fund,
  7.2s, 2018                                                          2,560          2,735,130
 West Virginia Housing Development Fund,
  7.2s, 2020                                                          2,000          2,136,820
                                                                                  -------------
                                                                                  $  7,665,860
-----------------------------------------------------------------------------------------------
Turnpike Revenue - 3.3%
 West Virginia Parkways, Economic Development &
  Tourism Authority, FGIC, 0s, 2006                                  $1,885       $  1,252,337
 West Virginia Parkways, Economic Development &
  Tourism Authority, FGIC, RIBS, 7.423s, 2019[dbldag][dbldag]         3,300          3,465,033
                                                                                  -------------
                                                                                  $  4,717,370
-----------------------------------------------------------------------------------------------
Universities - 0.7%
 West Virginia University Rev. (West Virginia
  University Dormitory Project), MBIA, 6.75s, 2017                   $1,000       $  1,083,970
-----------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 8.2%
 Beckley, WV, Industrial Development Rev. (Beckley
  Water Co.), 7s, 2017                                               $2,000       $  2,179,460
 Charleston, WV, Sewer Rev., MBIA, 6.5s, 2017                         2,260          2,470,677
 West Virginia Water Development Authority,
  7.625s, 2009                                                          500            558,195

Municipal Bonds - continued
-----------------------------------------------------------------------------------------------

                                                             Principal Amount
Issuer                                                          (000 Omitted)            Value
-----------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - continued
 West Virginia Water Development Authority,
  CGIC, 7.5s, 2009                                                   $1,100       $  1,189,793
 West Virginia Water Development Authority, FSA,
  5s, 2018                                                            1,270          1,211,021
 West Virginia Water Development Authority, FSA,
  5.625s, 2033                                                        2,300          2,327,899
 West Virginia Water Development Authority, FSA,
  5.25s, 2035                                                         2,000          1,949,140
                                                                                  -------------
                                                                                  $ 11,886,185
-----------------------------------------------------------------------------------------------
Other - 1.2%
 West Virginia Building Commission, Lottery Rev.,
  MBIA, 5.25s, 2010                                                  $1,750       $  1,789,305
-----------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $125,599,445)                             $137,597,437
-----------------------------------------------------------------------------------------------
Floating Rate Demand Notes - 1.3%
-----------------------------------------------------------------------------------------------
 Harris County, TX, Hospital Rev. (Methodist
  Hospital), due 12/01/25                                            $  300       $    300,000
 Uinta County, WY, Pollution Control Rev.
  (Chevron), due 8/15/20                                                500            500,000
 Uinta County, WY, Pollution Control Rev.
  (Chevron), due 12/01/22                                             1,100          1,100,000
-----------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                              $  1,900,000
-----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $127,499,445)                                 $139,497,437
Other Assets, Less Liabilities - 3.7%                                                5,348,313
-----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                               $144,845,750
-----------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements

Portfolio footnotes:

[dbldag][dbldag]Inverse floating rate security.

                                                                        19 - MWV

Financial Statements

Statements of Assets and Liabilities (Unaudited)

--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
                                                            Mississippi         New York  North Carolina   Pennsylvania
September 30, 1997                                                 Fund             Fund            Fund           Fund
--------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                           $70,715,713     $133,614,472    $392,630,824    $37,036,003
  Unrealized appreciation                                     5,250,452       13,100,819      33,750,381      1,900,747
                                                            ------------    ------------    ------------    ------------
    Total investments, at value                             $75,966,165     $146,715,291    $426,381,205    $38,936,750
 Cash                                                            67,673           22,760          98,694         28,440
 Receivable for Fund shares sold                                 72,743           48,266         460,131         57,699
 Receivable for investments sold                                     --          105,000       7,424,007        932,826
 Interest receivable                                          1,334,002        2,182,089       7,103,016        614,844
 Deferred organization expenses                                      --               --              --            597
 Other assets                                                       705            1,357           3,878            377
                                                            ------------    ------------    ------------    ------------
    Total assets                                            $77,441,288     $149,074,763    $441,470,931    $40,571,533
                                                            ------------    ------------    ------------    ------------
Liabilities:
 Distributions payable                                      $   174,930     $    241,055    $    719,087    $    71,042
 Payable for Fund shares reacquired                             591,720          513,939         726,642         96,620
 Payable for investments purchased                                   --        1,506,875      10,345,692      1,554,227
 Payable to affiliates -
  Management fee                                                  2,842            5,422          15,818          1,114
  Administrative fee                                                 95              180             527             17
  Shareholder servicing agent fee                                   821            1,566           4,570            143
  Distribution and service fee                                    1,604            4,646          14,958          3,609
 Accrued expenses and other liabilities                          42,843           58,535         116,746            181
                                                            ------------    ------------    ------------    ------------
    Total liabilities                                       $   814,855     $  2,332,218    $ 11,944,040    $ 1,726,953
                                                            ------------    ------------    ------------    ------------
Net assets                                                  $76,626,433     $146,742,545    $429,526,891    $38,844,580
                                                            ------------    ------------    ------------    ------------
Net assets consist of:
 Paid-in capital                                            $75,100,811     $136,961,537    $404,096,513    $38,733,861
 Unrealized appreciation on investments                       5,250,452       13,100,819      33,750,381      1,900,747
 Accumulated net realized loss on
  investments                                                (3,783,193)      (3,184,576)     (7,641,032)    (1,807,382)
 Accumulated undistributed (distributions
  in excess of) net investment income                            58,363         (135,235)       (678,971)        17,354
                                                            ------------    ------------    ------------    ------------
    Total                                                   $76,626,433     $146,742,545    $429,526,891    $38,844,580
                                                            ------------    ------------    ------------    ------------
Shares of beneficial interest outstanding:
 Class A                                                      6,756,638       10,815,063      31,594,564      1,792,886
 Class B                                                      1,108,790        2,399,154       3,574,593      2,221,495
 Class C                                                             --               --         587,070             --
                                                            ------------    ------------    ------------    ------------
    Total shares of beneficial interest
     outstanding                                              7,865,428       13,214,217      35,756,227      4,014,381
                                                            ------------    ------------    ------------    ------------
Net assets:
 Class A                                                    $65,815,313     $120,106,504    $379,556,647    $17,327,256
 Class B                                                     10,811,120       26,636,041      42,921,865     21,517,324
 Class C                                                             --               --       7,048,379             --
                                                            ------------    ------------    ------------    ------------
    Total net assets                                        $76,626,433     $146,742,545    $429,526,891    $38,844,580
                                                            ------------    ------------    ------------    ------------
Class A shares:
 Net asset value per share (net assets [divided by] shares
  of beneficial interest outstanding)                       $      9.74     $      11.11    $      12.01    $      9.66
                                                            ------------    ------------    ------------    ------------
 Offering price per share (100 / 95.25 of net
  asset value per share)                                    $     10.23     $      11.66    $      12.61    $     10.14
                                                            ------------    ------------    ------------    ------------
Class B shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest
  outstanding)                                              $      9.75     $      11.10    $      12.01    $      9.69
                                                            ------------    ------------    ------------    ------------
Class C shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest
  outstanding)                                              $        --     $         --    $      12.01    $        --
                                                            ------------    ------------    ------------    ------------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                                             South Carolina        Tennessee        Virginia   West Virginia
September 30, 1997                                                     Fund             Fund            Fund            Fund
-------------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                              $159,200,637     $116,673,881    $376,336,284    $127,499,445
  Unrealized appreciation                                        13,293,672        9,115,980      29,782,489      11,997,992
                                                               ------------     ------------    ------------     ------------
    Total investments, at value                                $172,494,309     $125,789,861    $406,118,773    $139,497,437
 Cash                                                                51,896           21,313          72,772          85,282
 Receivable for Fund shares sold                                    140,497          259,362         363,318          60,525
 Receivable for investments sold                                    555,000        1,944,105       1,013,416       3,023,384
 Interest receivable                                              2,463,958        1,715,709       6,058,760       2,603,283
 Other assets                                                         1,558            1,102           3,778           1,289
                                                               ------------     ------------    ------------     ------------
    Total assets                                               $175,707,218     $129,731,452    $413,630,817    $145,271,200
                                                               ------------     ------------    ------------     ------------
Liabilities:
 Distributions payable                                         $    321,317     $    256,584    $    859,361    $    273,330
 Payable for Fund shares reacquired                                  75,507           20,135         344,974          69,179
 Payable for investments purchased                                       --        3,672,115              --              --
 Payable to affiliates -
  Management fee                                                      6,459            4,623          15,178           5,341
  Administrative fee                                                    215              157             506             178
  Shareholder servicing agent fee                                     1,866            1,336           4,368           1,543
  Distribution and service fee                                        6,391            4,464          13,656           4,939
 Accrued expenses and other liabilities                              80,537           64,242         110,610          70,940
                                                               ------------     ------------    ------------     ------------
    Total liabilities                                          $    492,292     $  4,023,656    $  1,348,653    $    425,450
                                                               ------------     ------------    ------------     ------------
Net assets                                                     $175,214,926     $125,707,796    $412,282,164    $144,845,750
                                                               ------------     ------------    ------------     ------------
Net assets consist of:
 Paid-in capital                                               $164,255,156     $116,857,877    $393,676,065    $137,007,226
 Unrealized appreciation on investments                          13,293,672        9,115,980      29,782,489      11,997,992
 Accumulated net realized loss on
  investments                                                    (2,099,207)        (220,373)     (9,828,018)     (3,613,350)
 Accumulated distributions in excess of net
  investment income                                                (234,695)         (45,688)     (1,348,372)       (546,118)
                                                               ------------     ------------    ------------     ------------
    Total                                                      $175,214,926     $125,707,796    $412,282,164    $144,845,750
                                                               ------------     ------------    ------------     ------------
Shares of beneficial interest outstanding:
 Class A                                                         12,119,824       10,152,825      32,811,670      11,152,750
 Class B                                                          2,083,024        1,531,834       2,749,422       1,263,405
 Class C                                                                 --               --         281,416              --
                                                               ------------     ------------    ------------     ------------
    Total shares of beneficial interest
     outstanding                                                 14,202,848       11,684,659      35,842,508      12,416,155
                                                               ------------     ------------    ------------     ------------
Net assets:
 Class A                                                       $149,521,330     $109,236,307    $377,429,876    $130,111,463
 Class B                                                         25,693,596       16,471,489      31,615,957      14,734,287
 Class C                                                                 --               --       3,236,331              --
                                                               ------------     ------------    ------------     ------------
    Total net assets                                           $175,214,926     $125,707,796    $412,282,164    $144,845,750
                                                               ------------     ------------    ------------     ------------
Class A shares:
Net asset value per share (net assets [divided by] shares of
 beneficial interest outstanding)                              $      12.34     $      10.76    $      11.50    $      11.67
                                                               ------------     ------------    ------------     ------------
 Offering price per share (100 / 95.25 of net
  asset value per share)                                       $      12.96     $      11.30    $      12.07    $      12.25
                                                               ------------     ------------    ------------     ------------
Class B shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest
  outstanding)                                                 $      12.33     $      10.75    $      11.50    $      11.66
                                                               ------------     ------------    ------------     ------------
Class C shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest
  outstanding)                                                 $         --     $         --    $      11.50    $         --
                                                               ------------     ------------    ------------     ------------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statements of Operations (Unaudited)

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                               Mississippi        New York     North Carolina     Pennsylvania
Six Months Ended September 30, 1997                   Fund            Fund               Fund             Fund
----------------------------------------------------------------------------------------------------------------
Net investment income:
 Interest income                               $ 2,281,873     $ 4,697,046       $ 12,966,176      $ 1,127,027
                                               -----------     ------------      ------------      -----------
 Expenses -
  Management fee                               $   212,099     $   405,413       $  1,179,332      $  111,293
  Trustees' compensation                             8,601           9,646              8,408           8,833
  Shareholder servicing agent fee                   50,282          96,109            278,483          26,312
  Distribution and service fee (Class A)                --         151,991            665,687              --
  Distribution and service fee (Class B)            42,450         131,337            205,219          89,869
  Distribution and service fee (Class C)                --              --             34,993              --
  Administrative fee                                 5,802          11,090             32,132           3,036
  Custodian fee                                     15,867          30,070             83,693           8,438
  Printing                                           4,102           7,974             20,386           3,421
  Postage                                            2,158           4,618             13,575           2,249
  Auditing fees                                     13,776          14,275             13,926          13,275
  Legal fees                                         2,472           1,404              2,704           1,763
  Amortization of organization expenses              1,218              --                 --             881
  Miscellaneous                                     31,275          53,755             68,505          21,480
                                               -----------     ------------      ------------      -----------
    Total expenses                             $   390,102     $   917,682       $  2,607,043      $  290,850
  Fees paid indirectly                              (3,884)        (11,162)           (23,988)         (5,717)
  Preliminary reduction of expenses by
   investment adviser                              (12,427)        (23,791)          (215,353)       (134,616)
                                               -----------     ------------      ------------      -----------
    Net expenses                               $   373,791     $   882,729       $  2,367,702      $  150,517
                                               -----------     ------------      ------------      -----------
     Net investment income                     $ 1,908,082     $ 3,814,317       $ 10,598,474      $  976,510
                                               -----------     ------------      ------------      -----------
Realized and unrealized gain on investments:
 Realized gain (identified cost basis) on
  investment transactions                      $   558,895     $    95,727       $  2,357,873      $  195,740
 Change in unrealized appreciation on
  investments                                    2,587,464       6,637,281         14,213,280       1,506,335
                                               -----------     ------------      ------------      -----------
     Net realized and unrealized gain
      on investments                           $ 3,146,359     $ 6,733,008       $ 16,571,153      $ 1,702,075
                                               -----------     ------------      ------------      -----------
      Increase in net assets from
       operations                              $ 5,054,441     $ 10,547,325      $ 27,169,627      $ 2,678,585
                                               -----------     ------------      ------------      -----------

See notes to financial statements

----------------------------------------------------------------------------------------------------------------
                                            South Carolina        Tennessee          Virginia    West Virginia
Six Months Ended September 30, 1997                   Fund             Fund              Fund             Fund
----------------------------------------------------------------------------------------------------------------
Net investment income:
 Interest income                              $  5,288,571       $3,837,318      $ 12,605,468      $ 4,351,146
                                              ------------       ----------      ------------      -----------
 Expenses -
  Management fee                              $    478,887       $  343,699      $  1,136,627      $   389,676
  Trustees' compensation                             9,477            9,326             9,347            9,482
  Shareholder servicing agent fee                  113,088           81,164           268,385           92,386
  Distribution and service fee (Class A)           262,728          191,351           662,368          223,826
  Distribution and service fee (Class B)           119,259           77,620           155,292           71,157
  Distribution and service fee (Class C)                --               --            16,733               --
  Administrative fee                                13,049            9,363            30,968           10,660
  Custodian fee                                     35,907           26,549            78,706           29,233
  Printing                                           7,761            5,236            19,488            7,009
  Postage                                            5,361            3,394            12,924            4,322
  Auditing fees                                     14,276           16,275            14,276           14,276
  Legal fees                                         2,771            2,523             3,158            2,432
  Miscellaneous                                     45,540           32,063            69,640           36,504
                                              ------------       ----------      ------------      -----------
   Total expenses                             $  1,108,104       $  798,563      $  2,477,912      $   890,963
  Fees paid indirectly                              (7,877)          (9,595)         (207,600)          (7,101)
  Preliminary reduction of expenses by
   investment adviser                              (87,426)         (62,748)          (38,112)         (23,225)
                                              ------------       ----------      ------------      -----------
    Net expenses                              $  1,012,801       $  726,220      $  2,232,200      $   860,637
                                              ------------       ----------      ------------      -----------
     Net investment income                    $  4,275,770       $3,111,098      $ 10,373,268      $ 3,490,509
                                              ------------       ----------      ------------      -----------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) -
  Investment transactions                     $  1,211,462       $  874,113      $  3,005,919      $   (13,947)
  Futures contracts                                  9,143               --                --               --
                                              ------------       ----------      ------------      -----------
    Net realized gain (loss) on
     investments                              $  1,220,605       $  874,113      $  3,005,919      $   (13,947)
                                              ------------       ----------      ------------      -----------
 Change in unrealized appreciation -
  Investments                                 $  5,296,847       $4,414,401      $ 13,212,979      $ 4,524,053
  Futures contracts                                 40,726               --                --               --
                                              ------------       ----------      ------------      -----------
    Net unrealized gain on
     investments                              $  5,337,573       $4,414,401      $ 13,212,979      $ 4,524,053
                                              ------------       ----------      ------------      -----------
     Net realized and unrealized gain
      on investments                          $  6,558,178       $5,288,514      $ 16,218,898      $ 4,510,106
                                              ------------       ----------      ------------      -----------
      Increase in net assets from
       operations                             $ 10,833,948       $8,399,612      $ 26,592,166      $ 8,000,615
                                              ------------       ----------      ------------      -----------

See notes to financial statements

Statements of Changes in Net Assets (Unaudited)

------------------------------------------------------------------------------
                                                                Mississippi
Six Months Ended September 30, 1997                                    Fund
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                        $   1,908,082
 Net realized gain on investments                                   558,895
 Net unrealized gain on investments                               2,587,464
                                                              -------------
   Increase in net assets from operations                     $   5,054,441
                                                              -------------
Distributions declared to shareholders -
 From net investment income (Class A)                         $  (1,656,745)
 From net investment income (Class B)                              (229,189)
 From net investment income (Class C)                                    --
                                                              -------------
   Total distributions declared to shareholders               $  (1,885,934)
                                                              -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                             $   1,910,493
 Net asset value of shares issued to shareholders in
  reinvestment of distributions                                     807,904
 Cost of shares reacquired                                       (6,903,797)
                                                              -------------
   Decrease in net assets from Fund share
    transactions                                              $  (4,185,400)
                                                              -------------
    Total increase (decrease) in net assets                   $  (1,016,893)
Net assets:
 At beginning of period                                          77,643,326
                                                              -------------
 At end of period                                             $  76,626,433
                                                              -------------
Accumulated undistributed (distributions in excess of) net
 investment income included in net assets at end of period    $      58,363
                                                              -------------



-----------------------------------------------------------------------------------------------------------------
                                                                   New York   North Carolina      Pennsylvania
Six Months Ended September 30, 1997                                    Fund             Fund              Fund
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                        $   3,814,317    $  10,598,474     $     976,510
 Net realized gain on investments                                    95,727        2,357,873           195,740
 Net unrealized gain on investments                               6,637,281       14,213,280         1,506,335
                                                              -------------    --------------    -------------
   Increase in net assets from operations                     $  10,547,325    $  27,169,627     $   2,678,585
                                                              -------------    --------------    -------------
Distributions declared to shareholders -
 From net investment income (Class A)                         $  (3,050,685)   $  (9,517,696)    $    (459,941)
 From net investment income (Class B)                              (560,777)        (892,418)         (515,417)
 From net investment income (Class C)                                    --         (152,610)               --
                                                              -------------    --------------    -------------
   Total distributions declared to shareholders               $  (3,611,462)   $ (10,562,724)    $    (975,358)
                                                              -------------    --------------    -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                             $  15,617,781    $  16,082,572     $   2,868,646
 Net asset value of shares issued to shareholders in
  reinvestment of distributions                                   2,068,846        6,127,451           524,573
 Cost of shares reacquired                                      (26,191,727)     (33,225,375)       (8,083,256)
                                                              -------------    --------------    -------------
   Decrease in net assets from Fund share
    transactions                                              $  (8,505,100)   $ (11,015,352)    $  (4,690,037)
                                                              -------------    --------------    -------------
    Total increase (decrease) in net assets                   $  (1,569,237)   $   5,591,551     $  (2,986,810)
Net assets:
 At beginning of period                                         148,311,782      423,935,340        41,831,390
                                                              -------------    --------------    -------------
 At end of period                                             $ 146,742,545    $ 429,526,891     $  38,844,580
                                                              -------------    --------------    -------------
Accumulated undistributed (distributions in excess of) net
 investment income included in net assets at end of period    $    (135,235)   $    (678,971)    $      17,354
                                                              -------------    --------------    -------------


-----------------------------------------------------------------------------------------------------------------------------
                                                       South Carolina         Tennessee         Virginia     West Virginia
Six Months Ended September 30, 1997                              Fund              Fund             Fund              Fund
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                  $   4,275,770     $   3,111,098    $  10,373,268     $   3,490,509
 Net realized gain (loss) on investments                    1,220,605           874,113        3,005,919           (13,947)
 Net unrealized gain on investments                         5,337,573         4,414,401       13,212,979         4,524,053
                                                        -------------     -------------    --------------    -------------
   Increase in net assets from operations               $  10,833,948     $   8,399,612    $  26,592,166     $   8,000,615
                                                        -------------     -------------    --------------    -------------
Distributions declared to shareholders -
 From net investment income (Class A)                   $  (3,757,161)    $  (2,768,406)   $  (9,611,235)    $  (3,181,418)
 From net investment income (Class B)                        (518,609)         (342,692)        (687,883)         (309,091)
 From net investment income (Class C)                              --                --          (74,150)               --
 In excess of net investment income (Class A)                 (20,620)          (26,197)         (84,460)         (106,127)
 In excess of net investment income (Class B)                  (2,846)           (3,243)          (6,045)          (10,311)
 In excess of net investment income (Class C)                      --                --             (652)               --
                                                        -------------     -------------    --------------    -------------
   Total distributions declared to shareholders         $  (4,299,236)    $  (3,140,538)   $ (10,464,425)    $  (3,606,947)
                                                        -------------     -------------    --------------    -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                       $   9,208,794     $   7,347,689    $  19,993,232     $   5,458,180
 Net asset value of shares issued to shareholders in
  reinvestment of distributions                             2,319,119         1,559,664        5,074,062         1,940,427
 Cost of shares reacquired                                (13,627,084)      (10,894,448)     (41,847,203)       (6,640,232)
                                                        -------------     -------------    --------------    -------------
   Increase (decrease) in net assets from Fund
    share transactions                                  $  (2,099,171)    $  (1,987,095)   $ (16,779,909)    $     758,375
                                                        -------------     -------------    --------------    -------------
    Total increase (decrease) in net assets             $   4,435,541     $   3,271,979    $    (652,168)    $   5,152,043
Net assets:
 At beginning of period                                   170,779,385       122,435,817      412,934,332       139,693,707
                                                        -------------     -------------    --------------    -------------
 At end of period                                       $ 175,214,926     $ 125,707,796    $ 412,282,164     $ 144,845,750
                                                        -------------     -------------    --------------    -------------
Accumulated distributions in excess of net investment
 income included in net assets at end of period         $    (234,695)    $     (45,688)   $  (1,348,372)    $    (546,118)
                                                        -------------     -------------    --------------    -------------

See notes to financial statements

------------------------------------------------------------------------------
                                                                Mississippi
Year Ended March 31, 1997                                              Fund
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                        $   4,156,402
 Net realized gain (loss) on investments                           (149,786)
 Net unrealized gain (loss) on investments                          202,478
                                                              -------------
   Increase in net assets from operations                     $   4,209,094
                                                              -------------
Distributions declared to shareholders -
 From net investment income (Class A)                         $  (3,636,582)
 From net investment income (Class B)                              (488,656)
 From net investment income (Class C)                                    --
 In excess of net investment income (Class A)                            --
 In excess of net investment income (Class B)                            --
 In excess of net investment income (Class C)                            --
                                                              -------------
   Total distributions declared to shareholders               $  (4,125,238)
                                                              -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                             $   5,147,902
 Net asset value of shares issued to shareholders in
  reinvestment of distributions                                   1,796,462
 Cost of shares reacquired                                      (15,295,259)
                                                              -------------
   Increase (decrease) in net assets from Fund
    share transactions                                        $  (8,350,895)
                                                              -------------
    Total decrease in net assets                              $  (8,267,039)
Net assets:
 At beginning of period                                          85,910,365
                                                              -------------
 At end of period                                             $  77,643,326
                                                              -------------
Accumulated undistributed (distributions in excess of) net
 investment income included in net assets at end of period    $      36,215
                                                              -------------



----------------------------------------------------------------------------------------------------------------
                                                                  New York   North Carolina      Pennsylvania
Year Ended March 31, 1997                                             Fund             Fund              Fund
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                       $   7,847,568    $  21,946,294     $   2,229,024
 Net realized gain (loss) on investments                          (484,632)       1,019,630          (571,590)
 Net unrealized gain (loss) on investments                        (536,394)      (1,195,086)          150,921
                                                             --------------   --------------    -------------
   Increase in net assets from operations                    $   6,826,542    $  21,770,838     $   1,808,355
                                                             --------------   --------------    -------------
Distributions declared to shareholders -
 From net investment income (Class A)                        $  (6,608,917)   $ (19,960,583)    $  (1,021,497)
 From net investment income (Class B)                           (1,193,195)      (1,572,775)       (1,235,549)
 From net investment income (Class C)                                   --         (412,936)               --
 In excess of net investment income (Class A)                           --          (57,101)           (5,499)
 In excess of net investment income (Class B)                           --           (4,500)           (6,652)
 In excess of net investment income (Class C)                           --           (1,180)               --
                                                             --------------   --------------    -------------
   Total distributions declared to shareholders              $  (7,802,112)   $ (22,009,075)    $  (2,269,197)
                                                             --------------   --------------    -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                            $  18,795,107    $ 150,297,565     $   6,941,408
 Net asset value of shares issued to shareholders in
  reinvestment of distributions                                  4,479,249       12,769,917         1,339,280
 Cost of shares reacquired                                     (36,503,476)    (191,439,457)       (8,188,392)
                                                             --------------   --------------    -------------
   Increase (decrease) in net assets from Fund
    share transactions                                       $ (13,229,120)   $ (28,371,975)    $      92,296
                                                             --------------   --------------    -------------
    Total decrease in net assets                             $ (14,204,690)   $ (28,610,212)    $    (368,546)
Net assets:
 At beginning of period                                        162,516,472      452,545,552        42,199,936
                                                             --------------   --------------    -------------
 At end of period                                            $ 148,311,782    $ 423,935,340     $  41,831,390
                                                             --------------   --------------    -------------
Accumulated undistributed (distributions in excess of) net
 investment income included in net assets at end of period   $    (338,090)   $    (714,721)    $      16,202
                                                             --------------   --------------    -------------


------------------------------------------------------------------------------------------------
                                                             South Carolina         Tennessee
Year Ended March 31, 1997                                              Fund              Fund
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                        $   9,088,770     $   6,429,943
 Net realized loss on investments                                  (504,527)          (23,124)
 Net unrealized gain (loss) on investments                         (827,860)       (1,079,488)
                                                              --------------    -------------
   Increase in net assets from operations                     $   7,756,383     $   5,327,331
                                                              --------------    -------------
Distributions declared to shareholders -
 From net investment income (Class A)                         $  (8,123,664)    $  (5,716,145)
 From net investment income (Class B)                              (895,171)         (609,095)
 From net investment income (Class C)                                    --                --
                                                              --------------    -------------
   Total distributions declared to shareholders               $  (9,018,835)    $  (6,325,240)
                                                              --------------    -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                             $  14,266,849     $  12,503,086
 Net asset value of shares issued to shareholders in
  reinvestment of distributions                                   4,940,927         3,089,989
 Cost of shares reacquired                                      (32,386,589)      (14,905,124)
                                                              --------------    -------------
   Net increase (decrease) in net assets from
    Fund share transactions                                   $ (13,178,813)    $     687,951
                                                              --------------    -------------
    Total decrease in net assets                              $ (14,441,265)    $    (309,958)
Net assets:
 At beginning of period                                         185,220,650       122,745,775
                                                              --------------    -------------
 At end of period                                             $ 170,779,385     $ 122,435,817
                                                              --------------    -------------
Accumulated distributions in excess of net investment income
 included in net assets at end of period                      $    (211,229)    $     (16,248)
                                                              --------------    -------------



--------------------------------------------------------------------------------------------------
                                                                     Virginia     West Virginia
Year Ended March 31, 1997                                                Fund              Fund
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                         $   22,582,005     $   7,584,842
 Net realized loss on investments                                  (2,270,255)         (738,568)
 Net unrealized gain (loss) on investments                         (3,402,113)          451,727
                                                               --------------     -------------
   Increase in net assets from operations                      $   16,909,637     $   7,298,001
                                                               --------------     -------------
Distributions declared to shareholders -
 From net investment income (Class A)                          $  (21,012,643)    $  (6,960,660)
 From net investment income (Class B)                              (1,346,865)         (608,405)
 From net investment income (Class C)                                (161,724)               --
                                                               --------------     -------------
   Total distributions declared to shareholders                $  (22,521,232)    $  (7,569,065)
                                                               --------------     -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                              $  158,319,115     $   8,573,897
 Net asset value of shares issued to shareholders in
  reinvestment of distributions                                    10,962,194         4,100,851
 Cost of shares reacquired                                       (200,929,656)      (19,870,458)
                                                               --------------     -------------
   Net increase (decrease) in net assets from
    Fund share transactions                                    $  (31,648,347)    $  (7,195,710)
                                                               --------------     -------------
    Total decrease in net assets                               $  (37,259,942)    $  (7,466,774)
Net assets:
 At beginning of period                                           450,194,274       147,160,481
                                                               --------------     -------------
 At end of period                                              $  412,934,332     $ 139,693,707
                                                               --------------     -------------
Accumulated distributions in excess of net investment income
 included in net assets at end of period                       $   (1,257,215)    $    (429,680)
                                                               --------------     -------------

See notes to financial statements

Financial Highlights

------------------------------------------------------------------------------------------------------------------------
                                                             Mississippi Fund
------------------------------------------------------------------------------------------------------------------------
                                                                   Six Months              Year Ended March 31,
                                                                        Ended     --------------------------------------
                                                                September 30,
                                                                         1997           1997          1996        1995
------------------------------------------------------------------------------------------------------------------------
                                                                  (Unaudited)
------------------------------------------------------------------------------------------------------------------------
                                                                      Class A
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $    9.35        $  9.35     $    9.15   $    9.19
                                                                    ----------       -------     ---------   ---------
Income from investment operations# -
 Net investment income[sec]                                         $    0.24        $  0.48     $    0.52   $    0.54
 Net realized and unrealized gain (loss) on
  investments                                                            0.39           0.00          0.20       (0.01)
                                                                    ----------       -------     ---------   ---------
  Total from investment operations                                  $    0.63        $  0.48     $    0.72   $    0.53
                                                                    ----------       -------     ---------   ---------
Less distributions declared to shareholders -
 From net investment income[dbldag][dbldag]                         $   (0.24)       $ (0.48)    $   (0.52)  $   (0.54)
 From net realized gain on investments[dbldag][dbldag][dbldag]             --             --            --       (0.00)
 In excess of net realized gain on investments                             --             --            --       (0.03)
                                                                    ----------       -------     ---------   ---------
  Total distributions declared to shareholders                      $   (0.24)       $ (0.48)    $   (0.52)  $   (0.57)
                                                                    ----------       -------     ---------   ---------
Net asset value - end of period                                     $    9.74        $  9.35     $    9.35   $    9.15
                                                                    ----------       -------     ---------   ---------
Total return[dbldag]                                                     6.78%++        5.22%         7.99%       6.08%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                              0.87%+         0.87%         0.45%       0.22%
 Net investment income                                                   5.03%+         5.14%         5.51%       5.99%
Portfolio turnover                                                          7%            17%           31%         47%
Net assets at end of period (000 omitted)                           $  65,815        $66,630     $  74,435   $  79,033
 *For the period from the commencement of the Fund's investment operations, August 6, 1992, through January 31, 1993.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [dbldag][dbldag]For the years ended March 31, 1996, and 1995, the per share distributions in excess of net investment income were
$0.0013 and $0.0035, respectively.
 [dbldag][dbldag][dbldag]For the year ended March 31, 1995, the per share distribution from net realized gain on investments was
$0.0016.
 [sec]The Adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution and services fees, at not more than 0.40% of average daily net assets. Effective August 1, 1997, the investment adviser voluntarily waived a portion of its management fee. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                            $    0.24       $     --     $    0.48   $    0.48
   Ratios (to average net assets):
    Expenses##                                                           0.90%+           --          0.88%       0.93%
    Net investment income                                                5.00%+           --          5.08%       5.28%



-------------------------------------------------------------------------------------------------------------
                                                                    Two Months
                                                                         Ended     Year Ended  Period Ended
                                                                     March 31,    January 31,   January 31,
                                                                          1994           1994         1993*
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $     10.00        $  9.38     $    9.53
                                                                   -----------        -------     ----------
Income from investment operations# -
 Net investment income[sec]                                        $      0.09        $  0.55     $    0.24
 Net realized and unrealized gain (loss) on
  investments                                                            (0.81)          0.62         (0.15)
                                                                   -----------        -------     ----------
  Total from investment operations                                 $     (0.72)       $  1.17     $    0.09
                                                                   -----------        -------     ----------
Less distributions declared to shareholders -
 From net investment income[dbldag][dbldag]                        $     (0.09)       $ (0.55)    $   (0.24)
 From net realized gain on investments[dbldag][dbldag][dbldag]              --             --            --
 In excess of net realized gain on investments                              --             --            --
                                                                   -----------        -------     ----------
  Total distributions declared to shareholders                     $     (0.09)       $ (0.55)    $   (0.24)
                                                                   -----------        -------     ----------
Net asset value - end of period                                    $      9.19        $ 10.00     $    9.38
                                                                   -----------        -------     ----------
Total return[dbldag]                                                     (7.20)%++      12.80%         5.00%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                               0.10%+         0.03%         0.00%+
 Net investment income                                                    5.69%+         5.68%         5.59%+
Portfolio turnover                                                           2%            28%           14%
Net assets at end of period (000 omitted)                          $    79,541        $84,177     $  41,212
 *For the period from the commencement of the Fund's investment operations, August 6, 1992, through January 31, 1993.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [dbldag][dbldag]For the years ended March 31, 1996, and 1995, the per share distributions in excess of net investment income were
$0.0013 and $0.0035, respectively.
 [dbldag][dbldag][dbldag]For the year ended March 31, 1995, the per share distribution from net realized gain on investments was
$0.0016.
 [sec]The Adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution and services fees, at not more than 0.40% of average daily net assets. Effective August 1, 1997, the investment adviser voluntarily waived a portion of its management fee. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                           $      0.08        $  0.45     $    0.19
   Ratios (to average net assets):
    Expenses##                                                            0.88%+         1.01%         1.17%+
    Net investment income                                                 4.91%+         4.69%         4.42%+

See notes to financial statements

------------------------------------------------------------------------------------------------------------------------
                                                             Mississippi Fund
------------------------------------------------------------------------------------------------------------------------
                                                                   Six Months              Year Ended March 31,
                                                                        Ended     --------------------------------------
                                                                September 30,
                                                                         1997           1997         1996         1995
------------------------------------------------------------------------------------------------------------------------
                                                                  (Unaudited)
------------------------------------------------------------------------------------------------------------------------
                                                                      Class B
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $    9.36       $   9.36    $    9.16    $    9.19
                                                                    ----------      --------    ----------   ---------
Income from investment operations# -
 Net investment income[sec]                                         $    0.20       $   0.40    $    0.44    $    0.45
 Net realized and unrealized gain (loss) on
  investments                                                            0.39             --         0.20           --
                                                                    ----------      --------    ----------   ---------
  Total from investment operations                                  $    0.59       $   0.40    $    0.64    $    0.45
                                                                    ----------      --------    ----------   ---------
Less distributions declared to shareholders -
 From net investment income[dbldag][dbldag]                         $   (0.20)      $  (0.40)   $   (0.44)   $   (0.45)
 From net realized gain on investments[dbldag][dbldag][dbldag]             --             --           --        (0.00)
 In excess of net realized gain on investments                             --             --           --        (0.03)
                                                                    ----------      --------    ----------   ---------
  Total distributions declared to shareholders                      $   (0.20)      $  (0.40)   $   (0.44)   $   (0.48)
                                                                    ----------      --------    ----------   ---------
Net asset value - end of period                                     $    9.75       $   9.36    $    9.36    $    9.16
                                                                    ----------      --------    ----------   ---------
Total return                                                             6.37%++        4.33%        7.11%        5.14%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                              1.65%+         1.72%        1.28%        1.23%
 Net investment income                                                   4.25%+         4.29%        4.67%        4.97%
Portfolio turnover                                                          7%            17%          31%          47%
Net assets at end of period (000 omitted)                           $  10,811       $ 11,014    $  11,475    $   9,429
**For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag][dbldag]For the years ended March 31, 1996, and 1995, and the two months ended March 31, 1994, the per share distributions in excess of net investment income were $0.0011, $0.0029, and $0.002, respectively.
 [dbldag][dbldag][dbldag]For the year ended March 31, 1995, the per share distribution from net realized gain on investments was
$0.0016.
 [sec]The Adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution and service fees, at not more than 0.40% of average daily net assets. Effective August 1, 1997, the investment adviser voluntarily waived a portion of its management fee. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                            $    0.20       $     --    $    0.40    $    0.38
   Ratios (to average net assets):
    Expenses##                                                           1.68%+           --         1.71%        2.01%
    Net investment income                                                4.22%+           --         4.24%        4.19%



-----------------------------------------------------------------------------------------------
                                                                    Two Months
                                                                         Ended   Period Ended
                                                                     March 31,    January 31,
                                                                          1994         1994**
-----------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $      9.99      $    9.94
                                                                   -----------      ----------
Income from investment operations# -
 Net investment income[sec]                                        $      0.07      $    0.18
 Net realized and unrealized gain (loss) on
  investments                                                            (0.79)          0.05
                                                                   -----------      ----------
  Total from investment operations                                 $     (0.72)     $    0.23
                                                                   -----------      ----------
Less distributions declared to shareholders -
 From net investment income[dbldag][dbldag]                        $     (0.08)     $   (0.18)
 From net realized gain on investments[dbldag][dbldag][dbldag]              --             --
 In excess of net realized gain on investments                              --             --
                                                                   -----------      ----------
  Total distributions declared to shareholders                     $     (0.08)     $   (0.18)
                                                                   -----------      ----------
Net asset value - end of period                                    $      9.19      $    9.99
                                                                   -----------      ----------
Total return                                                             (7.27)%++       2.33%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                               1.10%+         1.06%+
 Net investment income                                                    4.67%+         4.29%+
Portfolio turnover                                                          2%             28%
Net assets at end of period (000 omitted)                          $     6,526      $   6,268
**For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag][dbldag]For the years ended March 31, 1996, and 1995, and the two months ended March 31, 1994, the per share distributions in excess of net investment income were $0.0011, $0.0029, and $0.002, respectively.
 [dbldag][dbldag][dbldag]For the year ended March 31, 1995, the per share distribution from net realized gain on investments was
$0.0016.
 [sec]The Adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution and service fees, at not more than 0.40% of average daily net assets. Effective August 1, 1997, the investment adviser voluntarily waived a portion of its management fee. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                           $      0.06      $    0.14
   Ratios (to average net assets):
    Expenses##                                                            1.95%+         2.12%+
    Net investment income                                                 3.82%+         3.23%+

See notes to financial statements

-----------------------------------------------------------------------------------------------------------------------
                                                               New York Fund
-----------------------------------------------------------------------------------------------------------------------
                                                                  Six Months              Year Ended March 31,
                                                                       Ended      -------------------------------------
                                                               September 30,
                                                                        1997           1997        1996         1995
-----------------------------------------------------------------------------------------------------------------------
                                                                 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------
                                                                     Class A
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  10.60       $  10.66    $  10.49     $  10.50
                                                                    ---------      --------    --------     --------
Income from investment operations# -
 Net investment income[sec]                                         $   0.29       $   0.55    $   0.55     $   0.56
 Net realized and unrealized gain (loss) on
  investments                                                           0.49          (0.06)       0.17         0.05
                                                                    ---------      --------    --------     --------
  Total from investment operations                                  $   0.78       $   0.49    $   0.72     $   0.61
                                                                    ---------      --------    --------     --------
Less distributions declared to shareholders -
 From net investment income                                         $  (0.27)      $  (0.55)   $  (0.55)    $  (0.56)
 In excess of net investment income[dbldag][dbldag]                       --             --       (0.00)       (0.01)
 In excess of net realized gain on investments                            --             --          --        (0.05)
                                                                    ---------      --------    --------     --------
  Total distributions declared to shareholders                      $  (0.27)      $  (0.55)   $  (0.55)    $  (0.62)
                                                                    ---------      --------    --------     --------
Net asset value - end of period                                     $  11.11       $  10.60    $  10.66     $  10.49
                                                                    ---------      --------    --------     --------
Total return[dbldag]                                                    7.46%++        4.68%       6.98%        6.03%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             1.09%+         1.11%       1.10%        1.07%
 Net investment income                                                  5.28%+         5.18%       5.09%        5.43%
Portfolio turnover                                                        26%            64%        102%         147%
Net assets at end of period (000 omitted)                           $120,107       $121,588    $134,449     $146,597
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [dbldag][dbldag]For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.0058.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                            $   0.29       $     --    $   0.54     $   0.55
   Ratios (to average net assets):
    Expenses##                                                          1.12%+           --        1.20%        1.18%
    Net investment income                                               5.25%+           --        4.99%        5.31%



---------------------------------------------------------------------------------
                                                                   Two Months
                                                                        Ended
                                                                    March 31,
                                                                         1994
---------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $     11.34
                                                                  -----------
Income from investment operations# -
 Net investment income[sec]                                       $      0.09
 Net realized and unrealized gain (loss) on
  investments                                                           (0.84)
                                                                  -----------
  Total from investment operations                                $     (0.75)
                                                                  -----------
Less distributions declared to shareholders -
 From net investment income                                       $     (0.06)
 In excess of net investment income[dbldag][dbldag]                     (0.03)
 In excess of net realized gain on investments                             --
                                                                  -----------
  Total distributions declared to shareholders                    $     (0.09)
                                                                  -----------
Net asset value - end of period                                   $     10.50
                                                                  -----------
Total return[dbldag]                                                    (6.58)%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                              1.03%+
 Net investment income                                                   5.09%+
Portfolio turnover                                                         15%
Net assets at end of period (000 omitted)                         $   162,621
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [dbldag][dbldag]For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.0058.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                          $      0.07
   Ratios (to average net assets):
    Expenses##                                                           1.23%+
    Net investment income                                                4.88%+

See notes to financial statements

-------------------------------------------------------------------------------
                                                                New York Fund
-------------------------------------------------------------------------------
Year Ended January 31,                                                   1994
-------------------------------------------------------------------------------
                                                                      Class A
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $   10.78
                                                                    ---------
Income from investment operations  -
 Net investment income[sec]                                         $    0.59
 Net realized and unrealized gain on investments                         0.74
                                                                    ---------
  Total from investment operations                                  $    1.33
                                                                    ---------
Less distributions declared to shareholders -
 From net investment income                                         $   (0.57)
 From net realized gain on investments                                  (0.17)
 In excess of net investment income                                     (0.03)
 From paid-in capital                                                      --
                                                                    ---------
  Total distributions declared to shareholders                      $   (0.77)
                                                                    ---------
Net asset value - end of period                                     $   11.34
                                                                    ---------
Total return[dbldag]                                                    12.69%
Ratios (to average net assets)/Supplemental data:
 Expenses                                                                0.93%
 Net investment income                                                   5.21%
Portfolio turnover                                                         51%
Net assets at end of period (000 omitted)                           $ 184,523
 *For the period from the commencement of the Fund's investment operations, June 6, 1988, through January 31, 1989.
 +Annualized.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                            $    0.56
   Ratios (to average net assets):
    Expenses                                                             1.23%
    Net investment income                                                4.91%



--------------------------------------------------------------------------------------------------------------------------------
Year Ended January 31,                                                  1993        1992        1991         1990       1989*
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  10.25   $    9.90   $    9.74     $   9.79   $    9.53
                                                                    --------   ---------   ---------     --------   ------------
Income from investment operations  -
 Net investment income[sec]                                         $   0.63   $    0.65   $    0.65     $   0.68   $    0.29
 Net realized and unrealized gain on investments                        0.58        0.44        0.16         0.01        0.21
                                                                    --------   ---------   ---------     --------   ------------
  Total from investment operations                                  $   1.21   $    1.09   $    0.81     $   0.69   $    0.50
                                                                    --------   ---------   ---------     --------   ------------
Less distributions declared to shareholders -
 From net investment income                                         $  (0.65)  $   (0.69)  $   (0.65)    $  (0.67)  $   (0.24)
 From net realized gain on investments                                 (0.03)      (0.05)         --        (0.06)         --
 In excess of net investment income                                       --          --          --           --          --
 From paid-in capital                                                     --          --          --        (0.01)         --
                                                                    --------   ---------   ---------     --------   ------------
  Total distributions declared to shareholders                      $  (0.68)  $   (0.74)  $   (0.65)    $  (0.74)  $   (0.24)
                                                                    --------   ---------   ---------     --------   ------------
Net asset value - end of period                                     $  10.78   $   10.25   $    9.90     $   9.74   $    9.79
                                                                    --------   ---------   ---------     --------   ------------
Total return[dbldag]                                                   12.23%      11.42%       8.74%        7.33%       8.16%+
Ratios (to average net assets)/Supplemental data:
 Expenses                                                               0.53%       0.65%       0.54%        0.40%       0.40%+
 Net investment income                                                  6.16%       6.44%       6.73%        6.88%       5.93%+
Portfolio turnover                                                        61%         80%        188%         236%         32%
Net assets at end of period (000 omitted)                           $135,749   $  79,524   $  37,385     $ 20,156   $   6,412
 *For the period from the commencement of the Fund's investment operations, June 6, 1988, through January 31, 1989.
 +Annualized.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                            $   0.57   $    0.60   $    0.61     $   0.59   $    0.26
   Ratios (to average net assets):
    Expenses                                                            1.13%       1.16%       0.95%        1.32%       1.09%+
    Net investment income                                               5.56%       5.93%       6.33%        5.96%       5.24%+

See notes to financial statements

---------------------------------------------------------------------------------------------------------------------------
                                                                New York Fund
---------------------------------------------------------------------------------------------------------------------------
                                                                   Six Months               Year Ended March 31,
                                                                        Ended     -----------------------------------------
                                                                September 30,
                                                                         1997           1997           1996          1995
---------------------------------------------------------------------------------------------------------------------------
                                                                  (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
                                                                      Class B
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $   10.59        $ 10.66      $   10.49     $   10.50
                                                                    ----------       -------      ---------     ---------
Income from investment operations# -
 Net investment income[sec]                                         $    0.25        $  0.47      $    0.47     $    0.47
 Net realized and unrealized gain (loss) on
  investments                                                            0.49          (0.07)          0.17          0.05
                                                                    ----------       -------      ---------     ---------
  Total from investment operations                                  $    0.74        $  0.40      $    0.64     $    0.52
                                                                    ----------       -------      ---------     ---------
Less distributions declared to shareholders -
 From net investment income                                         $   (0.23)       $ (0.47)     $   (0.47)    $   (0.47)
 From net realized gain on investments                                     --             --             --            --
 In excess of net investment income[dbldag][dbldag]                        --             --          (0.00)        (0.01)
 In excess of net realized gain on investments                             --             --             --         (0.05)
                                                                    ----------       -------      ---------     ---------
  Total distributions declared to shareholders                      $   (0.23)       $ (0.47)     $   (0.47)    $   (0.53)
                                                                    ----------       -------      ---------     ---------
Net asset value - end of period                                     $   11.10        $ 10.59      $   10.66     $   10.49
                                                                    ----------       -------      ---------     ---------
Total return                                                             7.06%++        3.77%          6.10%         5.17%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                              1.84%+         1.92%          1.92%         1.89%
 Net investment income                                                   4.53%+         4.37%          4.27%         4.58%
Portfolio turnover                                                         26%            64%           102%          147%
Net assets at end of period (000 omitted)                           $  26,636        $26,724      $  28,068     $  11,885
**For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag][dbldag]For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.0048.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                            $    0.25       $     --      $      --     $    0.47
   Ratios (to average net assets):
    Expenses##                                                           1.87%+           --             --          1.91%
    Net investment income                                                4.50%+           --             --          4.57%



---------------------------------------------------------------------------------------------
                                                                    Two Months
                                                                         Ended   Period Ended
                                                                     March 31,    January 31,
                                                                          1994         1994**
---------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $     11.34       $  11.46
                                                                   -----------       ----------
Income from investment operations# -
 Net investment income[sec]                                        $      0.07       $   0.18
 Net realized and unrealized gain (loss) on
  investments                                                            (0.83)          0.04
                                                                   -----------       ----------
  Total from investment operations                                 $     (0.76)      $   0.22
                                                                   -----------       ----------
Less distributions declared to shareholders -
 From net investment income                                        $     (0.07)      $  (0.18)
 From net realized gain on investments                                      --          (0.15)
 In excess of net investment income[dbldag][dbldag]                      (0.01)         (0.01)
 In excess of net realized gain on investments                              --             --
                                                                   -----------       ----------
  Total distributions declared to shareholders                     $     (0.08)      $  (0.34)
                                                                   -----------       ----------
Net asset value - end of period                                    $     10.50       $  11.34
                                                                   -----------       ----------
Total return                                                             (6.71)%++       5.20%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                               1.87%+         1.79%+
 Net investment income                                                    4.21%+         3.90%+
Portfolio turnover                                                          15%            51%
Net assets at end of period (000 omitted)                          $     6,265       $  4,828
**For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag][dbldag]For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.0048.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                           $      0.07       $   0.17
   Ratios (to average net assets):
    Expenses##                                                            1.97%+         2.00%+
    Net investment income                                                 4.11%+         3.69%+

See notes to financial statements

------------------------------------------------------------------------------------------------------------------------------
                                                           North Carolina Fund
------------------------------------------------------------------------------------------------------------------------------
                                                                    Six Months                Year Ended March 31,
                                                                         Ended    --------------------------------------------
                                                                 September 30,
                                                                          1997          1997          1996            1995
------------------------------------------------------------------------------------------------------------------------------
                                                                   (Unaudited)
------------------------------------------------------------------------------------------------------------------------------
                                                                       Class A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $  11.56      $  11.57      $  11.42        $  11.48
                                                                      ---------     --------      --------        --------
Income from investment operations# -
 Net investment income[sec]                                           $   0.30      $   0.59      $   0.59        $   0.61
 Net realized and unrealized gain (loss) on
  investments                                                             0.45         (0.01)         0.15            0.03
                                                                      ---------     --------      --------        --------
  Total from investment operations                                    $   0.75      $   0.58      $   0.74        $   0.64
                                                                      ---------     --------      --------        --------
Less distributions declared to shareholders -
 From net investment income                                           $  (0.30)     $  (0.59)     $  (0.59)       $  (0.60)
 From net realized gain on investments                                      --            --            --           (0.06)
 In excess of net investment income[dbldag][dbldag]                         --         (0.00)        (0.00)             --
 In excess of net realized gain on investments                              --            --            --           (0.04)
                                                                      ---------     --------      --------        --------
  Total distributions declared to shareholders                        $  (0.30)     $  (0.59)     $  (0.59)       $  (0.70)
                                                                      ---------     --------      --------        --------
Net asset value - end of period                                       $  12.01      $  11.56      $  11.57        $  11.42
                                                                      ---------     --------      --------        --------
Total return[dbldag]                                                      6.51%++       5.09%         6.56%           5.86%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                               1.04%+        1.08%         1.17%           1.16%
 Net investment income                                                    5.01%+        5.05%         5.04%           5.38%
Portfolio turnover                                                          12%           33%           30%             58%
Net assets at end of period (000 omitted)                             $379,557      $377,112      $409,347        $429,131
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [dbldag][dbldag]For the years ended March 31, 1997, and 1996, the per share distributions in excess of net investment income were
$0.002 and $0.002, respectively.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of  the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                              $   0.29      $   0.58     $      --       $      --
   Ratios (to average net assets):
    Expenses##                                                            1.14%+        1.15%           --              --
    Net investment income                                                 4.91%+        4.98%           --              --



-------------------------------------------------------------------------------------------------
                                                                     Two Months
                                                                          Ended     Year Ended
                                                                      March 31,    January 31,
                                                                           1994           1994
-------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $     12.37       $  11.80
                                                                    -----------       --------
Income from investment operations# -
 Net investment income[sec]                                         $      0.10       $   0.64
 Net realized and unrealized gain (loss) on
  investments                                                             (0.89)          0.58
                                                                    -----------       --------
  Total from investment operations                                  $     (0.79)      $   1.22
                                                                    -----------       --------
Less distributions declared to shareholders -
 From net investment income                                         $     (0.07)      $  (0.61)
 From net realized gain on investments                                       --          (0.01)
 In excess of net investment income[dbldag][dbldag]                       (0.03)         (0.03)
 In excess of net realized gain on investments                               --             --
                                                                    -----------       --------
  Total distributions declared to shareholders                      $     (0.10)      $  (0.65)
                                                                    -----------       --------
Net asset value - end of period                                     $     11.48       $  12.37
                                                                    -----------       --------
Total return[dbldag]                                                      (6.39)%++      10.59%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                1.16%+         1.19%
 Net investment income                                                     4.96%+         5.21%
Portfolio turnover                                                            2%            12%
Net assets at end of period (000 omitted)                           $   460,321       $495,158
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [dbldag][dbldag]For the years ended March 31, 1997, and 1996, the per share distributions in excess of net investment income were
$0.002 and $0.002, respectively.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of  the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                            $        --       $     --
   Ratios (to average net assets):
    Expenses##                                                               --             --
    Net investment income                                                    --             --

See notes to financial statements

--------------------------------------------------------------------------------

                                                        North Carolina Fund
----------------------------------------------------------------------------
Year Ended January 31,                                                 1993
----------------------------------------------------------------------------
                                                                    Class A
----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  11.45
                                                                   --------
Income from investment operations  -
 Net investment income                                             $   0.65
 Net realized and unrealized gain (loss) on
  investments                                                          0.37
                                                                   --------
  Total from investment operations                                 $   1.02
                                                                   --------
Less distributions declared to shareholders -
 From net investment income                                        $  (0.67)
 From net realized gain on investments                                   --
 From paid-in capital[dbldag][dbldag]                                    --
                                                                   --------
  Total distributions declared to shareholders                     $  (0.67)
                                                                   --------
Net asset value - end of period                                    $  11.80
                                                                   --------
Total return[dbldag]                                                   9.23%
Ratios (to average net assets)/Supplemental data
 Expenses                                                              1.07%
 Net investment income                                                 5.80%
Portfolio turnover                                                        2%
Net assets at end of period (000 omitted)                          $398,352
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [dbldag][dbldag]For the year ended January 31, 1991, the per share distribution from paid-in capital was $0.0005.




-----------------------------------------------------------------------------------------------------------------------------
Year Ended January 31,                                                 1992        1991        1990        1989        1988
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  11.30    $  11.18    $  11.15    $  11.13    $  11.82
                                                                   --------    --------    --------    --------    --------
Income from investment operations  -
 Net investment income                                             $   0.70    $   0.72    $   0.73    $   0.74    $   0.73
 Net realized and unrealized gain (loss) on
  investments                                                          0.26        0.17        0.03        0.02       (0.69)
                                                                   --------    --------    --------    --------    --------
  Total from investment operations                                 $   0.96    $   0.89    $   0.76    $   0.76    $   0.04
                                                                   --------    --------    --------    --------    --------
Less distributions declared to shareholders -
 From net investment income                                        $  (0.76)   $  (0.72)   $  (0.73)   $  (0.74)   $  (0.73)
 From net realized gain on investments                                (0.01)      (0.05)         --          --          --
 From paid-in capital[dbldag][dbldag]                                 (0.04)      (0.00)         --          --          --
                                                                   --------    --------    --------    --------    --------
  Total distributions declared to shareholders                     $  (0.81)   $  (0.77)   $  (0.73)   $  (0.74)   $  (0.73)
                                                                   --------    --------    --------    --------    --------
Net asset value - end of period                                    $  11.45    $  11.30    $  11.18    $  11.15    $  11.13
                                                                   --------    --------    --------    --------    --------
Total return[dbldag]                                                   8.82%       8.34%       6.97%       7.12%       0.65%
Ratios (to average net assets)/Supplemental data:
 Expenses                                                              1.09%       1.09%       1.12%       1.11%       1.08%
 Net investment income                                                 6.17%       6.47%       6.48%       6.70%       6.71%
Portfolio turnover                                                       39%         44%         61%         25%         10%
Net assets at end of period (000 omitted)                          $312,466    $226,806    $175,101    $129,287    $110,462
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [dbldag][dbldag]For the year ended January 31, 1991, the per share distribution from paid-in capital was $0.0005.


See notes to financial statements

--------------------------------------------------------------------------------------------------------------------------
                                                          North Carolina Fund
--------------------------------------------------------------------------------------------------------------------------
                                                                   Six Months               Year Ended March 31,
                                                                        Ended     ----------------------------------------
                                                                September 30,
                                                                         1997          1997         1996           1995
--------------------------------------------------------------------------------------------------------------------------
                                                                  (Unaudited)
--------------------------------------------------------------------------------------------------------------------------
                                                                      Class B
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $   11.55       $ 11.56    $   11.42     $    11.47
                                                                    ----------      -------    ---------     ----------
Income from investment operations# -
 Net investment income[sec]                                         $    0.26       $  0.50    $    0.50     $     0.52
 Net realized and unrealized gain (loss) on
  investments                                                            0.46            --         0.14           0.05
                                                                    ----------      -------    ---------     ----------
  Total from investment operations                                  $    0.72       $  0.50    $    0.64     $     0.57
                                                                    ----------      -------    ---------     ----------
Less distributions declared to shareholders -
 From net investment income                                         $   (0.26)      $ (0.51)   $   (0.50)    $    (0.52)
 From net realized gain on investments                                     --            --           --         ( 0.06)
 In excess of net investment income[dbldag][dbldag]                        --         (0.00)       (0.00)            --
 In excess of net realized gain on investments                             --            --           --         ( 0.04)
                                                                    ----------      -------    ---------     ----------
  Total distributions declared to shareholders                      $   (0.26)      $ (0.51)   $   (0.50)    $    (0.62)
                                                                    ----------      -------    ---------     ----------
Net asset value - end of period                                     $   12.01       $ 11.55    $   11.56     $    11.42
                                                                    ----------      -------    ---------     ----------
Total return                                                             6.26%++       4.36%        5.70%          5.20%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                              1.69%+        1.78%        1.90%          1.88%
 Net investment income                                                   4.35%+        4.36%        4.30%          4.64%
Portfolio turnover                                                         12%           33%          30%            58%
Net assets at end of period (000 omitted)                           $  42,922       $39,035    $  33,847     $   26,260
**For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag][dbldag]For the years ended March 31, 1997, and 1996, and the two months ended March 31, 1994, the per share distributions in excess of net investment income were $0.001, $0.002, and $0.004, respectively.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                            $    0.26       $  0.49    $      --     $       --
   Ratios (to average net assets):
    Expenses##                                                           1.79%+        1.85%          --             --
    Net investment income                                                4.25%+        4.29%          --             --



-----------------------------------------------------------------------------------------------
                                                                    Two Months
                                                                         Ended   Period Ended
                                                                     March 31,    January 31,
                                                                          1994         1994**
-----------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $     12.36        $ 12.36
                                                                   -----------        ---------
Income from investment operations# -
 Net investment income[sec]                                        $      0.08        $  0.22
 Net realized and unrealized gain (loss) on
  investments                                                            (0.89)          0.01
                                                                   -----------        ---------
  Total from investment operations                                 $     (0.81)       $  0.23
                                                                   -----------        ---------
Less distributions declared to shareholders -
 From net investment income                                        $     (0.08)       $ (0.21)
 From net realized gain on investments                                      --          (0.01)
 In excess of net investment income[dbldag][dbldag]                      (0.00)         (0.01)
 In excess of net realized gain on investments                              --             --
                                                                   -----------        ---------
  Total distributions declared to shareholders                     $     (0.08)       $ (0.23)
                                                                   -----------        ---------
Net asset value - end of period                                    $     11.47        $ 12.36
                                                                   -----------        ---------
Total return                                                             (6.51)%++       4.58%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                               1.88%+         1.84%+
 Net investment income                                                    4.18%+         4.03%+
Portfolio turnover                                                          2%             12%
Net assets at end of period (000 omitted)                          $    15,866        $13,379
**For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag][dbldag]For the years ended March 31, 1997, and 1996, and the two months ended March 31, 1994, the per share distributions in excess of net investment income were $0.001, $0.002, and $0.004, respectively.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                           $        --        $    --
   Ratios (to average net assets):
    Expenses##                                                              --             --
    Net investment income                                                   --             --

See notes to financial statements

---------------------------------------------------------------------------------------------------------------------------
                                                          North Carolina Fund
---------------------------------------------------------------------------------------------------------------------------
                                                                   Six Months               Year Ended March 31,
                                                                        Ended     -----------------------------------------
                                                                September 30,
                                                                         1997          1997          1996          1995
---------------------------------------------------------------------------------------------------------------------------
                                                                  (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
                                                                      Class C
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $   11.55      $  11.56    $    11.41     $   11.47
                                                                    ----------     --------    ----------     ---------
Income from investment operations# -
 Net investment income[sec]                                         $    0.26      $   0.52    $     0.51     $    0.53
 Net realized and unrealized gain (loss) on
  investments                                                            0.46         (0.02)         0.15          0.04
                                                                    ----------     --------    ----------     ---------
  Total from investment operations                                  $    0.72      $   0.50    $     0.66     $    0.57
                                                                    ----------     --------    ----------     ---------
Less distributions declared to shareholders -
 From net investment income[dbldag][dbldag]                         $   (0.26)     $  (0.51)   $    (0.51)    $   (0.53)
 From net realized gain on investments                                     --            --            --         (0.06)
 In excess of net realized gain on investments                             --            --            --         (0.04)
                                                                    ----------     --------    ----------     ---------
  Total distributions declared to shareholders                      $   (0.26)     $  (0.51)   $    (0.51)    $   (0.63)
                                                                    ----------     --------    ----------     ---------
Net asset value - end of period                                     $   12.01      $  11.55    $    11.56     $   11.41
                                                                    ----------     --------    ----------     ---------
Total return                                                             6.26%++       4.41%         5.87%         5.18%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                              1.69%+        1.73%         1.83%         1.81%
 Net investment income                                                   4.35%+        4.40%         4.38%         4.71%
Portfolio turnover                                                         12%           33%           30%           58%
Net assets at end of period (000 omitted)                           $   7,048      $  7,789    $    9,352     $   8,149
***For the period from the commencement of the Fund's offering of Class C shares, January 3, 1994, through January 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag][dbldag]For the years ended March 31, 1997, and 1996, the two months ended March 31, 1994, and the period ended January 31,
1994, the per share distributions in excess of net investment income were $0.002, $0.002, $0.002, and $0.003, respectively.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                            $    0.25      $   0.51    $       --     $      --
   Ratios (to average net assets):
    Expenses##                                                           1.79%+        1.80%           --            --
    Net investment income                                                4.25%+        4.33%           --            --



--------------------------------------------------------------------------------------------
                                                                    Two Months
                                                                         Ended  Period Ended
                                                                     March 31,   January 31,
                                                                          1994       1994***
--------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $     12.36     $   12.24
                                                                   -----------     -----------
Income from investment operations# -
 Net investment income[sec]                                        $      0.10     $    0.02
 Net realized and unrealized gain (loss) on
  investments                                                            (0.90)         0.12
                                                                   -----------     -----------
  Total from investment operations                                 $     (0.80)    $    0.14
                                                                   -----------     -----------
Less distributions declared to shareholders -
 From net investment income[dbldag][dbldag]                        $     (0.09)    $   (0.02)
 From net realized gain on investments                                      --            --
 In excess of net realized gain on investments                              --            --
                                                                   -----------     -----------
  Total distributions declared to shareholders                     $     (0.09)    $   (0.02)
                                                                   -----------     -----------
Net asset value - end of period                                    $     11.47     $   12.36
                                                                   -----------     -----------
Total return                                                             (6.50)%++     16.50%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                               1.82%+        1.44%+
 Net investment income                                                    4.25%+        2.33%+
Portfolio turnover                                                          2%            12%
Net assets at end of period (000 omitted)                          $     6,661     $   4,584
***For the period from the commencement of the Fund's offering of Class C shares, January 3, 1994, through January 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag][dbldag]For the years ended March 31, 1997, and 1996, the two months ended March 31, 1994, and the period ended January 31,
1994, the per share distributions in excess of net investment income were $0.002, $0.002, $0.002, and $0.003, respectively.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                           $        --     $      --
   Ratios (to average net assets):
    Expenses##                                                              --            --
    Net investment income                                                   --            --

See notes to financial statements

----------------------------------------------------------------------------------------------------------------------
                                                             Pennsylvania Fund
----------------------------------------------------------------------------------------------------------------------
                                                                    Six Months            Year Ended March 31,
                                                                         Ended    ------------------------------------
                                                                 September 30,
                                                                          1997       1997         1996          1995
----------------------------------------------------------------------------------------------------------------------
                                                                   (Unaudited)
----------------------------------------------------------------------------------------------------------------------
                                                                       Class A
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $   9.26    $  9.37    $    9.29    $     9.15
                                                                      ---------   --------   ----------   ----------
Income from investment operations# -
 Net investment income[sec]                                           $   0.25    $  0.53    $    0.54    $     0.54
 Net realized and unrealized gain (loss) on
  investments                                                             0.40      (0.10)        0.09          0.18
                                                                      ---------   --------   ----------   ----------
  Total from investment operations                                    $   0.65    $  0.43    $    0.63    $     0.72
                                                                      ---------   --------   ----------   ----------
Less distributions declared to shareholders -
 From net investment income[dbldag][dbldag]                           $  (0.25)   $ (0.54)   $   (0.55)   $    (0.54)
 From net realized gain on investments                                      --         --           --        ( 0.01)
 In excess of net realized gain on investments                              --         --           --        ( 0.03)
                                                                      ---------   --------   ----------   ----------
  Total distributions declared to shareholders                        $  (0.25)   $ (0.54)   $   (0.55)   $    (0.58)
                                                                      ---------   --------   ----------   ----------
Net asset value - end of period                                       $   9.66    $  9.26    $    9.37    $     9.29
                                                                      ---------   --------   ----------   ----------
Total return[dbldag]                                                      7.10%++    4.67%        6.85%         8.14%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses                                                                 0.30%+     0.10%        0.10%         0.01%
 Net investment income                                                    5.29%+     5.66%        5.76%         5.97%
Portfolio turnover                                                          17%        42%          40%           49%
Net assets at end of period (000 omitted)                             $ 17,327    $16,933    $  18,030    $   16,411
 *For the period from the commencement of the Fund's investment operations, February 1, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [dbldag][dbldag]For the year ended March 31, 1997, per share distribution in excess of net investment income was $0.003.
 [sec]Subject to reimbursement by the Fund, the Adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management and service fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over/under the limitation, the net investment income per share and the ratios would have been:
   Net investment income                                              $   0.22    $  0.45    $    0.45    $     0.43
   Ratios (to average net assets):
    Expenses##                                                            0.97%+     0.95%        1.00%         1.18%
    Net investment income                                                 4.62%+     4.81%        4.86%         4.80%



---------------------------------------------------------------------------------------------
                                                                    Two Months
                                                                         Ended   Period Ended
                                                                     March 31,    January 31,
                                                                          1994          1994*
---------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $     10.14      $    9.53
                                                                   -----------      -----------
Income from investment operations# -
 Net investment income[sec]                                        $      0.09      $    0.50
 Net realized and unrealized gain (loss) on
  investments                                                            (0.99)          0.62
                                                                   -----------      -----------
  Total from investment operations                                 $     (0.90)     $    1.12
                                                                   -----------      -----------
Less distributions declared to shareholders -
 From net investment income[dbldag][dbldag]                        $     (0.09)     $   (0.50)
 From net realized gain on investments                                      --          (0.01)
 In excess of net realized gain on investments                              --             --
                                                                   -----------      -----------
  Total distributions declared to shareholders                     $     (0.09)     $   (0.51)
                                                                   -----------      -----------
Net asset value - end of period                                    $      9.15      $   10.14
                                                                   -----------      -----------
Total return[dbldag]                                                     (8.91)%++      12.12%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses                                                                 0.00%+         0.00%+
 Net investment income                                                    5.43%+         5.30%+
Portfolio turnover                                                           1%            10%
Net assets at end of period (000 omitted)                          $    13,961      $  13,987
 *For the period from the commencement of the Fund's investment operations, February 1, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [dbldag][dbldag]For the year ended March 31, 1997, per share distribution in excess of net investment income was $0.003.
 [sec]Subject to reimbursement by the Fund, the Adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management and service fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over/under the limitation, the net investment income per share and the ratios would have been:
   Net investment income                                           $      0.06      $    0.32
   Ratios (to average net assets):
    Expenses##                                                            1.84%+         1.94%+
    Net investment income                                                 3.60%+         3.36%+

See notes to financial statements

---------------------------------------------------------------------------------------------------------------------
                                                            Pennsylvania Fund
---------------------------------------------------------------------------------------------------------------------
                                                                   Six Months            Year Ended March 31,
                                                                        Ended     -----------------------------------
                                                                September 30,
                                                                         1997        1997         1996        1995
---------------------------------------------------------------------------------------------------------------------
                                                                  (Unaudited)
---------------------------------------------------------------------------------------------------------------------
                                                                      Class B
---------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $    9.28     $  9.39    $    9.29    $   9.15
                                                                    ----------    --------   ----------   ---------
Income from investment operations# -
 Net investment income[sec]                                         $    0.21     $  0.46    $    0.50    $   0.45
 Net realized and unrealized gain (loss) on
  investments                                                            0.41       (0.11)        0.07        0.18
                                                                    ----------    --------   ----------   ---------
  Total from investment operations                                  $    0.62     $  0.35    $    0.57    $   0.63
                                                                    ----------    --------   ----------   ---------
Less distributions declared to shareholders -
 From net investment income[dbldag][dbldag]                         $   (0.21)    $ (0.46)   $   (0.47)   $  (0.45)
 From net realized gain on investments                                     --          --           --       (0.01)
 In excess of net realized gain on investments                             --          --           --       (0.03)
                                                                    ----------    --------   ----------   ---------
  Total distributions declared to shareholders                      $   (0.21)    $ (0.46)   $   (0.47)   $  (0.49)
                                                                    ----------    --------   ----------   ---------
Net asset value - end of period                                     $    9.69     $  9.28    $    9.39    $   9.29
                                                                    ----------    --------   ----------   ---------
Total return                                                             6.78%++     3.83%        6.23%       7.07%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses                                                                1.09%+      0.90%        0.88%       1.01%
 Net investment income                                                   4.41%+      4.86%        4.98%       4.96%
Portfolio turnover                                                         17%         42%          40%         49%
Net assets at end of period (000 omitted)                           $  21,517     $24,898    $  24,170    $  7,699
**For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag][dbldag]For the year ended March 31, 1997, and the two months ended March 31, 1994, the per share distributions in excess of net investment income were $0.002 and $0.001, respectively.
 [sec]Subject to reimbursement by the Fund, the Adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over/under the limitation, the net investment income per share and the ratios would have been:
   Net investment income                                            $    0.17     $  0.38    $    0.41    $   0.34
   Ratios (to average net assets):
    Expenses##                                                           1.76%+      1.75%        1.85%       2.26%
    Net investment income                                                3.74%+      4.01%        4.01%       3.72%



--------------------------------------------------------------------------------------------
                                                                    Two Months
                                                                         Ended  Period Ended
                                                                     March 31,   January 31,
                                                                          1994        1994**
--------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $     10.15       $ 10.06
                                                                   -----------       ---------
Income from investment operations# -
 Net investment income[sec]                                        $      0.06       $  0.17
 Net realized and unrealized gain (loss) on
  investments                                                            (0.99)         0.10
                                                                   -----------       ---------
  Total from investment operations                                 $     (0.93)      $  0.27
                                                                   -----------       ---------
Less distributions declared to shareholders -
 From net investment income[dbldag][dbldag]                        $     (0.07)      $ (0.17)
 From net realized gain on investments                                      --         (0.01)
 In excess of net realized gain on investments                              --            --
                                                                   -----------       ---------
  Total distributions declared to shareholders                     $     (0.07)      $ (0.18)
                                                                   -----------       ---------
Net asset value - end of period                                    $      9.15       $ 10.15
                                                                   -----------       ---------
Total return                                                             (9.16)%++      6.76%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses                                                                 1.00%+        1.00%+
 Net investment income                                                    4.37%+        4.22%+
Portfolio turnover                                                          1%            10%
Net assets at end of period (000 omitted)                          $     4,304       $ 3,401
**For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag][dbldag]For the year ended March 31, 1997, and the two months ended March 31, 1994, the per share distributions in excess of net investment income were $0.002 and $0.001, respectively.
 [sec]Subject to reimbursement by the Fund, the Adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over/under the limitation, the net investment income per share and the ratios would have been:
   Net investment income                                           $      0.04       $  0.05
   Ratios (to average net assets):
    Expenses##                                                            2.91%+        2.50%+
    Net investment income                                                 2.47%+        1.29%+

See notes to financial statements

------------------------------------------------------------------------------------------------------------------------------
                                                           South Carolina Fund
------------------------------------------------------------------------------------------------------------------------------
                                                                    Six Months                Year Ended March 31,
                                                                         Ended    --------------------------------------------
                                                                 September 30,
                                                                          1997          1997          1996            1995
------------------------------------------------------------------------------------------------------------------------------
                                                                   (Unaudited)
------------------------------------------------------------------------------------------------------------------------------
                                                                       Class A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $  11.88      $  11.97      $  11.86        $  11.79
                                                                      ---------     --------      --------        --------
Income from investment operations# -
 Net investment income[sec]                                           $   0.30      $   0.62      $   0.62        $   0.63
 Net realized and unrealized gain (loss) on
  investments                                                             0.47         (0.10)         0.11            0.15
                                                                      ---------     --------      --------        --------
  Total from investment operations                                    $   0.77      $   0.52      $   0.73        $   0.78
                                                                      ---------     --------      --------        --------
Less distributions declared to shareholders -
 From net investment income                                           $  (0.30)     $  (0.61)     $  (0.62)       $  (0.62)
 From net realized gain on investments                                      --            --            --           (0.06)
 In excess of net investment income[dbldag][dbldag]                      (0.01)           --         (0.00)             --
 In excess of net realized gain on investments                              --            --            --           (0.03)
                                                                      ---------     --------      --------        --------
  Total distributions declared to shareholders                        $  (0.31)     $  (0.61)     $  (0.62)       $  (0.71)
                                                                      ---------     --------      --------        --------
Net asset value - end of period                                       $  12.34      $  11.88      $  11.97        $  11.86
                                                                      ---------     --------      --------        --------
Total return[dbldag]                                                      6.50%++       4.46%         6.20%           6.93%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                               1.08%+        1.10%         1.20%           1.19%
 Net investment income                                                    4.99%+        5.17%         5.10%           5.37%
Portfolio turnover                                                          14%           13%           18%             30%
Net assets at end of period (000 omitted)                             $149,521      $148,908      $166,801        $171,045
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [dbldag][dbldag]For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.0006.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                              $   0.30      $   0.16      $     --        $     --
   Ratios (to average net assets):
    Expenses ##                                                           1.18%+        1.16%           --              --
    Net investment income                                                 4.89%+        5.11%           --              --



-----------------------------------------------------------------------------------------------
                                                                     Two Months
                                                                          Ended     Year Ended
                                                                      March 31,    January 31,
                                                                           1994           1994
-----------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $     12.74       $  12.02
                                                                    -----------       --------
Income from investment operations# -
 Net investment income[sec]                                         $      0.08       $   0.63
 Net realized and unrealized gain (loss) on
  investments                                                             (0.92)          0.74
                                                                    -----------       --------
  Total from investment operations                                  $     (0.84)      $   1.37
                                                                    -----------       --------
Less distributions declared to shareholders -
 From net investment income                                         $     (0.08)      $  (0.61)
 From net realized gain on investments                                       --          (0.01)
 In excess of net investment income[dbldag][dbldag]                       (0.03)         (0.03)
 In excess of net realized gain on investments                               --             --
                                                                    -----------       --------
  Total distributions declared to shareholders                      $     (0.11)      $  (0.65)
                                                                    -----------       --------
Net asset value - end of period                                     $     11.79       $  12.74
                                                                    -----------       --------
Total return[dbldag]                                                      (6.65)%++      11.69%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                1.23%+         1.22%
 Net investment income                                                     5.09%+         5.06%
Portfolio turnover                                                            4%            10%
Net assets at end of period (000 omitted)                           $   173,316       $187,307
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [dbldag][dbldag]For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.0006.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                            $        --       $     --
   Ratios (to average net assets):
    Expenses ##                                                              --             --
    Net investment income                                                    --             --

See notes to financial statements

-----------------------------------------------------------------------------
                                                         South Carolina Fund
-----------------------------------------------------------------------------
Year Ended January 31,                                                  1993
-----------------------------------------------------------------------------
                                                                     Class A
-----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $   11.74
                                                                   ---------
Income from investment operations -
 Net investment income                                             $    0.67
 Net realized and unrealized gain (loss) on
  investments                                                           0.34
                                                                   ---------
  Total from investment operations                                 $    1.01
                                                                   ---------
Less distributions declared to shareholders -
 From net investment income                                        $   (0.69)
 From net realized gain on investments                                 (0.04)
 From paid-in capital                                                     --
                                                                   ---------
  Total distributions declared to shareholders                     $   (0.73)
                                                                   ---------
Net asset value - end of period                                    $   12.02
                                                                   ---------
Total return[dbldag]                                                    8.89%
Ratios (to average net assets)/Supplemental data:
 Expenses                                                               1.12%
 Net investment income                                                  5.74%
Portfolio turnover                                                        11%
Net assets at end of period (000 omitted)                          $ 144,539
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.



----------------------------------------------------------------------------------------------------------------------------
Year Ended January 31,                                                 1992        1991        1990        1989        1988
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  11.45   $   11.30   $   11.24   $   11.14   $   11.54
                                                                   --------   ---------   ---------   ---------   ---------
Income from investment operations -
 Net investment income                                             $   0.70   $    0.71   $    0.72   $    0.76   $    0.77
 Net realized and unrealized gain (loss) on
  investments                                                          0.40        0.21        0.06        0.11       (0.36)
                                                                   --------   ---------   ---------   ---------   ---------
  Total from investment operations                                 $   1.10   $    0.92   $    0.78   $    0.87   $    0.41
                                                                   --------   ---------   ---------   ---------   ---------
Less distributions declared to shareholders -
 From net investment income                                        $  (0.76)  $   (0.71)  $   (0.72)  $   (0.77)  $   (0.77)
 From net realized gain on investments                                (0.05)      (0.06)         --          --          --
 From paid-in capital                                                    --          --          --          --       (0.04)
                                                                   --------   ---------   ---------   ---------   ---------
  Total distributions declared to shareholders                     $  (0.81)  $   (0.77)  $   (0.72)  $   (0.77)  $   (0.81)
                                                                   --------   ---------   ---------   ---------   ---------
Net asset value - end of period                                    $  11.74   $   11.45   $   11.30   $   11.24   $   11.14
                                                                   --------   ---------   ---------   ---------   ---------
Total return[dbldag]                                                   9.95%       8.46%       7.13%       8.18%       3.92%
Ratios (to average net assets)/Supplemental data:
 Expenses                                                              1.15%       1.18%       1.21%       0.97%       0.81%
 Net investment income                                                 6.07%       6.30%       6.35%       6.90%       7.07%
Portfolio turnover                                                       22%         47%         54%         27%         12%
Net assets at end of period (000 omitted)                          $101,434   $  75,922   $  57,675   $  45,391   $  34,025
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

---------------------------------------------------------------------------------------------------------------------------
                                                          South Carolina Fund
---------------------------------------------------------------------------------------------------------------------------
                                                                   Six Months               Year Ended March 31,
                                                                        Ended     -----------------------------------------
                                                                September 30,
                                                                         1997          1997         1996           1995
---------------------------------------------------------------------------------------------------------------------------
                                                                  (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
                                                                      Class B
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $   11.88       $ 11.97    $   11.86      $   11.78
                                                                    ----------      -------    ---------      ---------
Income from investment operations# -
 Net investment income[sec]                                         $    0.26       $  0.54    $    0.52      $    0.54
 Net realized and unrealized gain (loss) on
  investments                                                            0.46         (0.10)        0.12           0.17
                                                                    ----------      -------    ---------      ---------
  Total from investment operations                                  $    0.72       $  0.44    $    0.64      $    0.71
                                                                    ----------      -------    ---------      ---------
Less distributions declared to shareholders -
 From net investment income                                         $   (0.26)      $ (0.53)   $   (0.53)     $   (0.54)
 From net realized gain on investments                                     --            --           --          (0.06)
 In excess of net investment income[dbldag][dbldag]                     (0.01)           --        (0.00)         (0.00)
 In excess of net realized gain on investments                             --            --           --          (0.03)
                                                                    ----------      -------    ---------      ---------
  Total distributions declared to shareholders                      $   (0.27)      $ (0.53)   $   (0.53)     $   (0.63)
                                                                    ----------      -------    ---------      ---------
Net asset value - end of period                                     $   12.33       $ 11.88    $   11.97      $   11.86
                                                                    ----------      -------    ---------      ---------
Total return                                                             6.07%++       3.73%        5.43%          6.26%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                              1.73%+        1.79%        1.92%          1.90%
 Net investment income                                                   4.34%+        4.48%        4.35%          4.63%
Portfolio turnover                                                         14%           13%          18%            30%
Net assets at end of period (000 omitted)                           $  25,694       $21,871    $  18,420      $  12,964
**For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag][dbldag]For the years ended March 31, 1996, and 1995, the per share distributions in excess of net investment income were
$0.0005 and $0.00436, respectively.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                            $    0.26       $  0.53    $      --      $      --
   Ratios (to average net assets):
    Expenses ##                                                          1.83%+        1.85%          --             --
    Net investment income                                                4.24%+        4.42%          --             --



---------------------------------------------------------------------------------------------
                                                                    Two Months
                                                                         Ended   Period Ended
                                                                     March 31,    January 31,
                                                                          1994         1994**
---------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $     12.73        $ 12.67
                                                                   -----------        ---------
Income from investment operations# -
 Net investment income[sec]                                        $      0.08        $  0.21
 Net realized and unrealized gain (loss) on
  investments                                                            (0.94)          0.06
                                                                   -----------        ---------
  Total from investment operations                                 $     (0.86)       $  0.27
                                                                   -----------        ---------
Less distributions declared to shareholders -
 From net investment income                                        $     (0.08)       $ (0.20)
 From net realized gain on investments                                      --             --
 In excess of net investment income[dbldag][dbldag]                      (0.01)         (0.01)
 In excess of net realized gain on investments                              --             --
                                                                   -----------        ---------
  Total distributions declared to shareholders                     $     (0.09)       $ (0.21)
                                                                   -----------        ---------
Net asset value - end of period                                    $     11.78        $ 12.73
                                                                   -----------        ---------
Total return                                                             (6.77)%++       5.47%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                               1.96%+         1.90%+
 Net investment income                                                    4.29%+         3.86%+
Portfolio turnover                                                           4%            10%
Net assets at end of period (000 omitted)                          $    10,085        $ 8,217
**For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag][dbldag]For the years ended March 31, 1996, and 1995, the per share distributions in excess of net investment income were
$0.0005 and $0.00436, respectively.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                           $        --        $    --
   Ratios (to average net assets):
    Expenses ##                                                             --             --
    Net investment income                                                   --             --

See notes to financial statements

------------------------------------------------------------------------------------------------------------------------------
                                                                Tennessee Fund
------------------------------------------------------------------------------------------------------------------------------
                                                                    Six Months                Year Ended March 31,
                                                                         Ended    --------------------------------------------
                                                                 September 30,
                                                                          1997          1997          1996            1995
------------------------------------------------------------------------------------------------------------------------------
                                                                   (Unaudited)
------------------------------------------------------------------------------------------------------------------------------
                                                                       Class A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $  10.32      $  10.40      $  10.27        $  10.26
                                                                      ---------     --------      --------        --------
Income from investment operations# -
 Net investment income[sec]                                           $   0.27      $   0.55      $   0.54        $   0.56
 Net realized and unrealized gain (loss) on
  investments                                                             0.44         (0.09)         0.13            0.02
                                                                      ---------     --------      --------        --------
  Total from investment operations                                    $   0.71      $   0.46      $   0.67        $   0.58
                                                                      ---------     --------      --------        --------
Less distributions declared to shareholders -
 From net investment income                                           $  (0.27)     $  (0.54)     $  (0.54)       $  (0.56)
 From net realized gain on investments[dbldag][dbldag]                      --            --            --           (0.00)
 In excess of net investment income[dbldag][dbldag][dbldag]              (0.00)           --         (0.00)             --
 In excess of net realized gain on investments                              --            --            --           (0.01)
                                                                      ---------     --------      --------        --------
  Total distributions declared to shareholders                        $  (0.27)     $  (0.54)     $  (0.54)       $  (0.57)
                                                                      ---------     --------      --------        --------
Net asset value - end of period                                       $  10.76      $  10.32      $  10.40        $  10.27
                                                                      ---------     --------      --------        --------
Total return[dbldag]                                                      6.95%++       4.48%         6.66%           5.86%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                               1.10%+        1.10%         1.21%           1.22%
 Net investment income                                                    5.05%+        5.26%         5.18%           5.52%
Portfolio turnover                                                          18%           20%           20%             27%
Net assets at end of period (000 omitted)                             $109,236      $108,000      $109,811        $117,572
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [dbldag][dbldag]For the year ended March 31, 1995, the per share distribution from net realized gain on investments was $0.0014.
 [dbldag][dbldag][dbldag]For the six months ended September 30, 1997, and the year ended March 31, 1996, the per share distributions in excess of net investment income were $0.0025 and $0.0024, respectively.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                              $   0.26      $   0.54      $     --        $     --
   Ratios (to average net assets):
    Expenses##                                                            1.20%+        1.16%           --              --
    Net investment income                                                 4.95%+        5.20%           --              --



----------------------------------------------------------------------------------------------
                                                                     Two Months
                                                                          Ended     Year Ended
                                                                      March 31,    January 31,
                                                                           1994           1994
----------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $     10.94       $  10.37
                                                                    -----------       --------
Income from investment operations# -
 Net investment income[sec]                                         $      0.09       $   0.57
 Net realized and unrealized gain (loss) on
  investments                                                             (0.68)          0.57
                                                                    -----------       --------
  Total from investment operations                                  $     (0.59)      $   1.14
                                                                    -----------       --------
Less distributions declared to shareholders -
 From net investment income                                         $     (0.07)      $  (0.54)
 From net realized gain on investments[dbldag][dbldag]                       --             --
 In excess of net investment income[dbldag][dbldag][dbldag]               (0.02)         (0.03)
 In excess of net realized gain on investments                               --             --
                                                                    -----------       --------
  Total distributions declared to shareholders                      $     (0.09)      $  (0.57)
                                                                    -----------       --------
Net asset value - end of period                                     $     10.26       $  10.94
                                                                    -----------       --------
Total return[dbldag]                                                      (5.39)%++      11.20%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                1.21%+         1.29%
 Net investment income                                                     5.31%+         5.25%
Portfolio turnover                                                            4%            12%
Net assets at end of period (000 omitted)                           $   117,117       $123,050
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [dbldag][dbldag]For the year ended March 31, 1995, the per share distribution from net realized gain on investments was $0.0014.
 [dbldag][dbldag][dbldag]For the six months ended September 30, 1997, and the year ended March 31, 1996, the per share distributions in excess of net investment income were $0.0025 and $0.0024, respectively.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                            $        --       $     --
   Ratios (to average net assets):
    Expenses##                                                               --             --
    Net investment income                                                    --             --

See notes to financial statements

------------------------------------------------------------------------------------------------------------------------------
                                                            Tennessee Fund
------------------------------------------------------------------------------------------------------------------------------
                                                                              Year Ended January 31,
                                                                   -------------------------------------------- Period Ended
                                                                                                                 January 31,
                                                                      1993         1992        1991        1990        1989*
------------------------------------------------------------------------------------------------------------------------------
                                                                   Class A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $ 10.10     $   9.90    $   9.80    $   9.68    $   9.53
                                                                   -------     --------    --------    --------    ---------
Income from investment operations -
 Net investment income[sec]                                        $  0.57     $   0.61    $   0.62    $   0.67    $   0.22
 Net realized and unrealized gain on investments                      0.31         0.30        0.13        0.11        0.10
                                                                   -------     --------    --------    --------    ---------
  Total from investment operations                                 $  0.88     $   0.91    $   0.75    $   0.78    $   0.32
                                                                   -------     --------    --------    --------    ---------
Less distributions declared to shareholders -
 From net investment income                                        $ (0.57)    $  (0.66)   $  (0.63)   $  (0.66)   $  (0.17)
 From net realized gain on investments                               (0.01)       (0.05)      (0.02)         --          --
 In excess of net investment income                                  (0.03)          --          --          --          --
 From paid-in capital[dbldag][dbldag]                                   --           --       (0.00)         --          --
                                                                   -------     --------    --------    --------    ---------
  Total distributions declared to shareholders                     $ (0.61)    $  (0.71)   $  (0.65)   $  (0.66)   $  (0.17)
                                                                   -------     --------    --------    --------    ---------
Net asset value - end of period                                    $ 10.37     $  10.10    $   9.90    $   9.80    $   9.68
                                                                   -------     --------    --------    --------    ---------
Total return[dbldag]                                                  9.03%        9.50%       7.96%       8.30%       3.43%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses                                                             1.14%        1.15%       1.03%       0.53%       0.40%+
 Net investment income                                                5.89%        6.11%       6.37%       6.70%       5.98%+
Portfolio turnover                                                       9%          42%         58%         78%          5%
Net assets at end of period (000 omitted)                          $99,443     $ 87,898    $ 72,108    $ 56,048    $ 15,832
 *For the period from the commencement of the Fund's investment operations, August 12, 1988, through January 31, 1989.
 +Annualized.
++Not annualized.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [dbldag][dbldag]For the year ended January 31, 1991, the per share distribution from paid-in capital was $0.0013.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                           $  0.61     $     --    $     --    $   0.60    $   0.20
   Ratios (to average net assets):
    Expenses                                                          1.17%          --          --        1.24%       0.95%+
    Net investment income                                             6.23%          --          --        5.99%       5.43%+

See notes to financial statements

---------------------------------------------------------------------------------------------------------------------------
                                                               Tennessee Fund
---------------------------------------------------------------------------------------------------------------------------
                                                                   Six Months               Year Ended March 31,
                                                                        Ended     -----------------------------------------
                                                                September 30,
                                                                         1997          1997         1996           1995
---------------------------------------------------------------------------------------------------------------------------
                                                                  (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
                                                                      Class B
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $   10.31       $ 10.39    $   10.26      $   10.26
                                                                    ----------      -------    ---------      ---------
Income from investment operations# -
 Net investment income[sec]                                         $    0.23       $  0.47    $    0.46      $    0.48
 Net realized and unrealized gain (loss) on
  investments                                                            0.45         (0.09)        0.14           0.01
                                                                    ----------      -------    ---------      ---------
  Total from investment operations                                  $    0.68       $  0.38    $    0.60      $    0.49
                                                                    ----------      -------    ---------      ---------
Less distributions declared to shareholders -
 From net investment income                                         $   (0.23)      $ (0.46)   $   (0.47)     $   (0.48)
 From net realized gain on investments[dbldag][dbldag]                     --            --           --          (0.00)
 In excess of net investment income[dbldag][dbldag][dbldag]             (0.01)           --        (0.00)            --
 In excess of net realized gain on investments                             --            --           --          (0.01)
                                                                    ----------      -------    ---------      ---------
  Total distributions declared to shareholders                      $   (0.24)      $ (0.46)   $   (0.47)     $   (0.49)
                                                                    ----------      -------    ---------      ---------
Net asset value - end of period                                     $   10.75       $ 10.31    $   10.39      $   10.26
                                                                    ----------      -------    ---------      ---------
Total return                                                             6.61%++       3.76%        5.89%          5.00%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                              1.75%+        1.79%        1.93%          1.94%
 Net investment income                                                   4.40%+        4.57%        4.43%          4.80%
Portfolio turnover                                                         18%           20%          20%            27%
Net assets at end of period (000 omitted)                           $  16,471       $14,436    $  12,935      $  10,006
**For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag][dbldag]For the year ended March 31, 1995, the per share distribution from net realized gain on investments was $0.0014.
 [dbldag][dbldag][dbldag]For the year ended March 31, 1996, the per share distribution in excess of net investment income was
$0.0021.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                            $    0.23       $  0.46    $      --      $      --
   Ratios (to average daily net assets):
    Expenses##                                                           1.85%+        1.85%          --             --
    Net investment income                                                4.30%+        4.51%          --             --



----------------------------------------------------------------------------------------------
                                                                    Two Months
                                                                         Ended   Period Ended
                                                                     March 31,    January 31,
                                                                          1994         1994**
----------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $     10.95      $   10.87
                                                                   -----------      ----------
Income from investment operations# -
 Net investment income[sec]                                        $      0.08      $    0.19
 Net realized and unrealized gain (loss) on
  investments                                                            (0.69)          0.08
                                                                   -----------      ----------
  Total from investment operations                                 $     (0.61)     $    0.27
                                                                   -----------      ----------
Less distributions declared to shareholders -
 From net investment income                                        $     (0.08)     $   (0.19)
 From net realized gain on investments[dbldag][dbldag]                      --             --
 In excess of net investment income[dbldag][dbldag][dbldag]                 --             --
 In excess of net realized gain on investments                              --             --
                                                                   -----------      ----------
  Total distributions declared to shareholders                     $     (0.08)     $   (0.19)
                                                                   -----------      ----------
Net asset value - end of period                                    $     10.26      $   10.95
                                                                   -----------      ----------
Total return                                                             (5.59)%++       2.48%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                               1.93%+         1.93%+
 Net investment income                                                    4.49%+         4.20%+
Portfolio turnover                                                           4%            12%
Net assets at end of period (000 omitted)                          $     5,294      $   3,818
**For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag][dbldag]For the year ended March 31, 1995, the per share distribution from net realized gain on investments was $0.0014.
 [dbldag][dbldag][dbldag]For the year ended March 31, 1996, the per share distribution in excess of net investment income was
$0.0021.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                           $        --      $      --
   Ratios (to average daily net assets):
    Expenses##                                                              --             --
    Net investment income                                                   --             --

See notes to financial statements

------------------------------------------------------------------------------------------------------------------------------
                                                                 Virginia Fund
------------------------------------------------------------------------------------------------------------------------------
                                                                    Six Months                Year Ended March 31,
                                                                         Ended    --------------------------------------------
                                                                 September 30,
                                                                          1997          1997          1996            1995
------------------------------------------------------------------------------------------------------------------------------
                                                                   (Unaudited)
------------------------------------------------------------------------------------------------------------------------------
                                                                       Class A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $  11.06      $  11.21      $  11.09        $  11.15
                                                                      ---------     --------      --------        --------
Income from investment operations# -
 Net investment income[sec]                                           $   0.29      $   0.59      $   0.59        $   0.56
 Net realized and unrealized gain (loss) on
  investments                                                             0.44         (0.15)         0.13            0.04
                                                                      ---------     --------      --------        --------
  Total from investment operations                                    $   0.73      $   0.44      $   0.72        $   0.60
                                                                      ---------     --------      --------        --------
Less distributions declared to shareholders -
 From net investment income                                           $  (0.29)     $  (0.59)     $  (0.60)       $  (0.61)
 From net realized gain on investments                                      --            --            --           (0.04)
 In excess of net investment income[dbldag][dbldag]                      (0.00)           --         (0.00)          (0.00)
 In excess of net realized gain on investments                              --            --            --           (0.01)
                                                                      ---------     --------      --------        --------
  Total distributions declared to shareholders                        $  (0.29)     $  (0.59)     $  (0.60)       $  (0.66)
                                                                      ---------     --------      --------        --------
Net asset value - end of period                                       $  11.50      $  11.06      $  11.21        $  11.09
                                                                      ---------     --------      --------        --------
Total return[dbldag]                                                      6.66%++       3.97%         6.52%           5.67%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                               1.04%+        1.08%         1.18%           1.16%
 Net investment income                                                    5.06%+        5.27%         5.20%           4.91%
Portfolio turnover                                                          18%           42%           42%             27%
Net assets at end of period (000 omitted)                             $377,430      $379,185      $418,408        $430,688
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [dbldag][dbldag]For the six months ended September 30, 1997, and the years ended March 31, 1996, and 1995, the per share distributions in excess of net investment income were $0.003, $0.005, and $0.003, respectively.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                              $   0.28      $   0.58      $     --        $     --
   Ratios (to average net assets):
    Expenses##                                                            1.14%+        1.14%           --              --
    Net investment income                                                 4.96%+        5.21%           --              --



----------------------------------------------------------------------------------------------
                                                                     Two Months
                                                                          Ended     Year Ended
                                                                      March 31,    January 31,
                                                                           1994           1994
----------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $     12.07       $  11.72
                                                                    -----------       --------
Income from investment operations# -
 Net investment income[sec]                                         $      0.10       $   0.65
 Net realized and unrealized gain (loss) on
  investments                                                             (0.92)          0.56
                                                                    -----------       --------
  Total from investment operations                                  $     (0.82)      $   1.21
                                                                    -----------       --------
Less distributions declared to shareholders -
 From net investment income                                         $     (0.06)      $  (0.62)
 From net realized gain on investments                                       --          (0.20)
 In excess of net investment income[dbldag][dbldag]                       (0.04)         (0.04)
 In excess of net realized gain on investments                               --             --
                                                                    -----------       --------
  Total distributions declared to shareholders                      $     (0.10)      $  (0.86)
                                                                    -----------       --------
Net asset value - end of period                                     $     11.15       $  12.07
                                                                    -----------       --------
Total return[dbldag]                                                      (6.80)%++      10.67%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                1.17%+         1.18%
 Net investment income                                                     5.33%+         5.37%
Portfolio turnover                                                            5%            22%
Net assets at end of period (000 omitted)                           $   443,580       $479,333
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [dbldag][dbldag]For the six months ended September 30, 1997, and the years ended March 31, 1996, and 1995, the per share distributions in excess of net investment income were $0.003, $0.005, and $0.003, respectively.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                            $        --       $     --
   Ratios (to average net assets):
    Expenses##                                                               --             --
    Net investment income                                                    --             --

See notes to financial statements

                                                              Virginia Fund
----------------------------------------------------------------------------
Year Ended January 31,                                                 1993
----------------------------------------------------------------------------
                                                                    Class A
----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  11.44
                                                                   --------
Income from investment operations -
 Net investment income                                             $   0.68
 Net realized and unrealized gain (loss) on
  investments                                                          0.30
                                                                   --------
  Total from investment operations                                 $   0.98
                                                                   --------
Less distributions declared to shareholders -
 From net investment income                                        $  (0.70)
 From net realized gain on investments[dbldag][dbldag]                (0.00)
 From paid-in capital                                                    --
                                                                   --------
  Total distributions declared to shareholders                     $  (0.70)
                                                                   --------
Net asset value - end of period                                    $  11.72
                                                                   --------
Total return[dbldag]                                                   8.88%
Ratios (to average net assets)/Supplemental data:
 Expenses                                                              1.08%
 Net investment income                                                 6.02%
Portfolio turnover                                                       20%
Net assets at end of period (000 omitted)                          $399,696
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [dbldag][dbldag]For the year ended January 31, 1993, the per share distribution from net realized gain on investments was $0.00348.



----------------------------------------------------------------------------------------------------------------------------
Year Ended January 31,                                                 1992        1991        1990        1989         1988
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  11.16    $  10.97    $  10.91    $  10.75    $   11.38
                                                                   --------    --------    --------    --------    ---------
Income from investment operations -
 Net investment income                                             $   0.71    $   0.73    $   0.73    $   0.74    $    0.72
 Net realized and unrealized gain (loss) on
  investments                                                          0.34        0.19        0.06        0.16        (0.57)
                                                                   --------    --------    --------    --------    ---------
  Total from investment operations                                 $   1.05    $   0.92    $   0.79    $   0.90    $    0.15
                                                                   --------    --------    --------    --------    ---------
Less distributions declared to shareholders -
 From net investment income                                        $  (0.77)   $  (0.73)   $  (0.73)   $  (0.74)   $   (0.71)
 From net realized gain on investments[dbldag][dbldag]                   --          --          --          --        (0.05)
 From paid-in capital                                                    --          --          --          --        (0.02)
                                                                   --------    --------    --------    --------    ---------
  Total distributions declared to shareholders                     $  (0.77)   $  (0.73)   $  (0.73)   $  (0.74)   $   (0.78)
                                                                   --------    --------    --------    --------    ---------
Net asset value - end of period                                    $  11.44    $  11.16    $  10.97    $  10.91    $   10.75
                                                                   --------    --------    --------    --------    ---------
Total return[dbldag]                                                   9.76%       8.74%       7.46%       8.76%        1.61%
Ratios (to average net assets)/Supplemental data:
 Expenses                                                              1.08%       1.11%       1.12%       1.09%        1.04%
 Net investment income                                                 6.32%       6.64%       6.67%       6.91%        6.75%
Portfolio turnover                                                       13%         38%         41%         38%          11%
Net assets at end of period (000 omitted)                          $328,664    $275,202    $240,553    $207,680    $ 192,104
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [dbldag][dbldag]For the year ended January 31, 1993, the per share distribution from net realized gain on investments was $0.00348.

See notes to financial statements

---------------------------------------------------------------------------------------------------------------------------
                                                                Virginia Fund
---------------------------------------------------------------------------------------------------------------------------
                                                                   Six Months               Year Ended March 31,
                                                                        Ended     -----------------------------------------
                                                                September 30,
                                                                         1997          1997         1996           1995
---------------------------------------------------------------------------------------------------------------------------
                                                                  (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
                                                                      Class B
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $   11.06      $  11.21    $   11.08      $   11.14
                                                                    ----------     --------    ---------      ---------
Income from investment operations# -
 Net investment income[sec]                                         $    0.25      $   0.51    $    0.51      $    0.53
 Net realized and unrealized gain (loss) on
  investments                                                            0.44         (0.15)        0.13          (0.01)
                                                                    ----------     --------    ---------      ---------
  Total from investment operations                                  $    0.69      $   0.36    $    0.64      $    0.52
                                                                    ----------     --------    ---------      ---------
Less distributions declared to shareholders -
 From net investment income                                         $   (0.25)     $  (0.51)   $   (0.51)     $   (0.53)
 From net realized gain on investments                                     --            --           --          (0.04)
 In excess of net investment income[dbldag][dbldag]                     (0.00)           --        (0.00)         (0.00)
 In excess of net realized gain on investments                             --            --           --          (0.01)
                                                                    ----------     --------    ---------      ---------
  Total distributions declared to shareholders                      $   (0.25)     $  (0.51)   $   (0.51)     $   (0.58)
                                                                    ----------     --------    ---------      ---------
Net asset value - end of period                                     $   11.50      $  11.06    $   11.21      $   11.08
                                                                    ----------     --------    ---------      ---------
Total return                                                             6.32%++       3.24%        5.85%          4.91%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                              1.69%+        1.78%        1.90%          1.88%
 Net investment income                                                   4.41%+        4.57%        4.46%          4.84%
Portfolio turnover                                                         18%           42%          42%            27%
Net assets at end of period (000 omitted)                           $  31,616      $ 30,567    $  28,420      $  22,007
**For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag][dbldag]For the six months ended September 30, 1997, the years ended March 31, 1996, and 1995, and the two months ended
March31, 1994, the per share distributions in excess of net investment income were $0.002, $0.002, $0.005, and $0.002, respectively.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income and the ratios would have been:
   Net investment income                                            $    0.24      $   0.50    $      --      $      --
   Ratios (to average net assets):
    Expenses##                                                           1.79%+        1.84%          --             --
    Net investment income                                                4.31%+        4.51%          --             --



----------------------------------------------------------------------------------------------
                                                                    Two Months
                                                                         Ended   Period Ended
                                                                     March 31,    January 31,
                                                                          1994         1994**
----------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $     12.06        $ 12.14
                                                                   -----------        ---------
Income from investment operations# -
 Net investment income[sec]                                        $      0.09        $  0.22
 Net realized and unrealized gain (loss) on
  investments                                                            (0.92)          0.01
                                                                   -----------        ---------
  Total from investment operations                                 $     (0.83)       $  0.23
                                                                   -----------        ---------
Less distributions declared to shareholders -
 From net investment income                                        $     (0.09)       $ (0.21)
 From net realized gain on investments                                      --          (0.09)
 In excess of net investment income[dbldag][dbldag]                      (0.00)         (0.01)
 In excess of net realized gain on investments                              --             --
                                                                   -----------        ---------
  Total distributions declared to shareholders                     $     (0.09)       $ (0.31)
                                                                   -----------        ---------
Net asset value - end of period                                    $     11.14        $ 12.06
                                                                   -----------        ---------
Total return                                                             (6.92)%++       4.93%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                               1.88%+         1.82%+
 Net investment income                                                    4.52%+         4.25%+
Portfolio turnover                                                           5%            22%
Net assets at end of period (000 omitted)                          $    13,337        $10,877
**For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag][dbldag]For the six months ended September 30, 1997, the years ended March 31, 1996, and 1995, and the two months ended
March31, 1994, the per share distributions in excess of net investment income were $0.002, $0.002, $0.005, and $0.002, respectively.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income and the ratios would have been:
   Net investment income                                           $        --        $    --
   Ratios (to average net assets):
    Expenses##                                                              --             --
    Net investment income                                                   --             --

See notes to financial statements

-------------------------------------------------------------------------------------------------------------------------
                                                                Virginia Fund
-------------------------------------------------------------------------------------------------------------------------
                                                                   Six Months              Year Ended March 31,
                                                                        Ended     ---------------------------------------
                                                                September 30,
                                                                         1997         1997          1996          1995
-------------------------------------------------------------------------------------------------------------------------
                                                                  (Unaudited)
-------------------------------------------------------------------------------------------------------------------------
                                                                      Class C
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $   11.06      $ 11.21     $   11.07     $   11.14
                                                                    ----------     -------     ---------     ---------
Income from investment operations# -
 Net investment income[sec]                                         $    0.25      $  0.52     $    0.51     $    0.56
 Net realized and unrealized gain (loss) on
  investments                                                            0.44        (0.16)         0.15         (0.04)
                                                                    ----------     -------     ---------     ---------
  Total from investment operations                                  $    0.69      $  0.36     $    0.66     $    0.52
                                                                    ----------     -------     ---------     ---------
Less distributions declared to shareholders -
 From net investment income[dbldag][dbldag]                         $   (0.25)     $ (0.51)    $   (0.52)    $   (0.54)
 From net realized gain on investment income                               --           --            --         (0.04)
 In excess of net realized gain on investments                             --           --            --         (0.01)
                                                                    ----------     -------     ---------     ---------
  Total distributions declared to shareholders                      $   (0.25)     $ (0.51)    $   (0.52)    $   (0.59)
                                                                    ----------     -------     ---------     ---------
Net asset value - end of period                                     $   11.50      $ 11.06     $   11.21     $   11.07
                                                                    ----------     -------     ---------     ---------
Total return                                                             6.32%++      3.30%         6.02%         4.85%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                              1.69%+       1.72%         1.83%         1.80%
 Net investment income                                                   4.41%+       4.63%         4.53%         4.90%
Portfolio turnover                                                         18%          42%           42%           27%
Net assets at end of period (000 omitted)                           $   3,236      $ 3,182     $   3,366     $   2,300
***For the period from the commencement of the Fund's offering of Class C shares, January 3, 1994, through January 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag][dbldag]For the six months ended September 30, 1997, and the years ended March 31, 1996, March 31, 1995, and January 31,
1994, the per share distributions in excess of net investment income were $0.002, $0.005, $0.002, and $0.002, respectively.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income and the ratios would have been:
   Net investment income                                            $    0.24      $  0.51     $      --     $      --
   Ratios (to average net assets):
    Expenses##                                                           1.79%+       1.78%           --            --
    Net investment income                                                4.31%+       4.57%           --            --



----------------------------------------------------------------------------------------------
                                                                    Two Months
                                                                         Ended   Period Ended
                                                                     March 31,    January 31,
                                                                          1994        1994***
----------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $     12.06      $   11.94
                                                                   -----------      -----------
Income from investment operations# -
 Net investment income[sec]                                        $      0.08      $    0.02
 Net realized and unrealized gain (loss) on
  investments                                                            (0.91)          0.12
                                                                   -----------      -----------
  Total from investment operations                                 $     (0.83)     $    0.14
                                                                   -----------      -----------
Less distributions declared to shareholders -
 From net investment income[dbldag][dbldag]                        $     (0.09)     $   (0.02)
 From net realized gain on investment income                                --             --
 In excess of net realized gain on investments                              --             --
                                                                   -----------      -----------
  Total distributions declared to shareholders                     $     (0.09)     $   (0.02)
                                                                   -----------      -----------
Net asset value - end of period                                    $     11.14      $   12.06
                                                                   -----------      -----------
Total return                                                             (6.91)%++      17.05%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                               1.82%+         1.18%+
 Net investment income                                                    4.48%+         1.79%+
Portfolio turnover                                                           5%            22%
Net assets at end of period (000 omitted)                          $     1,760      $     833
***For the period from the commencement of the Fund's offering of Class C shares, January 3, 1994, through January 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag][dbldag]For the six months ended September 30, 1997, and the years ended March 31, 1996, March 31, 1995, and January 31,
1994, the per share distributions in excess of net investment income were $0.002, $0.005, $0.002, and $0.002, respectively.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income and the ratios would have been:
   Net investment income                                           $        --      $      --
   Ratios (to average net assets):
    Expenses##                                                              --             --
    Net investment income                                                   --             --

See notes to financial statements

--------------------------------------------------------------------------------
                                                            West Virginia Fund
--------------------------------------------------------------------------------
                                                                    Six Months
                                                                         Ended
                                                                 September 30,
                                                                          1997
--------------------------------------------------------------------------------
                                                                   (Unaudited)
--------------------------------------------------------------------------------
                                                                       Class A
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $  11.31
                                                                      ---------
Income from investment operations# -
 Net investment income[sec]                                           $   0.29
 Net realized and unrealized gain (loss) on
  investments                                                             0.37
                                                                      ---------
  Total from investment operations                                    $   0.66
                                                                      ---------
Less distributions declared to shareholders -
 From net investment income                                           $  (0.29)
 From net realized gain on investments                                      --
 In excess of net investment income[dbldag][dbldag]                      (0.01)
 In excess of net realized gain on investments                              --
                                                                      ---------
  Total distributions declared to shareholders                        $  (0.30)
                                                                      ---------
Net asset value - end of period                                       $  11.67
                                                                      ---------
Total return[dbldag]                                                      6.04%++
Ratios (to average net assets)/Supplemental
data[sec]:
 Expenses##                                                               1.15%+
 Net investment income                                                    4.97%+
Portfolio turnover                                                           9%
Net assets at end of period (000 omitted)                             $130,111
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [dbldag][dbldag]For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.002.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income and the ratios would have been:
   Net investment income                                              $   0.29
   Ratios (to average net assets):
    Expenses##                                                            1.18%+
    Net investment income                                                 4.94%+



-----------------------------------------------------------------------------------------------------------------
                                                                                Year Ended March 31,
                                                                      -------------------------------------------
                                                                          1997            1996            1995
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $  11.33        $  11.21        $  11.19
                                                                      --------        --------        --------
Income from investment operations# -
 Net investment income[sec]                                           $   0.60        $   0.61        $   0.62
 Net realized and unrealized gain (loss) on
  investments                                                            (0.02)           0.12            0.03
                                                                      --------        --------        --------
  Total from investment operations                                    $   0.58        $   0.73        $   0.65
                                                                      --------        --------        --------
Less distributions declared to shareholders -
 From net investment income                                           $  (0.60)       $  (0.61)       $  (0.62)
 From net realized gain on investments                                      --              --              --
 In excess of net investment income[dbldag][dbldag]                         --           (0.00)             --
 In excess of net realized gain on investments                              --              --           (0.01)
                                                                      --------        --------        --------
  Total distributions declared to shareholders                        $  (0.60)       $  (0.61)       $  (0.63)
                                                                      --------        --------        --------
Net asset value - end of period                                       $  11.31        $  11.33        $  11.21
                                                                      --------        --------        --------
Total return[dbldag]                                                      5.20%           6.58%           6.07%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                               1.17%           1.22%           1.19%
 Net investment income                                                    5.28%           5.30%           5.62%
Portfolio turnover                                                          21%             11%             23%
Net assets at end of period (000 omitted)                             $126,107        $134,514        $127,616
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [dbldag][dbldag]For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.002.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income and the ratios would have been:
   Net investment income                                              $     --        $     --        $     --
   Ratios (to average net assets):
    Expenses##                                                              --              --              --
    Net investment income                                                   --              --              --



----------------------------------------------------------------------------------------------
                                                                     Two Months
                                                                          Ended    Year Ended
                                                                      March 31,   January 31,
                                                                           1994          1994
----------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $     12.06     $  11.50
                                                                    -----------     --------
Income from investment operations# -
 Net investment income[sec]                                         $      0.01     $   0.64
 Net realized and unrealized gain (loss) on
  investments                                                             (0.78)        0.69
                                                                    -----------     --------
  Total from investment operations                                  $     (0.77)    $   1.33
                                                                    -----------     --------
Less distributions declared to shareholders -
 From net investment income                                         $     (0.06)    $  (0.61)
 From net realized gain on investments                                       --        (0.12)
 In excess of net investment income[dbldag][dbldag]                       (0.04)       (0.04)
 In excess of net realized gain on investments                               --           --
                                                                    -----------     --------
  Total distributions declared to shareholders                      $     (0.10)    $  (0.77)
                                                                    -----------     --------
Net asset value - end of period                                     $     11.19     $  12.06
                                                                    -----------     --------
Total return[dbldag]                                                      (6.37)%++    11.80%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                1.30%+       1.24%
 Net investment income                                                     5.36%+       5.30%
Portfolio turnover                                                            2%          26%
Net assets at end of period (000 omitted)                           $   130,726     $141,190
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [dbldag][dbldag]For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.002.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income and the ratios would have been:
   Net investment income                                            $        --     $    --
   Ratios (to average net assets):
    Expenses##                                                               --          --
    Net investment income                                                    --          --

See notes to financial statements

----------------------------------------------------------------------------
                                                         West Virginia Fund
----------------------------------------------------------------------------
Year Ended March 31,                                                   1993
----------------------------------------------------------------------------
                                                                    Class A
----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  11.20
                                                                   --------
Income from investment operations -
 Net investment income                                             $   0.66
 Net realized and unrealized gain (loss) on
  investments                                                          0.34
                                                                   --------
  Total from investment operations                                 $   1.00
                                                                   --------
Less distributions declared to shareholders -
 From net investment income                                        $  (0.69)
 From net realized gain on investments                                (0.01)
 From paid-in capital                                                    --
                                                                   --------
  Total distributions declared to shareholders                     $  (0.70)
                                                                   --------
Net asset value - end of period                                    $  11.50
                                                                   --------
Total return[dbldag]                                                   9.12%
Ratios (to average net assets)/Supplemental data
 Expenses                                                              1.15%
 Net investment income                                                 5.97%
Portfolio turnover                                                       19%
Net assets at end of period (000 omitted)                          $115,289
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.



----------------------------------------------------------------------------------------------------------------------------
Year Ended March 31,                                                   1992        1991        1990        1989        1988
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $   10.93   $   10.72   $   10.68   $   10.51   $   11.30
                                                                  ---------   ---------   ---------   ---------   ---------
Income from investment operations -
 Net investment income                                            $    0.70   $    0.71   $    0.71   $    0.77   $    0.77
 Net realized and unrealized gain (loss) on
  investments                                                          0.34        0.21        0.04        0.18       (0.72)
                                                                  ---------   ---------   ---------   ---------   ---------
  Total from investment operations                                $    1.04   $    0.92   $    0.75   $    0.95   $    0.05
                                                                  ---------   ---------   ---------   ---------   ---------
Less distributions declared to shareholders -
 From net investment income                                       $   (0.76)  $   (0.71)  $   (0.71)  $   (0.78)  $   (0.76)
 From net realized gain on investments                                (0.01)         --          --          --       (0.02)
 From paid-in capital                                                    --          --          --          --       (0.06)
                                                                  ---------   ---------   ---------   ---------   ---------
  Total distributions declared to shareholders                    $   (0.77)  $   (0.71)  $   (0.71)  $   (0.78)  $   (0.84)
                                                                  ---------   ---------   ---------   ---------   ---------
Net asset value - end of period                                   $   11.20   $   10.93   $   10.72   $   10.68   $   10.51
                                                                  ---------   ---------   ---------   ---------   ---------
Total return[dbldag]                                                   9.84%       8.91%       7.26%       9.43%       0.76%
Ratios (to average net assets)/Supplemental data:
 Expenses                                                              1.17%       1.21%       1.22%       0.86%       0.79%
 Net investment income                                                 6.33%       6.59%       6.63%       7.01%       7.32%
Portfolio turnover                                                       14%         37%         34%         9%          11%
Net assets at end of period (000 omitted)                         $  80,440   $  61,984   $  52,398   $  43,026   $  36,276
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

------------------------------------------------------------------------------------------------------------------------------
                                                           West Virginia Fund
------------------------------------------------------------------------------------------------------------------------------
                                                                   Six Months                 Year Ended March 31,
                                                                        Ended     --------------------------------------------
                                                                September 30,
                                                                         1997           1997           1996           1995
------------------------------------------------------------------------------------------------------------------------------
                                                                  (Unaudited)
------------------------------------------------------------------------------------------------------------------------------
                                                                      Class B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $   11.31        $ 11.33      $   11.21      $   11.19
                                                                    ----------       -------      ---------      ---------
Income from investment operations# -
 Net investment income[sec]                                         $    0.25        $  0.52      $    0.52      $    0.53
 Net realized and unrealized gain (loss) on
  investments                                                            0.36          (0.02)          0.12           0.04
                                                                    ----------       -------      ---------      ---------
  Total from investment operations                                  $    0.61        $  0.50      $    0.64      $    0.57
                                                                    ----------       -------      ---------      ---------
Less distributions declared to shareholders -
 From net investment income                                         $   (0.25)       $ (0.52)     $   (0.52)     $   (0.54)
 From net realized gain on investments                                     --             --             --             --
 In excess of net investment income[dbldag][dbldag]                     (0.01)            --          (0.00)         (0.00)
 In excess of net realized gain on investments                             --             --             --          (0.01)
                                                                    ----------       -------      ---------      ---------
  Total distributions declared to shareholders                      $   (0.26)       $ (0.52)     $   (0.52)     $   (0.55)
                                                                    ----------       -------      ---------      ---------
Net asset value - end of period                                     $   11.66        $ 11.31      $   11.33      $   11.21
                                                                    ----------       -------      ---------      ---------
Total return                                                             5.61%++        4.47%          5.81%          5.30%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                              1.80%+         1.87%          1.94%          1.91%
 Net investment income                                                   4.31%+         4.57%          4.56%          4.87%
Portfolio turnover                                                          9%            21%            11%            23%
Net assets at end of period (000 omitted)                           $  14,734        $13,587      $  12,647      $  10,046
**For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag][dbldag]For the years ended March 31, 1996, and 1995, the per share distributions in excess of net investment income were
$0.002 and $0.005, respectively.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income and the ratios would have been:
   Net investment income                                            $    0.25        $    --      $      --      $      --
   Ratios (to average net assets):
    Expenses##                                                           1.83%+           --             --             --
    Net investment income                                                4.28%+           --             --             --



----------------------------------------------------------------------------------------------
                                                                    Two Months
                                                                         Ended    Period Ended
                                                                     March 31,     January 31,
                                                                          1994          1994**
----------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $     12.06         $ 12.13
                                                                   -----------         ---------
Income from investment operations# -
 Net investment income[sec]                                        $      0.01         $  0.22
 Net realized and unrealized gain (loss) on
  investments                                                            (0.87)           0.05
                                                                   -----------         ---------
  Total from investment operations                                 $     (0.86)        $  0.27
                                                                   -----------         ---------
Less distributions declared to shareholders -
 From net investment income                                        $     (0.01)        $ (0.21)
 From net realized gain on investments                                      --           (0.12)
 In excess of net investment income[dbldag][dbldag]                         --           (0.01)
 In excess of net realized gain on investments                              --              --
                                                                   -----------         ---------
  Total distributions declared to shareholders                     $     (0.01)        $ (0.34)
                                                                   -----------         ---------
Net asset value - end of period                                    $     11.19         $ 12.06
                                                                   -----------         ---------
Total return                                                             (6.48)%++        5.59%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                               2.02%+          1.89%+
 Net investment income                                                    4.56%+          4.14%+
Portfolio turnover                                                           2%             26%
Net assets at end of period (000 omitted)                          $     5,456         $ 4,530
**For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag][dbldag]For the years ended March 31, 1996, and 1995, the per share distributions in excess of net investment income were
$0.002 and $0.005, respectively.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income and the ratios would have been:
   Net investment income                                           $        --         $    --
   Ratios (to average net assets):
    Expenses##                                                              --              --
    Net investment income                                                   --              --

See notes to financial statements

Notes to Financial Statements (Unaudited)

(1) Business and Organization

MFS Municipal Series Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of sixteen Funds, as follows: MFS Municipal Income Fund, MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund* (Mississippi Fund), MFS New York Municipal Bond Fund* (New York Fund), MFS North Carolina Municipal Bond Fund* (North Carolina Fund), MFS Pennsylvania Municipal Bond Fund* (Pennsylvania Fund), MFS South Carolina Municipal Bond Fund* (South Carolina Fund), MFS Tennessee Municipal Bond Fund* (Tennessee Fund), MFS Virginia Municipal Bond Fund* (Virginia Fund), and MFS West Virginia Municipal Bond Fund* (West Virginia Fund). Each Fund, except MFS Municipal Income Fund, is non-diversified.

*These Funds are included within these financial statements.


(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Because each Fund invests primarily in the securities of a single state and its political subdivisions, each Fund is vulnerable to the effects of changes in the legal and economic environment of the particular state.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Deferred Organization Expenses - Costs incurred by a Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Futures Contracts - Each Fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, each Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Each Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Indexed Securities - Each Fund may invest in indexed securities whose value may be linked to foreign currencies, interest rates, commodities, indices, or other financial indicators. Indexed securities are fixed-income securities whose proceeds at maturity (principal-indexed securities) or interest rates (coupon-indexed securities) rise and fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Trust's custody fee is calculated as a percentage of each Fund's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by each Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on each Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions paid by each Fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because each Fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable each Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. Each Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

At March 31, 1997, the following Funds, for federal income tax purposes, had capital loss carryforwards which may be applied against any net taxable realized gains of each succeeding year until the earlier of their utilization or expiration.


                   Mississippi     New York   North Carolina
Expiration Date           Fund         Fund             Fund
---------------------------------------------------------------
March 31, 2003      $  940,501   $2,754,263       $9,778,287
March 31, 2004       3,163,964           --               --
March 31, 2005         228,833      502,292               --
                   -----------   ----------       -----------
 Total              $4,333,298   $3,256,555       $9,778,287
                   -----------   ----------       -----------



                  Pennsylvania  South Carolina      Tennessee      Virginia   West Virginia
Expiration Date           Fund            Fund           Fund          Fund            Fund
-------------------------------------------------------------------------------------------
March 31, 2003      $  111,447     $        --     $  381,262   $ 6,639,093      $  295,369
March 31, 2004       1,259,709       2,709,187        635,012     3,840,742       2,589,345
March 31, 2005         533,472         593,657         78,212     2,350,366         714,690
                    -----------     -----------    -----------  ------------     -----------
 Total              $1,904,628      $3,302,844     $1,094,486   $12,830,201      $3,599,404
                    -----------     -----------    -----------  ------------     -----------

Multiple Classes of Shares of Beneficial Interest - Each Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.


(3) Transactions with Affiliates

Investment Adviser - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.55% of each Fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee with respect to each Fund, which is reflected as a preliminary reduction of expenses in the Statement of Operations.

The Mississippi Fund and Pennsylvania Fund each have a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of each Fund's operating expenses, exclusive of management fees and distribution, and service fees. Each Fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of its average daily net assets. To the extent that the expense reimbursement fee exceeds each Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At September 30, 1997, the aggregate unreimbursed expenses owed to MFS by the Pennsylvania Fund amounted to $232,075.

Administrator - The Funds have an administrative services agreement with MFS to provide the Funds with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of each Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

                 First $1 billion            0.0150%
                 Next $1 billion             0.0125%
                 Next $1 billion             0.0100%
                 In excess of $3 billion     0.0000%

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation for the period ended September 30, 1997, is a net periodic pension expense for each Fund, as follows:

                                North                         South                                    West
Mississippi     New York     Carolina     Pennsylvania     Carolina     Tennessee     Virginia     Virginia
       Fund         Fund         Fund             Fund         Fund          Fund         Fund         Fund
------------------------------------------------------------------------------------------------------------
     $2,034       $3,079       $2,963           $2,163       $3,083        $2,926       $3,082       $3,082

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $8,288, $7,461, $42,870, $4,622, $19,041, $21,107, $34,301, and $27,468 as its
portion of the sales charge on sales of Class A shares of the Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, and West Virginia Funds, respectively, for the period ended September 30, 1997.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:


Each Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $21,569, $34,963, $21,469, $19,896, $48,915, and $13,884 for the New York, North Carolina, South Carolina, Tennessee, Virginia, and West Virginia Funds respectively for the period ended September 30, 1997. Payments of the Mississippi Fund's 0.35% per annum distribution and service fee will commence on such date as the Trustees of the Trust may determine. In the case of the New York and Pennsylvania Funds, payments of the 0.10% per annum distribution fee will commence on such date as the Trustees of the Trust may determine. For the Pennsylvania Fund, payments of up to 0.25% per annum of the service fee will commence when the value of the net assets of the Fund attributable to Class A shares first equals or exceeds $50 million. Fees incurred under the distribution plan during the period ended September 30, 1997 were 0.00%, 0.25%, 0.35%, 0.00%, 0.35%, 0.35%, 0.35% and
0.35%, of each Fund's average daily net assets attributable to Class A shares on an annualized basis for the Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia and West Virginia Funds respectively.

Each Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. Except in the case of the 0.25% per annum Class B service fee paid by the Mississippi Fund upon sale of Class B shares in the first year, payment of the 0.25% per annum service fee by the Mississippi Fund will commence on such date as the Trustees of the Trust may determine. Except in the case of the 0.25% per annum Class B service fee paid by the Pennsylvania Fund upon sale of Class B shares in the first year's payments of the 0.25% per annum service fee will commence on such date as the Class A service fee first becomes payable. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $5,054, $3,705, $2,819, $2,528, $10,048, and $1,164 for the New York, North
Carolina, South Carolina, Tennessee, Virginia, and West Virginia Funds, respectively for Class B shares. MFS retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,953 and $3 for the North Carolina and Virginia Funds, respectively, for Class C shares. Fees incurred under the distribution plan during the period ended September 30, 1997, were 0.78%, 1.00%, 1.00%, 0.79%, 1.00%, 1.00%, 1.00%, and 1.00%, of each of the
Fund's average daily net assets attributable to Class B shares for the Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia and West Virginia Funds, respectively on an annualized basis. Fees incurred under the distribution plan during the period ended September 30, 1997 were 1.00% and 1.00% of each of the Fund's average daily net assets attributable to Class C shares for the North Carolina and Virginia Funds, respectively, on an annualized basis.

Purchases over $1 million of Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended September 30, 1997 on Class A, Class B, and Class C shares were as follows:

                                             North                       South                                 West
               Mississippi     New York   Carolina   Pennsylvania     Carolina    Tennessee   Virginia     Virginia
CDSC imposed          Fund         Fund       Fund           Fund         Fund         Fund       Fund         Fund
--------------------------------------------------------------------------------------------------------------------
Class A            $    --      $    --    $    --        $    --      $    50      $    --    $    --      $     9
Class B            $34,565      $38,287    $49,152        $11,167      $15,031      $33,619    $34,862      $18,124
Class C            $    --      $    --    $ 4,257        $    --      $    --      $    --    $ 2,812      $    --

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder serving agent. The fee is calculated as a percentage of each Fund's average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations were as follows (000 omitted):


                                             North                       South                                 West
               Mississippi     New York   Carolina   Pennsylvania     Carolina    Tennessee   Virginia     Virginia
                      Fund         Fund       Fund           Fund         Fund         Fund       Fund         Fund
--------------------------------------------------------------------------------------------------------------------
Purchases           $5,170     $ 38,197    $52,037         $6,534      $23,804      $21,677     $69,668     $11,858
Sales                7,464       44,064     60,534          9,485       27,565       21,762      78,452      13,769

The cost and unrealized appreciation or depreciation in value of the investments owned by the Funds, as computed on a federal income tax basis, are as follows (000 omitted):


                                     North
                               Mississippi     New York      Carolina
                                      Fund         Fund          Fund
----------------------------------------------------------------------
Aggregate cost                     $70,716     $133,614      $392,631
                                   --------    ---------     --------
Gross unrealized appreciation      $ 5,250     $ 13,102      $ 33,780
Gross unrealized depreciation           --           (1)          (30)
                                   --------    ---------     --------
Net unrealized appreciation        $ 5,250     $ 13,101      $ 33,750
                                   --------    ---------     --------



                                                  South                              West
                                Pennsylvania   Carolina   Tennessee   Virginia   Virginia
                                        Fund       Fund        Fund       Fund       Fund
-------------------------------------------------------------------------------------------
Aggregate cost                       $37,036   $159,201    $116,674   $379,336   $127,499
                                     --------  --------    --------   --------   ---------
Gross unrealized appreciation        $ 1,904   $ 13,319    $  9,182   $ 29,833   $ 12,007
Gross unrealized depreciation             (3)       (25)        (66)       (51)        (9)
                                     --------  --------    --------   --------   ---------
Net unrealized appreciation          $ 1,901   $ 13,294    $  9,116   $ 29,782   $ 11,998
                                     --------  --------    --------   --------   ---------

(5) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                                       Mississippi Fund              New York Fund       North Carolina Fund
Class A Shares                                  -------------------------- -------------------------- -------------------------
Period Ended September 30, 1997 (000 Omitted)      Shares        Amount       Shares        Amount       Shares       Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                           137     $   1,296        1,275     $  13,653          909    $  10,739
Shares issued to shareholders in
 reinvestment of distributions                         76           729          161         1,759          461        5,470
Shares reacquired                                    (581)       (5,561)      (2,096)      (22,615)      (2,406)     (28,527)
                                                  -------     ---------      -------     ---------     --------    ----------
 Net decrease                                        (368)    $  (3,536)        (660)    $  (7,203)      (1,036)   $ (12,318)
                                                  -------     ---------      -------     ---------     --------    ----------
Year Ended March 31, 1997 (000 Omitted)            Shares        Amount       Shares        Amount       Shares       Amount
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                           420     $   3,942        1,336     $  14,245       11,938    $ 138,759
Shares issued to shareholders in
 reinvestment of distributions                        170         1,601          355         3,792          989       11,523
Shares reacquired                                  (1,427)      (13,419)      (2,824)      (30,108)     (15,681)    (182,342)
                                                  -------     ---------      -------     ---------     --------    ----------
 Net decrease                                        (837)    $  (7,876)      (1,133)    $ (12,071)      (2,754)   $ (32,060)
                                                  -------     ---------      -------     ---------     --------    ----------


                                                      Pennsylvania Fund        South Carolina Fund           Tennessee Fund
                                                -------------------------- -------------------------- ------------------------
Period Ended September 30, 1997 (000 Omitted)     Shares         Amount       Shares        Amount       Shares      Amount
------------------------------------------------------------------------------------------------------------------------------
Shares sold                                          117       $  1,109          441     $   5,348          432    $  4,562
Shares issued to shareholders in
 reinvestment of distributions                        30            281          166         2,020          131       1,388
Shares reacquired                                   (182)        (1,729)      (1,021)      (12,413)        (879)     (9,324)
                                                   -----       --------      -------     ---------      -------    ---------
 Net decrease                                        (35)      $   (339)        (414)    $  (5,045)        (316)   $ (3,374)
                                                   -----       --------      -------     ---------      -------    ---------
Year Ended March 31, 1997 (000 Omitted)           Shares         Amount       Shares        Amount       Shares      Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold                                          379       $  3,531          747     $   8,956          819    $  8,497
Shares issued to shareholders in
 reinvestment of distributions                        70            653          368         4,404          266       2,759
Shares reacquired                                   (546)        (5,091)      (2,517)      (30,161)      (1,175)    (12,195)
                                                   -----       --------      -------     ---------      -------    ---------
 Net decrease                                        (97)      $   (907)      (1,402)    $ (16,801)         (90)   $   (939)
                                                   -----       --------      -------     ---------      -------    ---------

                                                                Virginia Fund            West Virginia Fund
Class A Shares                                    ------------------------------   ---------------------------
Period Ended September 30, 1997 (000 Omitted)         Shares           Amount         Shares         Amount
--------------------------------------------------------------------------------------------------------------
Shares sold                                            1,536       $   17,335            355       $  4,087
Shares issued to shareholders in
 reinvestment of distributions                           416            4,722            151          1,739
Shares reacquired                                     (3,418)         (38,600)          (503)        (5,776)
                                                    --------       ----------        -------       ---------
 Net increase (decrease)                              (1,466)      $  (16,543)             3       $     50
                                                    --------       ----------        -------       ---------
Year Ended March 31, 1997 (000 Omitted)               Shares           Amount         Shares         Amount
------------------------------------------------------------------------------------------------------------
Shares sold                                           13,538       $  151,104            537       $  6,100
Shares issued to shareholders in
 reinvestment of distributions                           921           10,293            326          3,704
Shares reacquired                                    (17,500)        (195,457)        (1,584)       (17,969)
                                                    --------       ----------        -------       ---------
 Net decrease                                         (3,041)      $  (34,060)          (721)      $ (8,165)
                                                    --------       ----------        -------       ---------


                                                       Mississippi Fund              New York Fund       North Carolina Fund
Class B Shares                                  -------------------------- -------------------------- ------------------------
Period Ended September 30, 1997 (000 Omitted)     Shares         Amount      Shares         Amount      Shares        Amount
------------------------------------------------------------------------------------------------------------------------------
Shares sold                                           64       $    614         180       $  1,965         376      $  4,442
Shares issued to shareholders in
 reinvestment of distributions                         8             79          28            310          47           549
Shares reacquired                                   (140)        (1,342)       (332)        (3,577)       (227)       (2,677)
                                                   -----       --------       -----       --------       -----      --------
 Net increase (decrease)                             (68)      $   (649)       (124)      $ (1,302)        196      $  2,314
                                                   -----       --------       -----       --------       -----      --------
Year Ended March 31, 1997 (000 Omitted)           Shares         Amount      Shares         Amount      Shares        Amount
------------------------------------------------------------------------------------------------------------------------------
Shares sold                                          129       $  1,206         427       $  4,550         800      $  9,310
Shares issued to shareholders in
 reinvestment of distributions                        21            195          64            687          84           973
Shares reacquired                                   (199)        (1,876)       (600)        (6,395)       (432)       (5,013)
                                                   -----       --------       -----       --------       -----      --------
 Net increase (decrease)                             (49)      $   (475)       (109)      $ (1,158)        452      $  5,270
                                                   -----       --------       -----       --------       -----      --------


                                                      Pennsylvania Fund        South Carolina Fund            Tennessee Fund
                                                -------------------------- -------------------------- ------------------------
Period Ended September 30, 1997 (000 Omitted)     Shares         Amount      Shares         Amount      Shares        Amount
------------------------------------------------------------------------------------------------------------------------------
Shares sold                                          185      $   1,760         317       $  3,861         264      $  2,786
Shares issued to shareholders in
 reinvestment of distributions                        25            243          25            299          16           172
Shares reacquired                                   (671)        (6,354)       (100)        (1,214)       (148)       (1,571)
                                                   -----      ---------       -----       --------       -----      --------
 Net increase (decrease)                            (461)     $  (4,351)        242       $  2,946         132      $  1,387
                                                   -----      ---------       -----       --------       -----      --------
Year Ended March 31, 1997 (000 Omitted)           Shares         Amount      Shares         Amount      Shares        Amount
------------------------------------------------------------------------------------------------------------------------------
Shares sold                                          364      $   3,410         443       $  5,311         385      $  4,006
Shares issued to shareholders in
 reinvestment of distributions                        73            686          45            537          32           331
Shares reacquired                                   (330)        (3,097)       (186)        (2,226)       (261)       (2,710)
                                                   -----      ---------       -----       --------       -----      --------
 Net increase                                        107      $     999         302       $  3,622         156      $  1,627
                                                   -----      ---------       -----       --------       -----      --------


                                                               Virginia Fund              West Virginia Fund
                                                  ------------------------------   ---------------------------
Period Ended September 30, 1997 (000 Omitted)       Shares            Amount         Shares           Amount
--------------------------------------------------------------------------------------------------------------
Shares sold                                            170          $  1,914            119         $  1,371
Shares issued to shareholders in
 reinvestment of distributions                          26               299             17              201
Shares reacquired                                     (211)           (2,376)           (75)            (864)
                                                     -----          --------          -----         --------
 Net increase (decrease)                               (15)         $   (163)            61         $    708
                                                     -----          --------          -----         --------
Year Ended March 31, 1997 (000 Omitted)             Shares            Amount         Shares           Amount
--------------------------------------------------------------------------------------------------------------
Shares sold                                            552          $  6,182            218         $  2,474
Shares issued to shareholders in
 reinvestment of distributions                          51               567             35              397
Shares reacquired                                     (375)           (4,195)          (167)          (1,902)
                                                     -----          --------          -----         --------
 Net increase                                          228          $  2,554             86         $    969
                                                     -----          --------          -----         --------

                                                          North Carolina Fund                Virginia Fund
Class C Shares                                    -------------------------------   -------------------------
Period Ended September 30, 1997 (000 Omitted)        Shares            Amount        Shares         Amount
-------------------------------------------------------------------------------------------------------------
Shares sold                                              77          $    902            66        $   744
Shares issued to shareholders in
 reinvestment of distributions                           10               108             5             53
Shares reacquired                                      (174)           (2,021)          (78)          (871)
                                                      -----          --------         ------       --------
 Net decrease                                           (87)         $ (1,011)           (7)       $   (74)
                                                      -----          --------         ------       --------
Year Ended March 31, 1997 (000 Omitted)              Shares            Amount        Shares         Amount
-------------------------------------------------------------------------------------------------------------
Shares sold                                             191          $  2,228            93        $ 1,033
Shares issued to shareholders in
 reinvestment of distributions                           24               274             9            102
Shares reacquired                                      (350)           (4,084)         (114)        (1,277)
                                                      -----          --------         ------       --------
 Net decrease                                          (135)         $ (1,582)          (12)       $  (142)
                                                      -----          --------         ------       --------

(6) Line of Credit

The Trust and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks, under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each of the Funds for the period ended September 31, 1997, ranged from $99 to $1,378.


(7) Financial Instruments

The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At September 30, 1997, there were no open futures contracts.




                      ------------------------------------
   This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

The MFS Family of Funds(R)
America's Oldest Mutual Fund Group

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.
This material should be read carefully before investing or sending money.

Stock
--------------------------------------------------------------------------------
Massachusetts Investors Trust
Massachusetts Investors Growth Stock Fund
MFS(R) Emerging Growth Fund
MFS(R) Equity Income Fund
MFS(R) Growth Opportunities Fund
MFS(R) Large Cap Growth Fund1
MFS(R) Managed Sectors Fund
MFS(R) Mid Cap Growth Fund2
MFS(R) New Discovery Fund
MFS(R) Research Fund
MFS(R) Research Growth and Income Fund
MFS(R) Strategic Growth Fund
MFS(R) Union StandardAE Equity Fund
MFS(R) Value Fund


Stock and Bond
--------------------------------------------------------------------------------
MFS(R) Total Return Fund
MFS(R) Utilities Fund


Bond
--------------------------------------------------------------------------------
MFS(R) Bond Fund
MFS(R) Government Mortgage Fund
MFS(R) Government Securities Fund
MFS(R) High Income Fund
MFS(R) Intermediate Income Fund
MFS(R) Strategic Income Fund


Limited Maturity Bond
--------------------------------------------------------------------------------
MFS(R) Government Limited Maturity Fund
MFS(R) Limited Maturity Fund
MFS(R) Municipal Limited Maturity Fund


World
--------------------------------------------------------------------------------
MFS(R)/Foreign & Colonial Emerging Markets Equity Fund
MFS(R) International Growth Fund3
MFS(R) International Growth and Income Fund4
MFS(R) World Asset Allocation FundSM
MFS(R) World Equity Fund
MFS(R) World Governments Fund
MFS(R) World Growth Fund
MFS(R) World Total Return Fund


National Tax-Free Bond
--------------------------------------------------------------------------------
MFS(R) Municipal Bond Fund
MFS(R) Municipal High Income Fund
MFS(R) Municipal Income Fund


State Tax-Free Bond
--------------------------------------------------------------------------------
Alabama, Arkansas, California, Florida, Georgia, Maryland, Massachusetts, Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, West Virginia


Money Market
--------------------------------------------------------------------------------
MFS(R) Cash Reserve Fund
MFS(R) Government Money Market Fund
MFS(R) Money Market Fund


(1)Formerly MFS(R) Capital Growth Fund.

(2)Formerly MFS(R) OTC Fund.

(3)Formerly MFS(R)/Foreign & Colonial
   International Growth Fund.

(4)Formerly MFS(R)/Foreign & Colonial
   International Growth and Income Fund.

MFS Municipal Series Trust


Trustees

A. Keith Brodkin* - Chairman and President

Richard B. Bailey* - Private Investor; Former Chairman and Director (until
1991), Massachusetts Financial Services Company; Director, Cambridge Bancorp; Director, Cambridge Trust Company

Marshall N. Cohan - Private Investor

Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery, Brigham and Women's Hospital; Professor of Surgery, Harvard Medical School

The Hon. Sir J. David Gibbons, KBE - Chief Executive Officer, Edmund Gibbons Ltd.; Chairman, Bank of N.T. Butterfield & Son Ltd.

Abby M. O'Neill - Private Investor; Director, Rockefeller Financial Services, Inc. (investment advisers)

Walter E. Robb, III - President and Treasurer, Benchmark Advisors, Inc. (corporate financial consultants); President, Benchmark Consulting Group, Inc. (office services); Trustee, Landmark Funds (mutual funds)

Arnold D. Scott* - Senior Executive Vice President, Director and Secretary, Massachusetts Financial Services Company

Jeffrey L. Shames* - President and Director, Massachusetts Financial Services Company

J. Dale Sherratt - President, Insight Resources, Inc. (acquisition planning specialists)

Ward Smith - Former Chairman (until 1994), NACCO Industries; Director, Sundstrand Corporation

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

Portfolio Managers
Geoffrey L. Schechter*
David B. Smith*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Custodian
State Street Bank and Trust Company

Investor Information

For MFS stock and bond market outlooks, call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

Investor Service
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances, and exchanges, call toll free:
1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

World Wide Web
www.mfs.com

[dalbar graphic] DALBAR
                 NUMBER
                   1
                  MFS
          TOP-RATED SERVICE

For the fourth year in a row, MFS earned a #1 ranking in the DALBAR, Inc. Broker/Dealer Survey, Main Office Operations Service Quality Category. The firm achieved a 3.42 overall score on a scale of 1 to 4 in the 1997 survey. A total of 111 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 11 categories, including "knowledge of operations contacts," "keeping you informed," and "overall ease of doing business" with the firm.

[back cover]


MFS(R)  Municipal
Series Trust

500 Boylston Street
Boston, MA 02116-3741

MFS(R) Mississippi Municipal Bond Fund
MFS(R) New York Municipal Bond Fund
MFS(R) North Carolina Municipal Bond Fund
MFS(R) Pennsylvania Municipal Bond Fund
MFS(R) South Carolina Municipal Bond Fund
MFS(R) Tennessee Municipal Bond Fund
MFS(R) Virginia Municipal Bond Fund
MFS(R) West Virginia Municipal Bond Fund


[indicia]
                                    Bulk Rate
                                  U.S. Postage
                                      Paid
                                       MFS


[MFS logo] (silhouette) MFS(SM)
           INVESTMENT MANAGEMENT
           We invented the mutual fund(SM)



[dalbar graphic] DALBAR
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                   1
                  MFS
          TOP-RATED SERVICE





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(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741